EXHIBIT 4.1

INDENTURE OF MORTGAGE

AND DEED OF TRUST

MADISON GAS AND ELECTRIC COMPANY

TO

FIRST WISCONSIN TRUST COMPANY

TRUSTEE

DATED AS OF JANUARY 1, 1946

SECURING FIRST MORTGAGE BONDS

Indenture of Mortgage and Deed of Trust, dated as of the 1st day of January; 1946, between MADISON GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Wisconsin (hereinafter called the "Company"), party of the first part, and FIRST WISCONSIN TRUST COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Wisconsin, having it principal place of business in the City of Milwaukee, Wisconsin (hereinafter called the "Trustee"), party of the second part:

WHEREAS, the Company is authorized by law, and deems it necessary from time to time, to borrow money for its proper corporate purposes, and to that end, in exercise of said authority, has duly authorized and directed the issue of its bonds, not limited in aggregate principal amount except as otherwise hereinafter, provided, to be known as its First Mortgage Bonds, to be issued in one or more series, the bonds of each series to bear such date, to mature on such date or dates, to bear such rate or rates of interest and to contain such other specifications and provisions as are hereinafter in this Indenture provided or permitted, the bonds of each series to be issuable originally either as coupon bonds registerable as to principal and/ or as registered bonds without coupons, as the Company shall elect; and in order to secure the payment of the principal of, and interest on, the bonds, to provide for the authentication thereof by the Trustee and to establish and declare the terms and conditions upon which the bonds are to be issued, received and held, the Company has duly authorized and directed the execution and delivery of this Indenture; and

 WHEREAS, the bonds, the coupons to be attached to the coupon bonds and the certificate of the Trustee to be borne by the bonds, are to be substantially in the following forms, respectively, with such appropriate omissions, insertions and variations as are in this Indenture or in any indenture supplemental hereto provided or permitted:

[GENERAL FORM, OF COUPON BOND]

MADISON GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND

$ ___________	No. __________

MADISON GAS AND EL TRIC COMPANY (hereinafter called the "Company"), a corporation of the State of Wisconsin, for value received, hereby promises to pay to bearer, or, if this bond be registered as to principal, to the registered owner hereof, on ________________, at _____________ in _______________ the sum of _______________ Dollars ($___________) in lawful money of the United States of America, and to pay interest thereon from ______________ at the rate of _______________ per cent (_________%) per annum, in like lawful money, payable ____________ at __________________ in ___________ on ______________ the __________ day of ______________ and on the ______________ day of ______________ in each year until the Company's obligation with respect to the payment of such principal slim shall be discharged as provided in the indentures hereinafter mentioned, but only, in the case of interest due on or before the maturity date, upon presentation and surrender of the interest coupons therefor hereto attached as they severally mature.

This bond is one, of the series hereinafter specified, of the bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of January 1, 1946, duly executed by the Company to First Wisconsin Trust Company, Trustee (herein called the "Trustee"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the bearers or registered owners of the bonds and of the Trustee in respect of such security. As provided in said Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this bond is one of a series entitled _________________________________________ created by a Supplemental Indenture dated ______________________________, as provided for in said Indenture.

To the extent permitted by said Indenture, modifications or alterations of said Indenture or of any indenture supplemental thereto and of the rights and obligations of the Company and of the bearers or registered owners of the bonds and coupons may be made, and compliance with said Indenture or any such supplemental indenture may be waived, with the consent of the Company, by an affirmative vote of the bearers or registered owners of not less than sixty-six and two-thirds per cent (66 2/3%) in principal amount of the bonds entitled to vote at a meeting of bondholders called and held as provided in said Indenture and by an affirmative vote of not less than sixty-six and two-thirds per cent (66 2/3%) in principal amount of the bonds entitled to vote of each series affected by such modification or alteration or waiver in case one or more, but less than all, of the series of bonds then outstanding under said Indenture are so affected; provided, however, that no such modification or alteration or waiver shall be made which will (a) affect the terms of payment of the principal of, or interest or premium on, this bond, or the right of the bearer or registered owner hereof to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond or in the coupons appertaining hereto, or (b) otherwise than as permitted by said Indenture, permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of said Indenture or of any indenture supplemental thereto, with respect to any property covered thereby, or give to any bond or bonds secured by said Indenture any preference over any other bond or bonds so secured, or deprive any bondholder of the security afforded by the lien of said Indenture, or (c) reduce the percentage in principal amount of the bonds required to authorize any such modification or alteration or waiver; all as more fully provided in said Indenture.

In the event that any bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, or in the event that any coupon shall not be presented for payment at the due date thereof, and the Company shall have on deposit with the Trustee in trust or the purpose, on the date when such bond or coupon; is so due, funds sufficient to pay the principal of such bond (and premium, if any), together with all interest due thereon to the date of maturity of such bond or to the date fixed for the redemption thereof, or to pay such coupon, as the case may be, for the use and benefit of the bearer or registered owner thereof, then all liability of the Company to the, bearer or registered owner of said bond for the payment of the principal thereof and interest thereon (and premium, if any), or to the holder of such coupon for the payment thereof, as the case may be, shall forthwith cease, determine and be completely discharged and such bearer or registered owner or holder shall no longer be entitled to any lien or benefit of said Indenture.

In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

This bond is transferable by delivery unless registered as to principal on the books of the Company to be kept for that purpose at the office or agency of the Company in __________________, such registration to be noted hereon. After such registration, no transfer shall be valid unless made upon said books by the registered owner in person, or by attorney duly authorized in writing, and similarly noted hereon; but this bond may be discharged from registration by being in like manner transferred to bearer, and thereupon transferability by delivery shall be restored, after which this bond may again from time to time be registered or made transferable to bearer as before. Such registration, however, shall not affect the negotiability of the coupons for interest hereto attached, which shall always be payable to bearer and transferable by delivery.

The Company and the Trustee and any paying agent may deem and treat the bearer of this bond, if it be not registered as to principal, or, if this bond is registered as herein authorized, the person in whose name the same is registered, and the bearer of any coupon hereunto appertaining, as the absolute owner for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this bond; or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every bearer or registered owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

Neither this bond nor any of the any of the annexed interest coupons shall be valid or become obligatory for any purpose unless and until the certificate hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, MADISON GAS AND ELECTRIC COMPANY has caused this bond to be signed in its name by its President or one of its Vice Presidents, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries, and coupons for said interest bearing the facsimile signature of its Treasurer to be hereunto attached, as of the _____________ day of _______________

MADISON GAS AND ELECTRIC COMPANY,

By _______________________________

 President.

Attest:

________________________________

 Secretary.

[GENERAL FORM OF INTEREST COUPON]

No. __________________ $ _____________________

On the __________________ day of ____________________, unless the bond hereinafter mentioned shall have been duly called for previous redemption and payment duly provided therefor, upon surrender of this coupon, MADISON GAS AND ELECTRIC, COMPANY will pay to bearer, at _______________ in ____________, _____________ Dollars ($ _________) in lawful money of the United States of America, being ________________ months' interest then due on its First Mortgage Bond, _____________, No. _______________.

________________________________

 Treasurer.

[GENERAL FORM OF REGISTERED BOND WITHOUT COUPONS]

MADISON GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND

$ ______________________                      No. ____________________

MADISON GAS AND ELECTRIC COMPANY (hereinafter called the "Company"), a corporation of the State of Wisconsin, for value received, hereby promises to pay to _____________________   or registered assigns, on ____________________, at ____________________ in ____________________, the sum of ____________________ Dollars ($ ____________________) in lawful money of the United States of America, and to pay interest thereon from the date hereof at the rate of ____________________ per cent (_________%) per annum, like lawful money, payable ____________________ at ____________________ in ____________________ on the ____________________ day of ____________________ and on the ____________________ day of ____________________ in each year until the company's obligation with respect to the payment of such principal sum shall be discharged as provided in the indentures hereinafter mentioned.

This bond is one, of the series hereinafter specified, of the bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by; an Indenture of Mortgage and Deed of Trust dated as of January 1, 1946, duly executed by the Company to First Wisconsin Trust Company, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are; and are to be, issued and secured, and the rights of the bearers or registered owners of the bonds and of the Trustee in respect of such security. As provided in said Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this bond is one of a series entitled ____________________ created by a Supplemental Indenture dated ____________________, as provided for in said Indenture.

To the extent permitted by said Indenture, modifications or alterations of said Indenture or of any indenture supplemental thereto and of the rights and obligations of the Company and of the bearers or registered owners of the bonds and coupons may be made, and compliance with said Indenture or any such supplemental indenture may be waived, with the consent of the Company, by an affirmative vote of the bearers or registered owners of not less than sixty-six and two-thirds per cent (66 2/3% ) in principal amount of the bonds entitled to vote at a meeting of bondholders called and held as provided in said Indenture and by an affirmative vote of not less than sixty-six and two-thirds per cent (66 2/3% ) in principal amount of the bonds entitled to vote of each series affected by such modification or alteration or waiver in case one or more, but less than all, of the series of bonds then outstanding under said Indenture are so affected; provided, however, that no such modification or alteration or waiver shall be made which will (a) affect the terms of payment of the principal of, or interest or premium on, this bond, or the right of the registered owner hereof to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or (b) otherwise than as permitted by said Indenture, permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of said Indenture or of any indenture supplemental thereto, with respect to any property covered thereby, or give to any bond or bonds secured by said Indenture any preference over any , other bond or bonds so secured, or deprive any bondholder of the security afforded by the lien of said Indenture, or (c) reduce the percentage in principal amount of the bonds required to authorize any such modification or alteration or waiver; all as more fully provided in said Indenture.

In the event that any bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, or in the event that any coupon shall not be presented for payment at the due date thereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when such bond or coupon is so due funds sufficient to pay the principal of such bond (and premium, if any), together with all interest due thereon to the date of maturity of such bond or to the date fixed for the redemption thereof, or to pay such coupon, as the case may be, for the use and benefit of the bearer or registered owner thereof, then all liability of the Company to the bearer or registered owner of said bond for the payment of the principal thereof and interest thereon (and premium, if any), or to the holder of such coupon for the payment thereof, as the case may be, shall forthwith cease, determine and be completely discharged and such bearer or registered owner or holder shall no longer be entitled to any lien or benefit of said Indenture.

In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

This bond is transferable by the registered owner hereof in person, or by attorney duly authorized in writing, at the office or agency of the Company ____________________, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond without coupons of the same series and maturity for the same aggregate principal amount will be issued to the transferee in exchange therefor.

The Company and the Trustee and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, MADISON GAS AND ELECTRIC COMPANY has caused this bond to be signed in its name by its President or one of its Vice-Presidents, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries, as of the _____ day of ____________________, ________.

MADISON GAS AND ELECTRIC COMPANY,

By _______________________________

President.

Attest:

_______________________________

  Secretary.

[FORM OF TRUSTEE'S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and Supplemental Indenture.

FIRST WISCONSIN TRUST COMPANY,

as Trustee,

By____________________________

AND WHEREAS, all acts and things required by law and by the articles of incorporation and by-laws of the Company necessary to make this Indenture, when duly executed and delivered, a valid and binding mortgage and deed of trust for the security of all bonds duly issued hereunder have been done and performed; and the execution and delivery of this Indenture have been in all respects duly authorized;

Now, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the principal of and interest on all bonds at any time issued and outstanding under this Indenture according to their tenor, purport and effect, and the performance and observance of all the covenants and conditions therein and herein contained, and to declare the terms and conditions upon and subject to which said bonds are and are to be issued and secured, and in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of said bonds by the holders thereof, and of the sum of One Dollar, lawful money of the United States of America, to the Company duly paid by the Trustee at or before the ensealing and delivery hereof, and for other valuable considerations, the receipt whereof is hereby acknowledged, the Company has executed and delivered this Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge,

N
Livingston St
MAIN
BLOUNT St.
St.
PCO
PCC
PROPOSED TRACK
GAS WORKS
NAPTHA TANK
FREDRICKSON & SON
FREIGHT HOUSE
Present Change
10
9
10
18
18
66
66
132
165

as now located, as shown by the red dotted line designated "proposed track to Lumber yard" on the map attached hereto, identified by the signature of J. E. Blunt, Chief Engineer, and attached hereto and made a part hereof for the purpose of showing the location of said track. Also the right, subject to the same conditions and reservations, to maintain and operate, for the accommodation of the business of aid grantor only, the track now laid on said Block, the location of the center line of which is designated by the solid red line on said map. Said Grantor expressly reserves the right at any time to revoke this grant or permit, as to either or both of said tracks, upon giving to the said grantee six (6) months' notice in writing to be served on the agent of said Grantee in the City of Madison and upon the expiration of the time specified in said notice the right and privileges herein granted as to the track therein described shall cease and determine, and these presents, in so far as the same relates to the track embraced in such notice, thenceforth shall be null and void, and said Grantee covenants and agrees to take up and remove said tracks or such one of them as may be the subject of such notice, from the premises of said Grantor on or before the expiration of the time specified therein.

Dated this 27th day of May, 1889.

Below appears a copy of the map attached to said license or permit dated May 27, 1889, but on said copy below the red dotted line on the original of said map is shown as a heavy dotted line and the solid red line is shown as a heavy solid line.

FREIGHT HOUSE
St.
St.
Present Change
PCO
PROPOSED TRACK TO Lumber Yd
PCC
NAPTHA TANK
10
18
29°6
MARSH
131
PCC
Livingston
9
GAS WORKS
BLOUNT
6°06'C
PT4+25
MAIN
St.
66
66
FREDRICKSON & SON
10
18
165
132
N

By deed dated January 30, 1917 (hereinafter referred to) Charles F. Cooley and wife conveyed to Madison Gas and Electric Company Lots 13 and 14 in Block 132, and as part of the consideration thereof Madison Gas and Electric Company agreed with respect to said license or permit of May 27, 1889, as follows:

In further consideration of this conveyance said second party (Madison Gas and Electric Company) agrees that the revocable license, or permit, under which Chicago & Northwestern Railway Company has constructed and now maintains a certain spur track across Block One Hundred ThirtyOne (131) and Lot fourteen (14), of Block One Hundred thirty-two (132), in said City of Madison, shall not be revoked by said second party as against said parties of the first part (Charles F. Cooley and wife) or other owner or owners of Lots five (5) and six (6) of said Block One hundred thirtytwo (132), and Lots one (1), two (2), three (3), four (4), five (5), six (6), thirteen (13), fourteen (14), fifteen (15), sixteen (16), seventeen (17) and eighteen (18), Block One hundred thirty-three (133) so long as the use to which said spur may be put for the benefit of said lots is not substantially changed and does not substantially increase the burden upon or hazard to, the premises of said second party.

(2)

Lots Ten (10) and Eleven (11), Block One Hundred and Thirty-two (132) in the City of Madison, being the same lots conveyed to Madison Gas and Electric Company by McClellan Dodge, et al., by deed dated January 30, 1917 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 246 of Deeds at page 164.

(3)

Lot Twelve (12), Block One Hundred and Thirty-two (132), in the City of Madison, being the same lot conveyed to Madison Gas and Electric Company by John H. Corscot by deed dated January 30, 1917 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 261 of Deeds at page 211.

(4)

Lots Thirteen (13) and Fourteen (14), Block One Hundred and Thirty-two (132) in the City of Madison, being the same lots conveyed to Madison Gas and Electric Company by Charles F. Cooley and wife by deed dated January 30, 1917 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 257 of Deeds at page 6, the Northeast half of said Lot Fourteen (14) being also conveyed to Madison Gas and Electric Company by Newell H. Dodge by deed dated February 23, 1917 and recorded in the office of said Register of Deeds in Volume 247 of Deeds at page 339; said Lot Fourteen (14) being subject to the restriction contained in the deed dated January 30, 1917 from Charles F. Cooley and wife above referred to, that the revocable license or permit under which the Chicago &

Northwestern Railway Company has constructed and now (id est Jan. 30, 1917) maintains a certain spur track across said Block One Hundred and Thirty-one (131) and Lot Fourteen (14), Block One Hundred and Thirty-two (132) in the City of Madison, shall not be revoked by said Madison Gas and Electric Company as against said Charles F. Cooley and wife or other owner or owners of Lots Five (5) and Six (6) of said Block One Hundred Thirty-two (132) and Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Thirteen (13), Fourteen (14), Fifteen (15), Sixteen (16), Seventeen (17) and Eighteen (18), Block One Hundred and Thirty-three (133) in the City of Madison, so long as the use to which said spur may be put for the benefit of said lots is not substantially changed and does not substantially increase the burden upon or hazard to the premises of said Madison Gas and Electric Company. A copy of said revocable license or permit, which is dated May 27, 1889, and recorded in the office of the Register of Deeds in Volume 134 of Deeds at page 497, appears hereinbefore.

(5)

Lots Eight (8) , Nine (9), Ten (10), and Eleven (11), Block One Hundred and Twenty-three (123), in the City of Madison, being the same lots conveyed to Madison Gas and Electric Company by McClellan Dodge, et al., by deed dated June 22, 1920 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 269 of Deeds at page 260, excepting from said Lot Eleven (11) a strip of land six (6) inches in width and One Hundred Thirty-two (132) feet in length along the Southwesterly side of said Lot Eleven (11), such strip being the same strip conveyed by Madison Gas and Electric Company to RogersWalker Company by deed dated August 22, 1922 and recorded in the office of said Register of Deeds in Volume 282 of Deeds at page 460.

(6)

The Northwesterly Thirty-Two (32) feet of the Southwesterly Six (6) inches of Lot 11, Block 123, in the City of Madison, Wisconsin, according to the recorded plat thereof, being the Northwesterly Thirty-Two (32) feet of the six inch strip of land conveyed by Madison Gas and Electric Company to Rogers-Walker Company by deed dated August 22, 1922 and recorded August 24, 1922 in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 282 of Deeds at page 460.

Also, all that part of the following described tract of land lying Northwesterly of a line parallel to and Thirty-Two (32) feet Southeasterly from the line dividing Lots Six (6) and Seven (7) from Lots Twelve (12) and Thirteen (13), Block One Hundred Twenty-Three (123), in the City of Madison, Wisconsin, according to the recorded plat thereof, such tract of land being the tract conveyed by Isaac Gardner Snell and others to Rogers-Walker Company by deed dated November 3, 1920, and recorded November 30, 1920 in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 269 of Deeds, Page 280, and such tract being described in such deed as follows:

All of Lot Seven (7) , and all of that part of Lots Six (6) , Twelve (12) and Thirteen (13) of Block One Hundred and Twenty-three (123), City of Madison, lying northeast of the center line of the railway spur track; as now located running through Lots Six (6) , Twelve (12) and Thirteen (13), more particularly described as follows: Beginning af the East corner of Lot Twelve (12), thence Northwesterly along the Northeasterly line of Lots Twelve (12) and Severi (7) to the Southeasterly line of Main Street, thence Southwesterly along the Southeasterly line of Main Street to a point of intersection of said line with the center line of said railway spur track, which point of intersection is 3.43 feet Northeasterly from the West corner of Lot Six (6) ; thence Southeasterly along the center line of said railway spur track as now located, to the point of intersection of said center line with the Southeast line of Lot Six (6), which point of intersection is 22.05 feet Northeast of the South corner of Lot Six (6); thence Southeasterly along the center line of said railway spur track, as now located to a point of intersection of said line with the Northwesterly line of Railroad Street, which point of intersection is Five and Thirty Hundredths (5.30) feet Northeasterly from the South corner of Lot Twelve (12) ; thence Northeasterly along the Northwesterly line of Railroad Street to the place of beginning, located on the Northeast quarter of the Southwest quarter and Lot Four (4) or Southeast quarter of Southwest quarter of Section Thirteen (13), Town Seven (7) North, Range Nine (9) East, expressly reserving to the parties of the first part, their heirs, assigns, legal representatives and grantees, and granting to the party of the second part, its successors and assigns, the right to jointly use said railway spur track; and expressly excepting the right to the use of said spur track by the parties of the first part and their heirs, assigns, legal representatives and grantees, and the grantees of Isabella G. Snell, in connection with the extension of said spur track across Main Street and Block One Hundred Twenty-two (122) in said City, and any continuations of said spur track that shall be made for the parties of the first part, their assigns and grantees in or upon said Block One Hundred Twenty-two (122), being the property conveyed to Madison Gas and Electric Company by Rogers-Walker Company by deed dated July 1, 1926, and recorded in the office of the Register of beeds of Dane County, Wisconsin, in Volume 306 of Deeds at page 231.

(7) Lots Five (5) and Six (6), Block One Hundred and Thirtytwo (132) in the City of Madison, being the lots conveyed to Madison Gas and Electric Company by Charles

F. Cooley and wife by deed dated December 26, 1923 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 303 of Deeds at page 522.

(8) Lot Seven (7), Block One Hundred and Thirty-two (132) in the City of Madison, being the lot conveyed to Madison Gas and Electric Company by John H. Corscot by Warranty deed dated December 28, 1923 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 283 of Deeds at page 108, and to which Anna Buck et al. quit claimed any and all title they may have had thereto or therein by deed dated December 24, 1923, and recorded in the office of said Register of Deeds in Volume 301 of Deeds at page 231.

(9) Lot Eight (8) and the Southeast one (1) rod of Lot Nine (9), Block One Hundred and Thirty-two (132) in the City of Madison, being the premises conveyed to Madison Gas and Electric Company by McClellan Dodge et al. by deed dated September 4, 1923 and recorded in the office of the Register of Deeds of Dane County, Wisconsin in Volume 283 of Deeds at page 96.

II

LAKE SHORE PUMP HOUSE

All the part of lots 4, 5 and 6 in Block 126 in the City of Madison now owned by Madison Gas and Electric Company, being that part which was excepted in deed from Madison Gas and Electric Company to McClellan Dodge et al., dated June 24, 1920 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 282 of Deeds at page 84, which part so excepted in said deed of June 24, 1920 will appear from the description of the lands conveyed thereby, which description is as follows:

All that part of Lots 4, 5 and 6 in Block 126 of the City of Madison in said county, owned by the Madison Gas & Electric Company, being (1) that part of Block 126 conveyed to said Madison Gas & Electric Co. by the Four Lakes Light & Power Co. by deed dated April 1, 1896, and recorded in the office of the Register of Deeds for Dane County, Wis., in Volume 154 of Deeds on page 447, subject to the reservations contained therein and in prior conveyances, and (2) that part of Block 126 conveyed to said Madison Gas & Electric Co. by Frank G. Brown and wife and Frederic M. Brown and wife by deed dated May 25, 1899 and recorded in the office of said Register of Deeds in Volume 168 of Deeds on page 422;

excepint therefrom the pumphouse and land on which it is situated, together with a strip of land one foot in width on the East, North and South sides of said pumphouse and also excepting the land on the westerly side of the pumphouse tract thus described and lying between it and the alleyway hereinafter described; and reserving to said Madison Gas & Electric Co., its successors and assigns, the tight to use the alleyway on the westerly side of said premises (being the alleyway described in the deed from Alexander Gill, and Asbury M. Daggett and wife to Joseph Hausman, dated October 23, 1889 and recorded in the office of said Register of Deeds in Volume 97 of Deeds on page 294, and the extension of said alleyway to Lake Monona described in the deed referred to above, recorded in Volume 168 of Deeds on page 422), together with the right to construct, maintain and repair pipes, wires and conduits therein; and reserving the right to construct, maintain and repair pipes and conduits across, in and under the land herein conveyed lying between said pumphouse and Lake Monona.

III

OFFICE BUILDING AND ADJOINING PROPERTY

The Southeast eight (8) feet in width of the Northeast ninety-six (96) feet of Lot Six (6) and the Northeast ninety-six (96) feet of Lot Seven (7), Block Sixty-five (65) in the City of Madison, being the same premises conveyed to Madison Gas and Electric Company by Margaret Schulkamp et al. by deed dated April 28, 1922 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 283 of Deeds at page 38. The Southwest thirty-six feet (SW 36') of the Southeast eight feet (SE 8') of Lot Six (6), and the Southwest thirty-six feet (SW 36') of Lot Seven (7), Block Sixty-five (65) in the City of Madison, being the same premises conveyed to Madison Gas and Electric Company by the American Exchange Bank, Successor Trustee under the Last Will and Testament of Henry Schulkamp, Deceased, by deed dated November 18, 1941, and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 416 of Deeds at page 437.

IV

MENDOTA SUB-STATION

All of Lots Nos. Twenty-Two (22) and Twenty-Three (23) of Block Three Hundred Thirty-Six (336) of Riley Plat of a part of the City of Madison in Dane County, Wisconsin, according to the recorded plat thereof, being the lots conveyed to Madison Gas and Electric Company by Midtown Realty Company by deed dated July

25, 1930 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 349 of Deeds at page 189.

V

RAILROAD STREET PROPERTY

The following parcels of land in Block One Hundred Twentythree (123) in the City of Madison, Dane Comity, Wisconsin, to-wit:

The Southwesterly 6 inches of Lot 11, Block 123, except the Northwesterly 32 feet thereof. Also all that part of Lots 12 and 13, Block, 123, lying Northeast of center line of the Railway spur track as now located running through Lots 6, 12 and 13, Block 123, except the Northwesterly 32 feet thereof, and more particularly described as follows: Commencing at a point on Railroad Street 6 inches Northeast of the South corner of Lot 11, Block 123, thence Northwesterly parallel to the Southwest line of said Lot 11 to a point 32 feet Southeast of the Northwest line of said Lot, thence at right angles and parallel to Railroad Street to a point in the center of the Railroad Spur track as now located, running through Lots 6, 12 and 13, Block 123, thence Southeasterly along the center line of said railway spur track as now located to the point of intersection of said center line with the Northwesterly line of Railroad Street which point of intersection is 5.31 feet Northeasterly from South corner of Lot 12, Block 123, thence Northeasterly along the Northwesterly line of Railroad Street to the place of beginning, in the City of Madison, Dane County, Wisconsin, being the same premises conveyed to the Company by the Banking Commission for the State of Wisconsin by deed dated February 27, 1937, and recorded on March 6, 1937, in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 380 of Deeds, at page 304, No. 594037.

VI

OUTLOTS A, B, C, D, & E, RILEY PLAT

CITY OF MADISON

The portion of outlot A lying Northeasterly of the Southwesterly line of Outlot B extended Westerly to the Northwest line of Outlot A, and Outlots B, C, D, & E; all located in Riley Plat, City of Madison, Dane County, Wisconsin.

VII

FREDRICKSON PROPERTY

The Southeast One Hundred, Forty-Eight and One-Half feet (148½) of Lots Fifteen (15) and Sixteen (16) in Block One Hundred Thirty Two (132) in the City of Madison, subject, however to a railroad right-of-way agreement recorded in Volume 134 of Deeds; page 496, document #179226, now outstanding and which is excepted from the warranty hereinafter given; being the same premises conveyed to Madison Gas and Electric Co pany by Marion F. Fredrickson, also known as Mrs. J. V. Fredrickson of Madison, Wisconsin, dated December 29, 1943, and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 442 of Deeds at page 214.

VIII

BLACKHAWK SUBSTATION

A part of the Northwest quarter of the Southeast quarter, Section 18, Town 7 North, Range 9 East (Town of Madison), more fully described as follows: Beginning at a point which is South 1 degree West 507.8 feet and South 39 degrees East 165.25 feet from the Northwest corner of the said Northwest quarter of the Southeast quarter; thence North 51 degrees East 179.2. feet; thence South 45 degrees 53 minutes East 325.6 feet to the center line of a public highway; hence South 49 degrees 07 minutes West along said center line 287.6 feet to the center line of the concrete pavement on U. S. Highway #12; thence North 39 degrees West along the center line of said pavement 333.1 feet; thence North 51 degrees East 70 feet to the point of beginning, said area being parts of Lots 15, 16 and Outlot A of the recorded plat of Block 2, Spring Harbor and contains 2.04 acres, subject, however, to existing easements for right of way purposes along the Southwest and Southeast sides thereof, being the same premises conveyed to Madison Gas and Electric Company by John C. Warner and Jane M. Warner, his wife; Frederic E. Risser and Elizabeth W. Risser, individually and as the wife of Frederic E. Risser by deed dated May 27, 1940 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 403 of Deeds at page 432.

SECOND

Gas Plants, Tralnsmission and Distribution Systems:

All gas manufacturing plants and gas transmission and distribution systems of the Company located in the County of Dane, and elsewhere, in the State of Wisconsin, includin all and singular the gas works, offices, repair shops, buildings, structures, holders, retorts, purifiers, scrubbers, tanks, boilers, machinery, engines, pumps, compressors, pipes, mains, conduits, valves, regulators, services, meters, fixtures, tools, equipment, apparatus and other property comprising or appurtenant to said gas manufacturing plants and gas transmission and distribution systems.

THIRD

Electric Generating Plants, Transmission Lines

and Distribution Systems:

The electric generating plants, transmission lines and distribution systems of the Company located in the County of Dane, and elsewhere, in the State of Wisconsin, including all and singular the electric generating stations, substations, and other works, structures and buildings for the generation, transmission or distribution of electricity, and the fixtures, fittings and equipment thereof; all turbines, engines, furnaces, boilers, generators, converters, regulators, transformers, switches, wiring and piping; all poles, towers, conduits, vaults, feeders, cables, wires, insulators, lamps, meters and tools; and all other fixtures, equipment and apparatus comprising or in any way connected with or appurtenant to said electric generating plants, transmission lines and distribution systems.

FOURTH

Franckises, Leases, Permits, Easements, etc.:

All franchises, all rights to construct, maintain or operate systems for the transmission or distribution of electricity or gas, and all leases, permits, easements, rights-of-way, consents and licenses of the Company.

FIFTH

After-Acquired Property:

Also, subject to the provisions of Article XIII hereof, all property, real and personal, tangible or intangible, of every kind, character and description and wheresoever situated (except property of the character hereinafter referred to and defined as excepted property), which may be hereafter acquired or possessed by the Company.

SIXTH

Property Hereafter Expressly Mortgaged or Pledged:

And also all property which at any time hereafter, by delivery or by an instrument in writing, may be expressly conveyed, mortgaged or pledged to the Trustee hereunder by the Company or by a successor corporation, or by anyone in its behalf and with its written consent as and for additional security hereunder; the Trustee being hereby authorized at any and all times to accept and receive any such conveyance, mortgage, pledge or delivery and to hold and apply any such property upon and subject to the terms and provisions upon which such conveyance, mortgage, pledge or delivery shall be made.

SEVENTH

Together with Appurtenances:

Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the property hereby granted or intended so to be; and the reversion and reversions, remainder and remainders, incomes, rents, issues and profits thereof; and all of the estate, right, title, interest and claim whatsoever of the Company in and to the same and every part and parcel thereof, excepting always property hereinafter excepted and excluded from the lien hereof.

EXCEPTED PROPERTY

Expressly excepting and excluding, however, from this Indenture and from the lien and operation hereof all the following described property whether now owned or hereafter acquired by the Company:

A. All shares of stock and certificates or evidences of interest therein, all bonds, notes and other evidences of indebtedness or certificates of interest therein, all other securities, all bills, notes and accounts receivable, cash on hand or in banks, judgments, choses in action and all contracts and operating agreements (other than leases) , unless hereafter specifically mortgaged and pledged hereunder or required so to be.

B. All property, franchises, permits and licenses of any other corporation of whatever character, securities whereof, or obligations secured by lien upon the properties, franchises, permits and licenses whereof, may be now owned or hereafter acquired or possessed by the Company, notwithstanding the fact that the Company may own or hereafter acquire all or substantially all of the securities issued by or secured by lien upon property of any such corporation or that any such corporation may be incorporated or organized at the instance of, or for the account of, the Company.

C. All merchandise, equipment, materials and supplies acquired for the purpose of resale or lease or for consumption in the usual course of business or in the operation of any properties of the Company, or held in advance of use thereof for maintenance or fixed capital purposes.

D. All gas, by-products of gas, electricity, steam, water and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business.

E. All automobiles, trucks and other transportation equipment.

F. All office furniture, office fixtures and office equipment.

G. All timber, minerals, mineral rights and royalties.

H. The last day of the term of any lease or leasehold which may be or become subject to the lien hereof.

I. Certain parcels of land more particularly described as

YAHARA PROPERTY

The following three parcels of land situated in the City of Madison, Dane County, Wisconsin, viz:

(1) That part of the Northwest quarter of the Southwest quarter of Section Six (6), Township Seven (7) north, range ten (10) east, Dane County, Wisconsin, lying west of the right-of-way ot the Chicago and Northwestern Railway and south of an extension of the east and west quarter line of Section twelve (12) Township seven (7) north, Range nine (9) east, Dane County, Wisconsin; being the same premises conveyed to Madison Gas and Electric Company by Frank Koltes, et ux, by deed dated October 29, 1924 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 311 of Deeds at page 335.

(2) Part of the N.W. ¼ of the S.W.1/4, of Section 6, Town 7 North, Range 10 East, more particularly described as follows:

Beginning at the N.E. corner of the S.E. ¼ of Section 12, Town 7 North, Range 9 East, thence North 0 degrees 54 minutes East along the East line of said Section 12, a distance of three hundred seventy-two (372) feet, thence north 89 degrees 31 minutes east parallel to the North line of the S.E. ¼ of said Section 12 extended East, a distance of two hundred eighty-two and fifty-six one hundredths (282.56) feet to the Westerly boundary of the right of way of the Chicago and Northwestern Railroad Company through Section 6, T. 7 N., R. 10 E., thence S. 4 degrees 15 minutes W. along said right of way line, a distance of three hundred seventythree and sixteen one hundredths (373.16) feet to a point where a prolongation N. 89 degrees 31 minutes E., of the North line of the

S.E. ¼ of Section 12, T. 7 N., R. 9 E. intersects said right of way line, thence S. 89 degrees 31 minutes W. along said prolongation, a distance of two hundred sixty and seven tenths (260.7) feet to place of beginning. Said above described tract of land contains two and three hundred nineteen one thousandths (2.319) acres, being the same premises conveyed to Madison Gas and Electric Company by Frank Koltes, et ux, by deed dated June 11, 1927, and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 327 of Deeds at page 8.

(3) Commencing at the Northeast corner of the Southeast quarter (¼) of Section 12, Town 7 North, Range 9 East, Dane County, thence South 0 degrees 54 minutes West, 845.59 feet along the town line between the Towns of Madison and Blooming Grove to the Northwest corner of the Southwest ¼ of the Southwest ¼ of Section 6, Township 7 North, Range 10 East, thence North 89 degrees 53 minutes East, 211 feet along the eighth line of said Section 6, to the right of way of the Chicago & Northwestern Railway, thence South 4 degrees 15 minutes West, 1077.4 feet along said right of way to a point which is 100 feet from the bank of the Yahara River, thence North 58 degrees 42 minutes West parallel to said river bank, 398.7 feet to the center line of East Johnson Street in the city of Madison, thence North 53 degrees 2 minutes West parallel to said river bank, 793.88 feet, thence North 39 degrees 34 minutes East, 364.28 feet, thence North 19 degrees 4 minutes East, 1006.94 feet to the East. and West quarter line of Section 12, thence North 89 degrees 31 minutes East; 296.14 feet along said quarter line to the point of beginning, the whole lying in and being part of the Southeast quarter (¼) of Section 12, Town Seven North, Range 9 East, and the Southwest quarter (¼) of the Southwest quarter (¼) of Section 6, Town 7 North, Range 10 East, Dane County, Wisconsin, and containing 24.78 acres, more or less, together with and subject to an agreement with the Madison Park & Pleasure Drive Association, recorded in Volume 19 of Miscellaneous, page 60, and excepting a strip of land 66 feet wide, conveyed by Hausmann Brewing Company to the City of Madison by deed dated September 27, 1906 and recorded in the office of the Register of Deeds for Dane County on November 4, 1906 in Voluine 194 of Deeds, page 231; being the same premises conveyed to Madison Gas and Electric Company by Hausmann Brothers Company by deed dated August 2, 1927 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 334 of Deeds at page 220, which deed was given to correct errors in the description of the property conveyed by said Hausmann Brothers Company to said Madison Gas and Electric Company by deed dated February 24, 1925 and recorded in the office of the Register of Deeds of Dane County, Wisconsin, in Volume 295 of Deeds on page 527.

All securities, properties, franchises, permits and licenses so excepted and excluded, or during the time and to the extent so excepted and excluded, are elsewhere in this Indenture sometimes referred to collectively as "excepted property." If, upon the happening and continuance of an event of default as defined in Section 2 of Article IX hereof, the Trustee or any receiver appointed hereunder shall enter upon and take possession of the mortgaged property the Trustee or such receiver may, to the extent permitted by law, at the same time likewise take possession of any and all of the excepted property described herein then on hand which is used or useful in connection with the business of the Company, and use and administer the same, to the extent permitted by law, to the same extent as if such property were part of the mortgaged property, unless and until such event of default shall be remedied or waived and possession of the mortgaged property restored to the Company, its successors or assigns.

The Company, however, expressly reserves the power at any time and from time to time, by indenture supplemental hereto, to subject to the lien and operation of this Indenture any part or all of the securities, property and franchises so excepted and excluded from the lien and operation hereof, upon such terms and conditions and subject to such restrictions, limitations and reservations as it may determine.

To HAVE AND TO HOLD the trust estate unto the Trustee, and its successors and assigns, to and for the proper use and benefit of the Trustee and its successors and assigns forever:

SUBJECT, HOWEVER, to the exceptions and reservations and matters hereinabove recited; to mortgages, encumbrances or other liens existing at the date of acquisition on properties and franchises acquired after the date of this Indenture; to purchase money mortgages upon properties and franchises, acquired after the date of this Indenture, created by the Company at the time of acquisition of such properties and franchises; and to permissible encumbrances, as the term "permissible encumbrances" is defined in Article I hereof.

IN TRUST NEVERTHELESS, for the equal and proportionate use, benefit and security of all present and future holders of the bonds and coupons issued and to be issued under this Indenture, and for the enforcement of the payment of said bonds and coupons when payable according to their tenor, purport and effect, and to secure the performance of and compliance with the covenants and conditions of said bonds and coupons and of this Indenture, without preference, priority or distinction as to lien or otherwise, except as otherwise hereinafter provided, of any one bond or coupon over any other bond or coupon, or of the bonds or coupons of any particular series over the bonds or coupons of any other series, by reason of priority in the time of issue, sale or negotiation thereof or by reason of the purpose of issue or otherwise howsoever," so that, except as aforesaid, each and every bond issued and to be issued hereunder shall have the same right, lien and privilege under and by virtue of this Indenture, and so that, except as aforesaid, the principal of and interest on all bonds shall be equally and proportionately secured hereby, as if all such bonds at any time outstanding had been duly issued, sold and negotiated simultaneously with the delivery of this Indenture, and for the same consideration; it being intended that the lien and security of this Indenture as to all bonds issued and to be issued hereunder shall take effect from the day of the delivery hereof, without regard to the time of the actual issue, sale or disposition of said bonds, and as though upon said date all of said bonds had been sold and delivered to and were in the hands of bona fide purchasers thereof for value;

PROVIDED, HOWEVER, and these presents are upon the condition that if the Company, its successors or assigns, shall pay or cause to be paid the principal of arid interest and premium, if any, on said bonds, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon for principal interest and premium, if any, and if the Company shall also pay or cause to be paid all other sums payable hereunder by it, then this Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to remain in full force and effect.

And it is hereby covenanted, declared and agreed by and between the parties hereto that all of said bonds, with the coupons for interest thereon, are to be excuted, authenticated, issued and held, and that the trust estate is to be held by the Trustee, upon and subject to the further covenants, conditions, uses and trusts hereinafter set forth, viz.:

ARTICLE I

DEFINITIONS

For all purposes of this Indenture and of all indentures supplemental hereto now or hereafter entered into in accordance with the provisions hereof, the definitions contained in and the methods of computation prescribed by this Article I shall be applied, unless the context otherwise requires or unless any such supplemental indenture shall otherwise provide. Unless otherwise defined in this Indenture, all terms used in those provisions of this lndenture, which are required to be inserted in an indenture to be qualified under the Trust Indenture Act of 1939 shall have the meaning, if any, assigned to such terms in said Act, unless the context otherwise requires.

ACCOUNTANT:

The term, "accountant," shall mean an individual or a copartnership or a corporation engaged in the accounting profession, whether or not employed by or in any way affiliated with the Company, or an individual employed by the Company in the capacity of accountant.

ACCOUNTANT'S CERTIFICATE:

The term, "accountant's certificate," shall mean a certificate signed and verified by the President or a Vice-President of the Company and by an accountant appointed by the Board and acceptable to the Trustee.

ACQUIRED PLANT OR SYSTEM :

The term, "acquired plant or system," shall mean any property purchased or acquired by the Company after December 31, 1945, which within six months prior to the date of purchase or acquisition thereof by the Company has been used or operated, by others than the Company, in a business similar to that in which it has been or is to be used or operated by the Company.

ADDITIONAL BONDS:

The term, "additional bonds," shall mean bonds authorized hereunder, of any series, hereafter duly authenticated and delivered pursuant to the provisions of Sections 3, 4, 5 and/or 6 of Article III hereof.

AFFILIATE:

The term, "affiliate," when used with reference to the Company, shall mean any person or corporation directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, and when used with reference to an obligor under this Indenture or upon the bonds other than the Company, shall mean any person or corporation directly or indirectly controlling, controlled by, or under direct or indirect common control with, such obligor.

APPRAISER:

The term, "appraiser," shall mean an individual or a co-partnership or a corporation engaged in the business of appraising property or competent to determine the value of the particular property in question, whether or not employed by or in any way affiliated with the Company.

APPRAISER'S CERTIFICATE:

The term, "appraiser's certificate," shall mean a certificate signed and verified by an appraiser appointed by the Board and acceptable to the Trustee.

AUTHORIZED MILWAUKEE NEWSPAPER:

The term, "authorized Milwaukee newspaper," shall mean any newspaper published at least once a day for at least six days (other than legal holidays) per calendar week, printed in the English language, and published and of general circulation in the City of Milwaukee, Wisconsin.

AUTHORIZED CHICAGO NEWSPAPER:

The term, "authorized Chicago newspaper,'' shall mean any news paper published at least once a day for at least six days (other than legal holidays) per calendar week, printed in the English language, and published and of general circulation in the City of Chicago, Illinois.

BOARD OF DIRECTORS-BOARD:

The term, "Board of Directors," shall mean the Board of Directors of the Company; and the term, "Board,'' shall mean either the Board of Directors or the Executive Committee of the Board" of Directors.

BONDED:

The term, "bonded," when used with reference to property, property additions, bonds or prior lien bonds, shall mean any such property, property additions, bonds or prior lien bonds made by the Company the basis for the authentication and delivery of bonds or for the withdrawal of cash held by the Trustee or by the trustee or other holder of a prior lien or for the reduction of the amount of cash to be deposited, with the Trustee or for the release of property from the lien hereof, under any provision of this Indenture (provided that such provision does not expressly otherwise specify). The term, "bonded," shall also include bonds and prior lien bonds purchased or retired with money or other property constituting a part of the trust estate. The term, "bonded" shall also include any property, property additions, bonds or prior lien bonds, if and to the extent that the terms of any indentu:re supplemental hereto shall so require.

All of the properties owned by the Company on December 31, 1945, and hereby mortgaged or intended so to be, shall, for all purposes of this Indenture, be deemed to have been bonded at the date of this Indenture.

Property additions in the aggregate amount of five hundred thousand dollars ($500,000) purchased, constructed or otherwise acquired by the Company after December 31, 1945, shall be deemed, to be bonded for all purposes of this Indenture upon the construction or acquisition thereof by the Company, such property additions to be those first purchased, constructed or otherwise acquired after December 31, 1945, and the amount thereof to be computed, at the cost or fair value, whichever is less, at the date of construction or acquisition by the Company.

To the extent that any property additions, bonds or prior lien bonds, certified to the Trustee as the basis for any of the foregoing purposes, shall be in excess of the amount of property additions, bonds or prior lien bonds required for the particular purpose, such excess property additions, bonds or prior lien bonds shall not be deemed to be bonded, or shall be only partially bonded to the extent so used. For the purpose of determining which property additions certified to the Trustee represent any such excess, such excess shall be deemed to be represented by the property aµditions most recently purchased, constructed or otherwise acquired and included in the certificate.

The term "theretofore bonded," when used in any provision of this Indenture with reference to property, property additions, bonds or prior lien bonds, shall mean any such property, property additions, bonds, or prior lien bonds bonded prior to and remaining bonded at the particular time under any provision of this Indenture, or bonded contemporaneously under any provision of this Indenture.

BONDHOLDERS:

The term, "bondholders," or, "holders of the bonds," or, "holders," shall mean the bearers of any coupon bonds outstanding hereunder, the ownership of which is not at the time registered as to principal; the registered owners of any coupon bonds outstanding hereunder which are at the time duly registered as to principal; and the registered owners of any registered bonds without coupons outstanding hereunder.

Any reference to a particular percentage or proportion of the bondholders, or to a particular percentage or proportion of the holders of bonds of a particular series, shall mean the holders at the particular time of the specified percentage or proportion in aggregate principal amount of all bonds then outstanding under this Indenture, or of all bonds of the particular series then outstanding under this Indenture, as the case may be, exclusive of bonds or of bonds of the particular series, as the case may be, owned by the Company, whether or not theretofore issued, or by any obligor upon the bonds, or by any affiliate of the Company or of such obligor, and whether held in the treasury of the Company or of such obligor or affiliate or pledged to secure any indebtedness; provided, how ever, that where such reference is made in connection with the protection of the Trustee in acting upon the direction or consent of a specified proportion of bondholders, such bonds shall be excluded only if known to the Trustee to be so owned; and provided further, that bonds so pledged may be regarded as outstanding for the purposes of this paragraph if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such bonds and that the pledgee is not an obligor upon the bonds or an affiliate of the Company or of such obligor.

BONDS:

The term, "bond," or, "bonds," shall mean any bond or all the bonds, as the case may be, authenticated and delivered under this Indenture by the Trustee to or upon the order of the Company.

The term, "outstanding under this Indenture," "outstanding under the Indenture," or, "outstanding hereunder," when used with reference to bonds, shall mean all bonds authenticated and delivred under this Indenture by the Trustee to or upon the order of the Company, except

(a) bonds cancelled prior to the particular time;

(b) bonds held by the Trustee for the purpose of any sinking fund or analogous fund for the retirement of bonds for which provision may be made in any indenture supplemental hereto, unless otherwise provided in such supplemental indenture;

(c) "redeemed bonds" as hereinafter defined ; and

(d) bonds in lieu of and in substitution for which other bonds shall have been authenticated and delivered pursuant to the terms of Section 8 of Article II hereof.

CERTIFIED RESOLUTION :

The term, "certified resolution," shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, under its corporate seal, to have been duly adopted by the Board, which shall be the Board of Directors if the context indicates that action by the Board of Directors is required.

COMPANY:

The term, "Company," shall mean the party of the first part hereto, MADISON GAS AND ELECTRIC COMPANY, and, subject to the provisions of Article XIII hereof, shall also include its successors and assigns.

COUNSEL:

The term, "counsel," shall mean counsel (who may be of counsel for the Company) appointed by the Board and acceptable to the Trustee.

COUPONS:

The term, "coupon," or "coupons," shall mean any interest coupon or all the interest coupons, as the case may be, appertaining to the bonds.

ENGINEER:

The term, "engineer," shall mean an individual or a co-partnership or a corporation engaged in the engineering business, whether or not employed by or in any way affiliated with the Company, or an individual employed by the Company who is qualified to pass upon engineering matters.

ENGINEER'S CERTIFICATE:

The term, "engineer's certificate," shall mean a certificate signed and verified by the President or a Vice-President of the Company and by an engineer appointed by the Board and acceptable to the Trustee.

EVENT OF DEFAULT:

The term, "event of default," shall mean any event of default specified in Section 2 of Article IX of this Indenture, continued for the period of time, if any, therein designated .

INDENTURE:

The term, "lndenture," shall mean this instrument and all indentures supplemental hereto. All references to "herein" shall mean in this Indenture or in any indenture supplemental hereto.

INDEPENDENT ACCOUNTANT:

The term, "independent accountant," shall mean an individual, co-partnership or corporation, engaged in the accounting profession, who or which is in fact independent and, in the case of an individual, who is not a director, officer or employee of the Company or of an affiliate of the Company or of any other obligor under this Indenture or upon any of the bonds, and, in the case of a co-partnership or corporation, which is not an affiliate of the Company or of any other obligor under this Indenture or upon any of the bonds and which does not have a partner, director or officer who is a director, officer or employee of the Company or of any affiliate of the Company or of any such obligor, whether or not such individual, co-partnership or corporation is regularly retained by the Company or by any affiliate of the Company or by such other obligor.

INDEPENDENT ACCOUNTANT'S CERTIFICATE:

The term, "independent accountant's certificate," shall mean a certificate or opinion signed by an independent accountant appointed by the Board and approved by ther Trustee in the exercise of reasonable care.

INDEPENDENT APPRAISER :

The term "independent appraiser," shall mean an individual, co-partnership or corporation, engaged in the business of appraising property or otherwise competent to determine the value of the particular property in question, who or which is in fact independent and, in the case of an individual; who is not a director; officer or employee of the Company or of an affiliate of the Company or of any other obligor under this Indenture or upon any of the bonds, and, in the case of a co-partnership or corporation, which is not an affiliate of the Company or of any other obligor under this Indenture or upon any of the bonds and which does not have a partner, director or officer who is a director, officer or employee of the Company or of any affiiiate of the Company or of any such obligor, whether or not such individual, co-partnership or corporation is regularly retained by the Company or by any affiliate of the Company or by such other obligor.

INDEPENDENT APPRAISER'S CERTIFICATE:

The term, "independent appraiser's certificate," shall mean a certificate signed and verified by an independent appraiser appointed by the Board and approved by the Trustee in the exercise of reasonable care.

INDEPENDENT ENGINEER:

The term, "independent engineer," shall mean an individual, copartnership or corporation, engaged in the engineering business, who or which is in fact independent and, in the case of an individual, who is not a director, officer or employee of the Company or of an affiliate of the Company or of any other obligor under this Indenture or upon any of the bonds, and, in the case of a co-oartnership or corporation, which is not an affiliate of the Company or of any other obligor under this Indenture or upon any of the bonds and which does not have a partner, director or officer who is a director, officer or employee of the Company or of any affiliate of the Company or of any such obligor, whether or not such individual, co-partnership or corporation is regularly retained by the Company or by any affiliate of the Company or by such other obligor.

INDEPENDENT ENGINEER'S CERTIFICATE:

The term, "independent engineer's certificate," shall mean a certificate signed and verified by an independent engineer appointed by the Board and approved by the Trustee in the exercise of reasonable care.

 LIEN OF THIS INDENTURE:

The terms, "lien hereof" and "lien of this Indenture,'' shall mean the lien created by these presents (including the afteracquired property clauses hereof) and the lien created by any subsequent conveyance to the Trustee hereunder or otherwise (whether made by the Company or any other corporation or any individual or co-partnership) effectively constituting any property a part of the security held by the Trustee for the benefit of all bonds outstanding hereunder.

MORTGAGED PROPERTY-TRUST ESTATE:

The terms, "mortgaged property" and "trust estate," shall mean as of any particular time the property which at said time is covered or intended to be covered by the lien of this Indenture, however created, but shall not include excepted property.

NET PROPERTY ADDITIONS:

The term, "net property additions," as of any particular date shall mean the excess of the cost or fair value (whichever is less) of all property additions of the Company, certified to the Trustee pursuant to any of the provisions of this Indenture as of such date, over the original cost or over the cost or fair value (whichever is less), as the case may be (computed in accordance with the definition of property retirements), of all property retirements of the Company certified to the Trustee as of such date pursuant to any provision of this Indenture (provided that such provision does not expressly otherwise specify).

In the computation of "net property additions not theretofore bonded" for any purpose of this Indenture, only property additions not theretofore bonded shall be included. Property additions which shall have been retired or which shall have been released from the lien of this Indenture without in either event having become bonded shall be excluded in determining the amount of property additions and property retirements.

OFFICERS' CERTIFICATE:

The term, "officers' certificate," shall mean a certificate signed and verified by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company.

ORDER OF THE COMPANY-REQUEST OF THE COMPANY:

The terms, "order of the Company" and "request of the Company," shall mean, unless the context otherwise indicates, an instrument in writing signed by the President or a Vice-President of the Company.

ORIGINAL COST:

The term, "original cost," when used with reference to property, shall mean the cost of such property to the person first devoting it to public service, or, in the case of property not devoted to public service, the cost thereof to the Company.

PERMISSIBLE ENCUMBRANCES:

The term, "permissible encumbrances", shall mean at any particular time any of the following:

(a) liens for truces, assessments or governmental charges not delinquent, liens for workmen's compensation awards and similar obligations not delinquent, and liens for labor, materials or supplies not delinquent;

(b) liens of the character specified in subparagraph (a) above, whether or not delinquent, the validity of which is being contested at the time by the Company in good faith, unless thereby in the opinion of counsel or of the Trustee any of the mortgaged property may be lost or forfeited;

(c) liens, neither assumed by the Company nor on account of which it customarily pays interest, existing upon real estate or rights in or relating to real estate now owned or hereafter acquired or leased by the Company for substation, transmission line, distribution line, pipe line, conduit or right-of-way purposes;

(d) undetermined liens or charges incidental to construction or current operations;

(e) the liens of any judgments in an aggregate amount of not in excess of $25,000 or the lien of any judgment the execution of which has been stayed or which has been appealed and secured, if necessary, by the filing of an appeal bond, or the lien of any judgment in respect of which moneys in the amount of the judgment have been deposited with the Trustee to be held as part of the trust estate and to be withdrawn only as provided in Section 1 of Article VIII;

(f) easements, rights-of-way, exceptions, reservations or restrictions, and agreements for the joint or common use of property, which do not materially impair the use of the affected property in the operation of the business of the Company;

(g) the right reserved to, or vested in, any municipality or public authority by the terms of any franchise, grant, license or permit, or by any provision of law, to terminate such franchise, grant, license or permit or to purchase or appropriate or recapture or to, designate a purchaser of any of the mortgaged property, or to demand and collect from the Company any tax or other compensation for the use of streets, alleys or other public places;

(h) rights reserved to, or vested in, any municipality or public authority to use, control, remove or regulate any property of the Company;

(i) rights reserved to or vested in others to take or receive any part of the electricity, gas, steam or water generated or produced by or from any property of the Company;

(j) zoning laws and ordinances; and

(k) possible adverse rights or interests and inconsequential defects or irregularities in title which, in the opinion of counsel, may properly be disregarded.

PRIOR LIEN:

The term, "prior lien," shall mean a mortgage or other lien prior to the lien of this Indenture (excepting the liens of permissible encumbrances) existing at any particular time upon any property additions then or theretofore bonded under any provision of this Indenture.

PRIOR LIEN BONDS:

The term, "prior lien bonds" shall mean bonds, obligations or indebtedness secured by prior liens.

The term, "outstanding," when used with reference to prior lien bonds, shall mean as of any particular time all prior lien bonds theretofore authenticated and delivered by the trustee of the mortgage or other lien securing the same and/or, if there be no such trustee, all prior lien bonds theretofore issued and delivered by the maker of such mortgage or other lien, except

(a) prior lien bonds theretofore cancelled,

(b) prior lien bonds held in pledge hereunder,

(c) prior lien bonds held in pledge by the trustee or other holder of the mortgage or other lien securing such prior lien bonds or other prior lien bonds, or for the purpose of any sinking fund or analogous fund for the retirement of bonds, for which provision may have been made in the instrument evidencing such mortgage or other lien, (d) redeemed prior lien bonds, as hereinafter defined, and prior lien bonds for the purchase of which moneys in the necessary amount shall have been irrevocably deposited with the Trustee hereunder or with the trustee or other holder of the mortgage or other lien securing such prior lien bonds or other prior lien bonds (whether upon or prior to maturity or upon or prior to the redemption date of such prior lien bonds), and

(e) lost, stolen, mutilated or destroyed prior lien bonds in lieu of, and in substitution for, which other prior lien bonds shall have been issued.

PROPERTY ADDITIONS:

The term, "property additions," shall mean any new or additional property, real or personal (including acquired plants or systems and separate and distinct units, plants, systems and properties), purchased; constructed or otherwise acquired by the Company and permanent improvements, extensions or additions (including in, these terms equipment and appliances) to or about the plants or properties of the Company, and in every case located, in the State of Wisconsin or an adjoining state, and purchased, constructed or otherwise acquired by the Company after December 31, 1945 (or, in the case of materials and supplies, held on December 31, 1945, in advance of use thereof and installed after that date), and properly chargeable to fixed capital accounts and so charged after that date, and in every case used or useful for or to be used in the business of manufacturing, producing, generating, purchasing, transmitting, distributing or supplying gas, electricity, steam or water for any purpose.

"Property additions," as so defined, without limitation of the general import of such definition, shall include:

(a) Subject to the provisions of Article XIII hereof, property acquired by the Company as the result of any consolidation or merger to which the Company may be a party;

(b) Permanent improvements, extensions or additions to or about the properties of the Company in the process of construction or partially completed, but only to the extent of construction made subsequent to December 31, 1945;

(c) Property purchased, constructed or otherwise acquired by the Company to renew or replace; or in substitution for,

other property including old, worn out, obsolete, discontinued or abandoned property, or property which has been lost through enforcement of liens on property with respect to which the Company owns easements, rights-of-way or leases;

(d) Movable property, whether or not installed on property owned by others;

(e) Easements and rights-of-way for substation, transmission line, distribution line, pipe line or conduit purposes, and any rights, permits or licenses to use or appropriate water or to overflow the land of others by the erection of dams or otherwise; and permanent improvements, extensions or additions, to or upon any land covered by such easements or rights-of way or such rights, permits or licenses or by leases; provided, however, that no permanent improvements, extensions or additions upon any leasehold estate held by the Company as lessee shall be included in the term "property additions" unless the Company has the right to remove the same prior to or upon termination of such lease or unless such lease expires on a date not earlier than the date of maturity of the latest maturing bonds outstanding at the date of the application for the bonding of such property additions, including any bonds for the authentication and delivery of which such application may be made; and

(f) Permanent improvements, extensions or additions, including structures, towers, poles, wires, mains, pipes, vaults, conduits and equipment and appurtenances thereto, for substation, transmission line, distribution line, pipe line or conduit purposes, located or constructed on, over or under public highways, streets, alleys, bridges or other public property (including in the cost thereof any cost of paving, grading or other improvements in connection therewith), provided that the Company shall have or acquire the lawful right (which may be for a term or indeterminate or revocable at the will of the public authority having jurisdiction over such public highways, streets, alleys, bridges or other public property) for such use.

"Property additions," as so defined, shall not include:

(aa) Good will or any leases, contracts or operating agreements;

(bb) Any shares of stock or certificates or evidences of interest therein, or any bonds, notes or other evidences of indebtedness or certificates of interest therein or any other securities;

 (cc) Any merchandise, equipment, materials or supplies acquired for the purpose of resale or lease or for consumption in the ordinary course of business or in the operation of any properties of the Company, or held in advance of use thereof for maintenance or fixed capital purposes;

(dd) Except as permitted by (d), (e) or (f) above, any rights-of-way or easements with respect to land owned by others or improvements, extensions or additions by the Company on easements or rights-of-way or on leasehold estates or on, over or under public highways, streets, alleys, bridges or other public property;

(ee) Any automobiles, trucks or other transportation equipment; or

(ff) Any office furniture, office fixtures or office equipment.

The cost of any property additions shall include a sum equal to the principal amount of any outstanding prior lien bonds secured by a lien on such property additions and not theretofore included in the cost of other property additions which have been bonded. The fair value of any property additions shall be determined without any deduction for any prior liens upon such property. The cost of any property additions constructed by or for the Company shall include such allowances or charges for interest, taxes, engineering, legal expenses, superintendence, insurance, casualties and other items during construction and for intangibles as the signers of an engineer's certificate filed at the particular time shall certify (1) are, in the opinion of the signers, proper in respect of the particular property additions specified in said certificate, and (2) are not in violation of any applicable rules, regulations or orders of any public body or authority exercising supervisory authority over the accounts of the Company.

The cost of any property additions shall mean the cost thereof to the Company and the fair value of any property additions shall mean the fair value thereof to the Company.

If the Company shall have acquired or paid for any property additions in whole or in part through the issue or delivery of shares, of stock or other securities, the portion of the cost of such property additions represented by such shares of stock or other securities shall be deemed to be the fair value in cash of any such shares of stock or other securities at the time of the issue or delivery thereof in payment for, or for the acquisition of, such property additions.

The cost of any property additions consisting of acquired plants or systems shall be deemed to include the cost of any franchises or other rights acquired simultaneously therewith for which no separate or distinct consideration shall have been paid or apportioned. In the determination of the fair value of any such property additions, consideration shall be given to going concern value to the Company as well as to the value of the physical property acquired, but only to the extent that the signer of the certificate required by the terms of subdivision 3 (c) of Section 3 of Article III shall certify is, in his opinion, reasonable and proper in respect of the particular property additions specified in said certificate.

The fair value of property additions shall in every case, except as otherwise specifically provided herein, be determined as of a date not more than ninety days prior to the date of application to the Trustee for bonding such property additions.

PROPERTY RETIREMENTS:

The term, "property retirements," shall mean (a) property of the character of property additions owned by the Company on December 31, 1945, and (b) property additions theretofore bonded; which, in either case, subsequent to said date, shall have worn out or been retired, discontinued or abandoned, whether or not renewed or replaced (but shall not include any property only temporarily out of use or held for standby purposes), or shall have been sold or otherwise disposed of or released pursuant to Article VII hereof.

For the purposes of this Indenture all property retirements shall be computed at the original cost thereof (estimated, if necessary), unless such property retirements shall consist of property additions theretofore bonded, in which case such property retirements shall be computed at the cost or fair value thereof (whichever is less) as certified to the Trustee in connection with the bonding of such property additions (estimated, if necessary). In every case where the amount of property retirements is computed for the purpose of determining net property additions, there shall be deducted in determining the amount of property retirements, to the extent not theretofore deducted, the aggregate of (i) an amount equal to the consideration received or to be received or the fair value (whichever is greater) as certified to the Trustee with respect to the release of any property released pursuant to Section 3 of Article VII hereof, (ii) an amount equal to the proceeds of any property released pursuant to Section 4 or Section 5 of Article VII hereof, and (iii) an amount equal to any proceeds of insurance with respect to property damaged or destroyed by fire paid to the Trustee, or to the trustee or other holder of any lien prior hereto, pursuant to the provisions of Section 13 of Article V hereof.

PUBLICATION OF NOTICE:

Wherever herein provision is made for publication of any notice once in each week for any period of consecutive weeks such publications shall not be required to be made on the same day of each such week, but may be made on any day of any of such weeks, and need not be made in the same newspaper.

REDEEMED BONDS AND REDEEMED PRIOR LIEN BONDS:

The term, "redeemed bonds," shall mean bonds for the payment or redemption of which cash in the necessary amount shall have been irrevocably deposited with the Trustee (whether upon or prior to the maturity or redemption date of said bonds), provided that if said bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been published as in Article IV hereof provided, or provision satisfactory to the Trustee shall have been made for such publication; and the term, "redeemed prior lien bonds," shall mean prior lien bonds for the payment or redemption of which cash in the necessary amount shall have been irrevocably deposited with the Trustee hereunder, or with the trustee or other holder of the mortgage or other lien securing such prior lien bonds or other prior lien bonds (whether upon, or prior to, the maturity or the redemption date of such prior lien bonds); provided that if such prior lien bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall, according to an opinion of counsel furnished to the Trustee, have been published or otherwise given as required by the mortgage or other lien securing the same, or provision satisfactory to the Trustee shall have been made for such notice.

"REGISTERED OWNER:

The term, "registered owner," shall mean the person or persons in whose name or names the particular registered bond without coupons shall be registered, or the particular coupon bond shall be registered as to principal, on the books of the Company, kept for that purpose in accordance with the terms of this Indenture.

RESPONSIBLE OFFICERS OF THE TRUSTEE:

The term, "responsible officers of the Trustee," shall mean the chairman of the board of directors, the president, every vice-president, the secretary, every assistant secretary, the treasurer, every trust officer, every assistant trust officer and every other officer and assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers respectively or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

SUPPLEMENTAL INDENTURE:

The term, "supplemental indenture,'' or, "indenture supplemental hereto," shall mean any indenture now or hereafter duly authorized and entered into between the Company and the Trustee, in accordance with the provisions of this Indenture.

TRUST INDENTURE ACT OF 1939:

The term, "Trust Indenture Act of 1939,'' shall mean the Trust Indenture Act of 1939 as it was in effect on the date of this Indenture.

TRUSTEE:

The term, "Trustee," shall mean First Wisconsin Trust Company or its successor as trustee under this Indenture for the time being, but not a co-trustee or separate trustee appointed pursuant to the provisions of Section 14 of Article XII hereof unless otherwise provided in the instrument of appointment executed pursuant to the provisions of said Section 14 and then only to the extent therein provided.

ARTICLE II

DESCRIPTION, EXECUTION AND REGISTRATION OF BONDS

SECTION 1. The bonds issuable under this Indenture may be issued in one or more series as from time to time shall be authorized by the Board of Directors and provided for in an indenture or indentures supplemental hereto, and may be issued originally either as coupon bonds and/or as registered bonds without coupons as the Board of Directors shall elect. The bonds of all series, shall be known generally as the "First Mortgage Bonds" of the Company, but with respect to the bonds of any particular series, the Company may add to or incorporate in such title, as the same may appear at the heading of such bonds and in the coupons thereto attached, the rate of interest borne by the bonds of such series, the date of maturity thereof, or any other words or figures descriptive thereof or of the security therefor, as the Board of Directors may determine. The Company may, if the Board of Directors so elects and the Trustee approves, or, if the Trustee so requests in writing and if in the opinion of counsel the general designation of the bonds as First Mortgage Bonds is not appropriate under the circumstances existing at the particular time, the Company shall, at any time or from time to time change such general designation to such other general designation as may, in the opinion of the Trustee and in the opinion of counsel, be appropriate under such circumstances. In the case of any such change, and until a further change, all bonds which may be authenticated and delivered thereafter pursuant to Article III shall bear such new designation. If additional bonds of any particular series, of which series bonds are outstanding at the time of any such change, shall at any time thereafter be authenticated and delivered, or if any bonds bearing such new designation are authenticated and delivered thereafter pursuant to this Article II in exchange or substitution for or upon transfer of any such bonds, the Company shall provide for the exchange of all bonds of such series at the time outstanding for new bonds of like series and maturity bearing the new general designation, at the option of, but without charge to, the holders.

The bonds of each series and the coupons to be attached to the coupon bonds shall be substantially in the forms hereinbefore recited, with such omissions, variations and insertions as are authorized in the supplemental indenture creating such series and as are permitted by, or as may be required to comply with, the terms of this Indenture. The bonds of each series shall be distinguished from in the bonds of each other series in such manner, either by a serial designation (which may be noted thereon) and/or in the title of the bonds of such series or otherwise, as the Board of Directors may determine. All bonds of any one series at any time simultaneously outstanding shall be identical in respect of date of maturity (unless they are of serial maturities), the place or places and currency or currencies of payment or collection, the rate (unless they are of serial maturities) and dates of interest payments, the terms and rate or rates of optional redemption, if redeemable (unless they are of serial maturities), terms of convertibility, if convertible (unless they are of serial maturities), and in respect of sinking fund or analogous provisions (if any) and tax provisions (if any), but bonds of the same series may be of different denominations, and bonds of any series may be of serial maturities and if of serial maturities may differ with respect to interest rates, redemption prices and terms of convertibility. All coupon bonds of any one series shall be dated as of the same date and such date shall be fixed for the bonds of any particular series by the Board of Directors.

The Company shall execute and deliver to the Trustee with respect to each series of bonds issued hereunder a supplemental indenture which shall specify the designation, terms and provisions of the bonds of such series, as herein required or permitted. Subject to determination from time to time by the Board of Directors, as expressed in said supplemental indentures:

(a) The bonds of any series shall bear such date or dates, shall bear interest at such rate or rates and shall be payable as to interest and principal at such time or times and at such place or places as may be provided in the supplemental indenture creating such series and expressed in such bonds when issued;

(b) The principal of and interest on the bonds of any series shall be payable in such lawful money of the United States of America as may be provided in the supplemental indenture creating such series and expressed in such bonds when issued;

(c) The bonds of any series may be issued as coupon bonds and/or as registered bonds without coupons; and coupon bonds of such denominations as may be specified in the supplemental indenture creating such series may contain provisions permitting the exchange thereof for registered bonds without coupons of the same series and maturity and/or permitting the exchange thereof for other coupon bonds of other denominations of the same series and maturity, but of the same aggregate principal amount; and registered bonds without coupons may contain provisions permitting the exchange thereof for coupon bonds of the same series and maturity and/or permitting the exchange thereof for other registered bonds without coupons of other denominations of the same series and maturity, but of the same aggregate principal amount;

(d) Coupon bonds of any series may be issued in denominations of one hundred dollars, five hundred dollars and one thousand dollars, or in any or all of such denominations, and registered bonds without coupons may be issued in denominations of one thousand dollars and/or multiples thereof or in other denominations, all as may be provided in the supplemental indenture creating such series;

(e) The bonds of any series may be limited as to the maximum principal amount thereof which may be authenticated and delivered by the Trustee or which may be at any one time outstanding, and an appropriate insertion in respect of such limitation may, but need not, be made in the bonds of such series;

(f) The bonds and coupons of any series may contain such lawful provisions, if any, with respect to the payment of principal and/or interest thereby represented without deduction for, and/or the reimbursement of such taxes, assessments or governmental charges as may be specified therein or in an indenture supplemental hereto pursuant to which such bonds are issued, and/or otherwise with respect to relieving the holder from payment of any such taxes, assessments or governmental charges, as shall be prescribed in the supple mental indenture creating such series;

provided, however, that the obligation to make any such reimbursement or to so relieve the holders shall not be deemed to be a part of the indebtedness secured by this Indenture.

(g) The bonds of any series may contain such provisions for the redemption thereof, at the option of the Company, at such redemption price or prices, at such time or times, upon such notice, in such manner and upon such other terms and conditions, not inconsistent with the provisions of Article IV hereof, as may be prescribed in the supplemental indenture creating such series and expressed in such bonds when issued;

(h) The bonds of any series (or if of serial maturities, the bonds of any maturity) may be convertible into or exchangeable for, at the option of the holders thereof, capital stock of any class or other securities of the Company or of any other corporation, at such times and upon such terms and conditions and subject to such adjustments as may be prescribed in the supplemental indenture creating such series and expressed in such bonds or in an endorsement thereon when issued;

(i) The bonds of any series (or if of serial maturities, the bonds of any maturity) may be convertible into or exchangeable for, at the option of the holders thereof, bonds of different series bearing the same or a lesser interest rate, at such times and upon such terms and conditions as may be prescribed in the supplemental indenture creating such series and expressed in said bonds when issued;

(j) The bonds of any series may contain such provisions, if any, for the establishment of a purchase, sinking, amortization, improvement or analogous fund therefor, in such amounts, at such time or times, in such manner and upon such other terms andconditions, and/or for the retirement or redemption of all or any of such bonds by the operation of any such fund or otherwise, at such price or prices, in such amounts, at such time or times, in such manner and upon such other terms and conditions as may be prescribed in the supplemental indenture creating such series and expressed in such bonds when issued; and

(k) The bonds of any series may contain such other special terms and conditions, not contrary to the provisions hereof, as may be prescribed in the supplemental indenture creating such series.

Coupon bonds shall bear interest in accordance with the coupons attached thereto. Registered bonds without coupons shall bear interest from their respective dates and shall be dated as of the interest payment date next preceding the date of authentication thereof by the Trustee, unless authenticated on an interest payment date in which case such bonds shall bear interest from and shall be dated as of such interest payment date; provided that if the Company shall be in default in the payment of interest upon any series of bonds at the time of the issue or transfer of a registered bond without coupons of such series, such registered bond shall be dated as of the date of the commencement of the period for which such interest is in default.

The bonds of each series and the coupons to be attached thereto may contain such other terms, covenants, conditions, provisions, specifications, descriptive words and recitals, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the rules of any exchange or to conform to law or usage in respect thereof, or as may be prescribed herein or, consistently with the provisions hereof, in the supplemental indenture creating such series.

SECTION 2. The bonds of each series shall be issued in such denominations and shall be numbered or otherwise distinguished in such manner or in accordance with such plan as the Board of Directors of the Company may, at the time of the creation of such series or at any time and from time to time thereafter, determine in accordance with the provisions of Section 1 of this Article II. In the absence of any such determination with respect to the bonds of any particular series, the coupon bonds of such series shall be issued in the denominations of $1,000, numbered consecutively from "M1" upward; and the registered bonds without coupons of such series shall be issued in denominations of $1,000, numbered consecutively from "RM1" upward and/or $5,000, numbered consecutively from "RV1" upward and/or $10,000, numbered consecutively from "RX1" upward, or in multiples of $5,000, as the Company shall in writing request.

In all cases in which the privilege of exchanging bonds exists and is exercised the bonds to be exchanged shall be surrendered at such place or places as shall be designated by the Board of Directors. All coupon bonds so surrendered and all coupon bonds delivered in exchange therefor or in exchange for registered bonds without coupons shall be accompanied by all unmatured coupons appertaining thereto; provided that when coupon bonds are so surrendered for exchange or are issued in exchange for other coupon bonds or registered bonds without coupons at a time when the Company is in default in the payment of interest on the series of bonds to which such bonds belong, the coupon bonds so surrendered and the coupon bonds so issued in exchange shall also be accompanied by such matured coupons as represent the interest so in default. All bonds so surrendered shall be forthwith cancelled and delivered to or upon the order of the Company. All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be the valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the lien of this Indenture and entitled to any of the benefits and protection hereof to the same extent as the bonds in exchange for which they are executed, authenticated and delivered.

SECTION 3. From time to time the bonds issuable hereunder shall be executed on behalf of the Company by its President or a Vice-President, under its corporate seal, which may be facsimile, attested by its Secretary or an Assistant Secretary, or by such other form of execution, which may include facsimile signatures of officers, as may be prescribed by resolution of the Board of Directors. In case any officer of the Company who shall have signed or sealed any bond shall cease to be such officer of the Company before the bond so signed or sealed shall have been actually authenticated and delivered by the Trustee, such bond, nevertheless, may be authenticated and delivered and issued as though the person who had signed or sealed such bond had not c eased to be an officer of the Company; and also any bond may be signed and sealed on behalf of the Company by such persons as at the actual date of the execution of such bond shall be the proper officers of the Company, although at the date of such bond any such person shall not have been an officer of the Company. The coupons to be attached to the coupon bonds shall be authenticated by the facsimile signature of the present or any future Treasurer of the Company, and the Company may adopt and use for that purpose the facsimile signature of any person who shall have been such Treasurer, notwithstanding the fact that he may not have been such Treasurer at the date of such bonds or that he may have ceased to be such Treasurer at the time when such bonds shall be actually authenticated and delivered.

SECTION 4. The bonds when executed shall be delivered to the Trustee for authentication by it; and thereupon, as provided in this Indenture and not otherwise, the Trustee shall authenticate and deliver the same. Only such bonds as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be secured, by this Indenture, or be entitled to any lien, right or benefit hereunder. No bond and no coupon thereunto appertaining shall be or become valid or obligatory for any purpose until such certificate shall have been duly executed on such bond; and such authentication by the Trustee upon any bond shall be conclusive evidence and the only evidence that the bond so authenticated has been duly issued hereunder. Before authenticating and delivering any bond, the Trustee shall, subject to the provisions of Sections 2 and 8 of this Article II, detach and cancel any then matured coupons thereto attached and deliver the same to or upon the order of the Company.

SECTION 5. Pending the preparation of definitive bonds of any series issuable under this Indenture, the Company may execute and, upon its request in writing, the Trustee shall authenticate and deliver, in lieu of such definitive bonds and subject to the same provisions, limitations and conditions, one or more temporary printed, lithographed or typewritten bonds, in denominations as provided or permitted under the provisions of Section 2 of this Article II, or multiples thereof, substantially of the tenor of the bonds to be issued as hereinbefore recited, with or without coupons, or with one or more coupons, and with or without privilege of registration, and with such omissions, insertions and variations as may be appropriate. The Company shall, without unreasonable delay, at its own expense, prepare, execute and deliver to the Trustee, and thereupon, upon the presentation and surrender of temporary bonds, the Trustee shall authenticate and deliver, in exchange therefor, definitive bonds of the same series and maturity and for the same principal sum in the aggregate as the temporary bonds surrendered. All temporary bonds so surrendered and any unmatured coupons appertaining thereto shall be forthwith cancelled by the Trustee and delivered to or upon the order of the Company. Until definitive bonds of any series are so delivered to the Trustee, the temporary bonds shall be exchangeable for other temporary bonds of the same series and maturity and of different denominations but of the same principal amount in the aggregate if and to the extent that the Board of Directors of the Company shall so determine. Until exchanged for definitive bonds, the temporary bonds shall in all respects be entitled to the lien and security of this Indenture, and interest not represented by coupons attached thereto, when and as payable, shall be paid upon the presentation of such bonds and endorsement of such payment shall be made thereon.

SECTION 6. The Company shall keep or cause to be kept at the principal office of the Trustee in the City of Milwaukee, Wisconsin, books for the registration and transfer of bonds issued hereunder, which shall at all times be open for inspection by the Trustee ; and, upon presentation for such purpose, the Company shall, under such reasonable regulations as it may prescribe, register or transfer or cause to be registered or transferred therein, any of the bonds issued hereunder and entitled to be so registered or transferred. The Trustee is hereby appointed the registrar of the Company for the purpose of registering, transferring and exchanging the bonds issued hereunder.

The holder of any coupon bond entitled by its terms to be registered as to principal may have the ownership thereof as to principal registered on said books, and such registration shall be noted on the bond. After such registration no transfer shall be valid unless made on said books by the registered owner in person, or by attorney duly authorized in writing, and similarly noted on the bond; but the same may be discharged from registration by being in like manner transferred to bearer, and thereupon transferability by delivery shall be restored, and such bond may again from time to time be registered or transferred to bearer as before. Such registration, however, shall not affect the negotiability of the coupons, and every such coupon shall continue to be transferable by delivery merely, and shall remain payable to bearer, and payment thereof to bearer shall fully discharge the Company in respect of the interest therein mentioned, whether the bond be registered or not and whether or not such coupons shall have matured.

Whenever the registered owner of any registered bond without coupons shall surrender the same to the Company for transfer, together with a written instrument of transfer, in form approved by the Company, duly executed by such registered owner or by attorney duly authorized in writing, the Company shall execute, and the Trustee shall authenticate, and it or the Company shall deliver in exchange therefor, a new registered bond or bonds without coupons or, if such bond is by its terms exchangeable for coupon bonds, a new coupon bond or bonds of the same series and maturity and for the same aggregate principal amount. All bonds so surrendered shall be forthwith cancelled and delivered to or upon the order of the Company.

Similar books shall also be kept at such other place or places as the Board of Directors of the Company may determine for the. registration and transfer of the bonds of any particular series, open in like manner for inspection by the Trustee, in which the bonds of such series may be registered and transferred upon the terms and in the manner in this Section 6 provided; and such other place or places may, but need not, be appropriately recited in the bonds of such series.

In lieu of inspecting any books for the registration and transfer of bonds, which shall not at the time be kept at the office of the Trustee, the Trustee, subject to the provisions of Section 2 of Article XII hereof, shall be entitled to accept and rely upon a certificate of the agent or officer in charge thereof as to the facts and matters therein appearing, including the names and addresses of the holders of bonds registered therein and the amounts, numbers and series of such bonds.

SECTION 7. Subject to the provisions of Section 1 of Article IV hereof, for any exchange of bonds for bonds of another denomination, or of coupon bonds for registered bonds without coupons, or of registered bonds without coupons for coupon bonds, or for any transfer of registered bonds without coupons, or for the registration as to principal of any coupon bond, or for the purpose of discharging any bond from such registration as to principal, the Company at its option may require the payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge incident thereto, and in addition thereto, of a further sum not exceeding two dollars for each new bond, if any, issued upon such exchange or transfer. The Company shall not be required  make transfers or exchanges of bonds of any series during the period of fifteen days next preceding any interest payment date or redemption date of such series, but may do so at its option.

SECTION 8. In case any bond shall be mutilated or destroyed or lost or stolen, the Company, in its discretion, may issue, and thereupon the Trustee shall authenticate and deliver, a new bond of like series and tenor, having attached, in case of a coupon bond, these corresponding coupons as the mutilated, destroyed, stolen or lost bond, in exchange and substitution for, and upon surrender and cancellation of, the mutilated bond and its coupons, or in lieu of and in substitution for the bond and its coupons so destroyed or lost or stolen. The applicant for such substituted bond shall furnish to the Company and the Trustee evidence satisfactory to each of them of the destruction or loss or theft of such bond and its coupons so destroyed or lost or stolen, and indemnity satisfactory to both of them in their discretion. The Company may require the payment of a sum not exceeding two dollars for each new bond issued under this Section 8, and of the expenses which may be incurred by the Company and the Trustee in the premises.

Any bond or coupon issued under the provisions of this Section 8, in lieu of any bond or coupon alleged to have been lost, stolen or destroyed, shall constitute an original contractual obligation on the part of the Company, whether or not the bond or coupon so alleged to have been lost, stolen or destroyed be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefits hereof with all other bonds or coupons issued under this Indenture.

All mutilated bonds and coupons surrendered to the Trustee pursuant to the provisions of this Section 8 shall be cancelled by the Trustee and, upon order of the company, shall be cremated by the Trustee and a certificate evidencing the cremation thereof shall be delivered to the Company.

ARTICLE III

ISSUE OF BONDS

SECTION 1. GENERAL PROVISIONS. The aggregate principal amount of bonds which may be executed by the Company and authenticated and delivered by the Trustee and be secured by this Indenture and outstanding at any one time shall not, in any event, exceed the amount at the time permitted by law, but otherwise, except as hereinafter in this Article III provided, is not limited; provided, however, that the aggregate principal amount of bonds which may be so executed, authenticated and delivered hereunder may, at any time at the election of the Company evidenced by an indenture supplemental hereto, be limited to such definite aggregate principal amount as may be specified in such supplemental indenture; and, subject to the provisions of Section 4 of Article IV and to the provisions of Article XVI hereof, this Indenture shall be and constitute a continuing lien to secure the full and final payment of the principal of and interest (and premium, if any) on all bonds which may, from time to time, be executed, authenticated and delivered hereunder. All bonds and coupons shall in all respects, subject to the provisions of Section 1 of Article IX hereof and subject to the terms with respect to any purchase, sinking, amortization, improvement or analogous fund for any particular series of bonds as established by any indenture supplemental hereto, be equally and ratably secured hereby without preference, priority or distinction on account of the actual time or times of the issue or maturity of the bonds and coupons, or any of them, so that all bonds and coupons at any time outstanding hereunder shall, subject to the provisions of Section 1 of Article IX hereof and to the terms of any indenture supplemental hereto, as aforesaid, have the same right, lien and preference under and by virtue of this Indenture, and shall all be equally secured hereby, with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether they, or any of them, shall actually be sold or disposed of at such date, or whether they, or any of them, shall be sold or disposed of at some future date, or whether they, or any of them, shall have been authorized to be issued under the provisions of Section 2 of this Article III, or may be authorized to be issued hereafter pursuant to other provisions of this Indenture.

SECTION 2. INITIAL SERIES. Bonds in the aggregate principal amount of four million five hundred thousand dollars; ($4,500,000), being the initial issue of the first series of bonds, which series shall be known as "2½% First Mortgage Bonds, 1976 Series," shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (without awaiting the filing or recording hereof or of any supplemental indenture) to or upon the order of the Company. The bonds of said series shall have the terms and provisions provided for herein and in the indenture supplemental hereto, dated as of January 1, 1946, made by the Company and the Trustee hereunder and delivered simultaneously herewith, to which reference is hereby made for the provisions and agreements therein contained in respect of the bonds of said series.

SECTION 3. ISSUE OF BONDS UPON THE BASIS OF PROPERTY ADDITIONS. From time to time hereafter the Company may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the order of the Company, in addition to the bonds authorized to be issued pursuant to other provisions of this Article III, additional bonds for an aggregate principal amount equal to sixty percent (60%) of the amount of net property additions not theretofore bonded, subject, however, to the following restrictions:

1. The provisions of Section 10 of Article V, if applicable, shall be complied with.

2. If the property additions proposed to be made the basis for the authentication and delivery of bonds under the provisions of this Section 3 are subject to any prior lien, then the amount at bonds otherwise issuable under the provisions of this Section 3 shall be reduced by an amount equal to the principal amount of the then outstanding prior lien bonds secured by such prior lien and not theretofore deducted in connection with any application under this

Indenture for the authentication and delivery of bonds, the withdrawal of cash, the reduction of cash or the release of property.

3. The Trustee shall authenticate and deliver such additional bonds only upon receipt by it of:

(a)

A certified resolution authorizing the execution and requesting the authentication and delivery of such additional bonds in the principal amount therein specified, designating the series of such bonds and the indenture supplemental hereto creating such series, and naming the officer or officers of the Company to whom or upon whose order such bonds shall be delivered.

(b) An engineer's certificate stating, as of a date specified in such certificate (herein referred to as the effective date of such certificate) which shall be not more than ninety days prior to the date of filing of the application with the Trustee, in substance:

(1) That the Company has purchased, constructed or otherwise acquired; prior to the effective date of such certificate, certain property additions, which shall be described in the certificate in reasonable detail; that such property additions when acquired were property additions as defined in Article I hereof ; the lesser of the cost or the fair value (both of which shall be stated) of such of said property additions as have not theretofore been bonded (or, in respect of property additions utilized under any maintenance, replacement, improvement or analogous fund requirement of any indenture supplemental hereto, the lesser of the cost or fair value, both of which shall be stated, of such property additions as certified to the Trustee pursuant to any such requirement); that such allowances or charges for interest, taxes, engineering, legal expenses, superintendence, insurance, casualties and other items during construction and intangibles as are included in the cost of any property additions constructed by or for the Company and described in such certificate are, in the opinion of the signers, proper in respect of said property additions and are not in violation of any applicable rules, regulations or orders of any public body or authority exercising supervisory authority over the accounts of the Company; that such property additions are desirable in the proper conduct of the business of the Company; the lesser of the cost or fair value (both of which shall be stated) of all property retirements consisting of property additions theretofore bonded and the original cost of all other property retirements, determined as provided in the definition of property retirements (in each case not included in any engineer's certificate previously filed pursuant to this subdivision (b) and made up to the effective date of such certificate), which property retirements shall be described in the certificate in reasonable detail; whether the amount of such property retirements has been reduced by deductions in respect of property released pursuant to Sections 3, 4 or 5 of Article VII hereof or by reason of the payment of insurance proceeds to the Trustee, or to the trustee or other holder of any lien prior hereto, pursuant to Section 13 of Article V hereof, and describing any such released property or property with respect to which insurance proceeds were so paid in reasonable detail, and stating the consideration for such released property, if any, and the fair value thereof as certified to the Trustee upon the release thereof, or the proceeds thereof, as the case may be, and the amount of any such insurance proceeds; and the amount of net property additions as of the effective date of such certificate and how the same has been computed;

and stating, as regards such of the property additions described in the certificate as have not theretofore been bonded:

(2) That no portion of such property additions has been theretofore bonded;

(3) Whether any portion of such property additions has been acquired or paid for in whole or in part through the issue or delivery of shares of stock or other securities, and, if so, describing the shares of stock or other securities so issued or delivered and stating that, for the purpose of determining the cost of the property additions so acquired or paid for, such shares of stock or other securities were taken at their fair value in cash as stated in the appraiser's certificate provided for in subdivision 3 (d) of this Section 3;

(4) Whether any portion of such property additions consists of easements or rights-of-way or rights, permits or licenses to use or appropriate water or to overflow the land of others, or permanent improvements, extensions or additions to or upon land covered by easements, rights-of-way or leases, or such rights, permits or licenses, and, if so, that such property additions meet the requirements of subdivision (e) of the definition of property additions in Article I hereof; whether any portion of such property additions consists of permanent improvements, extensions or additions located or constructed on, over or under public highways, streets, alleys, bridges or other public property;

(5) Whether any portion of such property additions consists of acquired plants or systems, and, if so, separately describing such property additions and separately stating the cost or the fair value (whichever is less) of such property additions, and also stating that such fair value was taken at the amount stated in the independent engineer's certificate provided for in subdivision 3 (c) of this Section 3;

(6) Whether any portion of such property additions (or any, of the property retirements referred to in the certificate) consists of property subject to a prior lien, and, if so, such prior lien shall be described or identified to the satisfaction of the Trustee; such property additions or property retirements shall be separately described and the cost or the fair value (whichever is less) of such property additions and the original cost, or the cost or fair value (whichever is less) as certified to the Trustee at the time of bonding thereof, as the case may be, of such property retirements shall be separately stated and it shall also be stated whether or not such prior lien has theretofore been included in the cost of other property additions which have been bonded;

(7) That no portion of the cost of such property additions was properly chargeable, in the ordinary practice of corporations carrying on a business similar to that of the Company, to maintenance, repairs or operating expenses, and that no expenditures are included in the certificate which under like practice are not chargeable to fixed capital accounts;

(8) If any portion of such property additions is at the time subject to a prior lien, (i) the total principal amount of all outstanding prior lien bonds secured thereby, and (ii) whether or not any deduction in respect of any such prior lien bonds has theretofore been made in connection with any application under this Indenture for the authentication and delivery of bonds, the withdrawal of cash, the reduction of cash or the release of property, and, if so, stating the principal amount of the prior lien bonds with respect to which such deduction has been made; and

(9) That no portion of such property additions is, to the knowledge or belief of the signers, subject to any lien or encumbrance prior to the lien of this Indenture excepting the liens of prior liens (if any) specified in such certificate and permissible encumbrances.

For the purpose of any certificate to be filed in accordance with the provisions of this subdivision (b), the signers of such certificate may, as to property additions and property retirements theretofore included in any engineer's certificate filed in accordance with the provisions of this subdivision (b), rely, subject to the provisions of Section 8 of Article XVII hereof, upon the facts and statements contained in any such engineer's certificate except with regard to fair value of property additions (other than those utilized under any maintenance, replacement, improvement or analogous fund requirement of any indenture supplemental hereto) not bonded prior to the date of the certificate being filed, and make by reference any or all such previous engineer's certificates a part of the certificate being filed.

(c) In case any property additions are shown by the engineer's certificate provided for in subdivision 3 (b) of this Section 3 to consist of acquired plants or systems, independent engineer's certificate stating, in the opinion of the signer, the fair value of such property additions computed as provided in Article I hereof, and also stating whether in the determination of such fair value consideration has been given to going concern value to the Company, and if so the amount thereof shall be stated and the signer shall state that the amount so included is, in his opinion, reasonable and proper in respect of the particular property additions specified.

(d) In case any property additions are shown by the engineer's certificate provided for in subdivision 3 (b) of this Section 3 to have been acquired or paid for in whole or in part through the issue or delivery of shares of stock or other securities, an appraiser's certificate, stating the fair value in cash of such shares of stock or other securities at the time of the issue or delivery thereof in payment for or for the acquisition of such property additions.

(e) An accountant's certificate (hereinafter sometimes referred to as an "earnings certificate") stating that the net earnings of the Company available for interest for any specified twelve consecutive calendar months during the period of fifteen calendar months immediately preceding the first day of the calendar month in which the application for the authentication of additional bonds is made, have been in the aggregate equal to at least two times the amount of the aggregate annual interest charges on the following:

(i) all bonds at the time outstanding under this Indenture (other than bonds held by the Trustee for the purpose of any sinking fund or analogous fund for the retirement of bonds for which provision may be made in any supplemental indenture, whether or not such supplemental indenture shall specify that the bonds held for the purpose of such fund are outstanding bonds) and the additional bonds applied for,

(ii) all prior lien bonds at the time outstanding, and

(iii) all indebtedness (other than indebtedness evidenced by prior lien bonds) at the time outstanding in the hands of others than the Company or owned by the Company and not held in pledge hereunder or under any prior lien, which is secured by a lien prior to the lien of this Indenture upon property subject to the lien hereof.

Such certificate shall also state that such net earnings have been calculated in accordance with the provisions of this subdivision (e), and shall specify (a) the operating revenues of the Company, (b) the net non-operating income of the Company, (c) the operating expenses of the Company and (d) the net earnings of the Company available for interest.

For all purposes of this Indenture the net earnings of the Company available for interest shall be ascertained, in accordance with sound accounting practice, as follows: From the total of the operating revenues (including rentals) and net non-operating income of the Company (not including therein any gains or losses upon the sale of capital assets), there shall be deducted, all operating expenses (excluding all interest charges, all taxes which are levied upon or based upon income after deduction of interest charges or upon profits and all amortization of debt discount and expense, but including all rentals, insurance, expenditures for current maintenance and repairs, provisions for depreciation or property retirement reserves and taxes, except such taxes as are levied upon or based upon income after deduction of interest charges or upon profits) and the balance shall constitute net earnings of the Company available for interest; provided, however, that for the purposes of this Indenture (and said certificate shall in each instance so state)

(x) net non-operating income, including income derived from the purchase and sale of merchandise, and

(y) net earnings available for interest, computed as hereinabove provided, which, in the opinion of the signers, has been derived from the operation of properties of the Company not subject to the lien of this Indenture, and

(z) net earnings available for interest, computed as hereinabove provided, which, in the opinion of the signers, has been derived from the operation of properties leased to the Company, shall be included in the computation of said net earnings only to the extent that the aggregate of such net non-operating income and net earnings set forth in subparagraphs (x), (y) and (z) above shall not exceed ten percent (10%) of such total net earnings.

In case the Company shall have acquired any acquired plant or system or shall have been consolidated or merged with any other corporation, or shall have acquired all or substantially all of the assets of another corporation, within or after the period for which the calculation of net earnings is made pursuant to the provisions of this subdivision (e), then in ascertaining such net earnings there shall be included, to the extent the same may not have been otherwise included, the net earnings or net losses of such acquired plant or system or of such other corporation, as the case may be, for the whole of such period. Such net earnings for the period preceding such acquisition or such consolidation or merger shall be ascertained as in this subdivision (e) provided, as if such acquired plant or system or the assets of such other corporation, as the case may be, had been owned by the Company during the whole of such period or as if such other corporation had been consolidated or merged with the Company during the whole of such period. In case the Company or any successor corporation shall be consolidated or merged with or into or shall make a conveyance to any other corporation pursuant to and upon the terms provided in Section 1 of Article XIII, and the corporation formed by or resulting from such consolidation or merger or to which such conveyance shall have been made, as afore said; shall not have executed and delivered to the Trustee and caused to be recorded a supplemental indenture subjecting to the lien of this Indenture all property and franchises then owned and which may thereafter be acquired by said successor corporation (other than the property defined in the granting clauses hereof as excepted property), as contemplated by Section 3 of Article XIII, then there shall be included in the indebtedness set forth in subparagraphs (i), (ii) and (iii) of this subdivision (e) all indebtedness of said successor corporation which shall mature more than one year after the date of such earnings certificate.

In case the twelve months' period for which the net earnings of the Company available for interest are to be stated as aforesaid is a period with respect to which an annual report is required to be filed by the Company pursuant to Section 17 of Article V, and in case the aggregate principal amount of bonds authenticated and delivered since the commencement of the then current calendar year (other than those with respect to which an earnings certificate is not required or with respect to which an independent accountant's certificate as previously been furnished) is ten percent (10%) or more of the bonds at the time outstanding hereunder, the certificate required by this subdivision (e) shall be an independent accountant's certificate instead of an accountant's certificate.

(f) Such instruments of conveyance, transfer and assignment, if any, as the opinion of counsel provided for in subdivision (g) below specifies as necessary for the purpose of effectually subjecting to the direct lien and operation of this Indenture, or of vesting in the Trustee to hold as a part of the mortgaged property, the properly additions made the basis of the application.

 (g) An opinion of counsel to the effect:

(1) That the Company has good title to any tracts or parcels of land constituting property additions mentioned and described in the engineer's certificate provided for in subdivision 3 (b) of this Section 3, and a valid right in or with respect to any easements or rights-of-way or any rights, permits or licenses to use of appropriate water or overflow the land of others, mentioned and described in said certificate, sufficient for the purposes for which the same were acquired; that the Company has a valid right or with respect to any other properly additions mentioned and described in said certificate sufficient for the purposes for which the same were acquired; that if such property additions include any property located on any leasehold estate held by the Company as lessee, that the Company has the right to remove such property prior to or upon termination of such lease or that such lease expires on a date not earlier than the date of maturity of the latest maturing bonds outstanding at the date of the application for the bonding of such property additions, including any bonds for the authentication and delivery of which such application is made; that if such property additions include any property additions located on, over or under any public highways, streets, alleys, bridges or other public property, that the Company has the lawful right (which may be for a term or indeterminate or revocable at the will of the public authority having jurisdiction over such public highways, streets, alleys, bridges or other public property) for such use; that, in each such case, the title or right of the Company is free and clear of any lien or encumbrance ranking prior to the lien of this Indenture, excepting the liens of prior liens (if any) specified in such opinion and permissible encumbrances; and that the nature and extent of the prior liens, if any, on such property additions, described in said engineer's certificate, are correctly stated;

(2)

That the Company has corporate power to own and operate such property additions;

(3)

That, since the date of the last previous opm1on of counsel filed with the Trustee in the same regard pursuant to any of the provisions of Sections 3, 4, 5 or 6 of this Article III (or, in the case of the first such opinion flied under any of said sections, since the date hereof), no property owned by the Company and theretofore bonded other than the property additions mentioned in the engineer's certificate then being filed has become subject to any lien or encumbrance not existing thereon at such prior date, prior to the lien of this Indenture as security for the bonds for the authentication and delivery of which application is then being made, excepting permissible encumbrances;

(4)

That the issue of bonds, the authentication and delivery of which have been applied for, has been duly authorized by all governmental authorities the consent of which is requisite to the legal issue of such bonds (specifying such authorities and the manner in which their consents are evidenced), or that no such consent is required; that the Company is duly authorized and entitled to issue such bonds in accordance with the provisions of this Indenture and the laws of the State of Wisconsin and the applicable laws of any other jurisdiction; that upon the issue of such bonds and receipt by the Company of the consideration to be paid therefor, such bonds will be the valid and binding obligations of the Company and the amount of bonds then outstanding under this Indenture will not exceed the amount at the time permitted by law; and that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the additional bonds applied for have been complied with; and

(5)

That for the purpose of effectually subjecting to the direct lien and operation of this Indenture, or of vesting in the Trustee to hold as a part of the mortgaged property, the property additions made the basis of the application either (i) certain instruments of conveyance, transfer or assignment (specifying them) are necessary, and, if so, that the instruments delivered to the Trustee pursuant to subdivision (f) above are sufficient for that purpose, or (ii) no instruments of conveyance, transfer or assignment are necessary.

(h)

An officers' certificate stating in substance:

(1)

That, since the effective date of the engineer's certificate filed pursuant to subdivision 3 (b) of this Section 3, the Company has not made any extraordinary property retirements and that no extraordinary property retirements are immediately contemplated by the Company;

(2)

That, since the date of the last previous officers' certificate filed with the Trustee in the same regard pursuant to any of the provisions of Sections 3, 4, 5 or 6 of this Article III (or, in the case of the first such certificate filed under any of said sections, since the date hereof) no property owned by the

Company and theretofore bonded other than the property additions mentioned in the engineer's certificate then being filed has, to the knowledge and belief of the signers, become subject to any lien or encumbrance not existing thereon at such prior date, prior to the lien of this Indenture as security for the bonds for the authentication and delivery of which application is then being made, excepting permissible encumbrances; and

(3) That the Company is not and, upon the granting of the application then being made, will not be in default under the covenant contained in Section 10 of Article V, or, to the knowledge of the signers, under any other terms or covenants of this Indenture; and that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the additional bonds applied for have been complied with.

(i) Documents evidencing the authorization by all governmental authorities, the consents of which are requisite to the legal issue of such bonds in accordance with the opinion of counsel required to be filed pursuant to the provisions of sub division 3 (g) (4) of this Section 3.

SECTION 4. ISSUE OF BONDS UPON THE BASIS OF PRIOR LIEN BONDS. At any time after the amount of any outstanding prior lien bonds shall have been deducted in connection with any application for the authentication and delivery of bonds, or for the withdrawal of cash, or for the reduction of cash, or for the release of property, under any of the provisions of this Indenture, the Company may, in addition to the bonds authorized to be issued under the other provisions of this Article III, execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the order of the Company, additional bonds for an aggregate principal amount equal to the aggregate principal amount of such prior lien bonds, deducted as aforesaid, which subsequent to such deduction shall have been deposited with the Trustee or paid or reduced or ascertained by a final judicial determination to be in valid, and in no case theretofore bonded, but only upon receipt by the Trustee of:

(a) A certified resolution setting forth the same matters as are required to be stated pursuant to the provisions of sub division 3 (a) of Section 3 of this Article III.

(b) Either

(1) prior lien bonds made the basis of the application and then or theretofore delivered to the Trustee, either un-cancelled and pledged under this Indenture pursuant to the provisions of Section 9 of Article V, to be held and dealt with by the Trustee in the manner and subject to the provisions of Article VI hereof, or cancelled at maturity or under the redemption or other provisions of the instrument evidencing the mortgage or other lien securing the same or otherwise,

or

(2) an officers' certificate, accompanied by a concurring opinion of counsel, to the effect that specified prior lien bonds made the basis of the application have been paid or reduced or ascertained by final judicial determination to be in whole or in part invalid, or constitute redeemed prior lien bonds, and specifying the amount of payment or reduction or the extent of invalidity or the amount of bonds redeemed, as the case may be.

(c) An officers' certificate stating in substance:

(1) That the prior lien bonds made the basis for the application have theretofore been deducted in connection with applications under this indenture for the authentication and delivery of bonds, the withdrawal of cash, the reduction of cash or the release of property;

(2) That no part of the prior lien bonds made the basis for the application has theretofore been bonded;

(3) That the Company is not and; upon the granting of the application then being made, will not be in default in the performance of any of the terms or covenants of Sections 9 and 10 of Article V hereof;

(4) That the Company is not, to the knowledge of the signers, in default in the performance of arty of the other terms or covenants this Indenture and that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the additional bonds applied for have been complied with; and

(5) That, since the date of the last previous officers' certificate filed with the Trustee in the same regard pursuant to any of the provisions of Sections 3, 4, 5 or 6 of this Article III (or, in the case of the first such certificate filed under any of said sections, since the date hereof); no property owned by the Company and theretofore bonded has, to the knowledge and belief of the signers, become subject to any lien or encumbrance not existing thereon at such prior date, prior to the lien of this In denture as security for the bonds for the authentication and delivery of which application is then being made, excepting permissible encumbrances.

(d) An opinion of counsel to the effect:

(1) That such un-cancelled prior lien bonds as shall have been deposited with the Trustee pursuant to this Section 4 have been legally and validly pledged under this Indenture, that the issue of bonds, the authentication and delivery of which have been applied for, has been duly authorized by all governmental authorities; the consent of which is requisite to the legal issue of such bonds (specifying such authorities and the manner in which their consents are evidenced), or that no such consent is required, that the Company is duly authorized and entitled to issue such bonds in accordance with the provisions of this indenture and the laws of the State of Wisconsin, and the applicable laws of any other jurisdiction, that upon the issue of such bonds and receipt by the Company of the consideration to be paid therefor, such bonds will be the valid and binding obligations of the Company, that the amount of bonds then outstanding under this Indenture will not exceed the amount at the time permitted by law, and that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the additional bonds applied for have been complied with; and

(2) That, since the date of the fast previous opinion of counsel filed with the Trustee in the same regard pursuant to any of the provisions of Sections 3, 4, 5 or 6 of this Article III (or, in the case of the first such opinion filed under any of said sections, since the date hereof), property owned by the Company and theretofore bonded has become subject to any lien or encumbrance not existing thereon at such prior date, prior to the lien of this Indenture as security for the bonds for the authentication and delivery of which application is then being made, excepting permissible encumbrances.

(e) An accountant's certificate or independent accountant's certificate, as the case may be, as to the same matters as would be required to be stated pursuant to the provisions of subdivision 3. (e) of Section, 3 of this Article III, if, and only to the extent that, such certificate would be required if the prior lien bonds made the basis of the application were bonds and such certificate would be required to be delivered pursuant to the provisions of Section 6 of this Article III.

(f) Documents evidencing the authorization by all governmental authorities, the consents of which are requisite to the legal issue of such bonds, in accordance with the opinion of counsel required to be filed pursuant to the provisions of subdivision (d) (1) of this Section 4.

Redeemed prior lien bonds shall be deemed to have been paid and cancelled within the meaning of this Section 4.

Whenever the mortgage or other instrument securing any prior lien bonds shall have been cancelled or shall have been discharged of record, additional bonds for an aggregate principal amount equal to the total principal amount of prior lien bonds secured by such prior lien theretofore deducted in connection with applications for the authentication and delivery of bonds, or for the withdrawal of cash, or for the reduction of cash, or for the release of property, under any of the provisions of this Indenture, less the sum of (1) the total principal amount of such prior lien bonds theretofore bonded, and (2) the total principal amount of such prior lien bonds which the Company has agreed will not be bonded as provided in Section 9 of Article V hereof, shall be authenticated by the Trustee and delivered to or upon the order of the Company, but only upon receipt by the Trustee of:

(aa) A certified resolution, officers' certificate, opinion of counsel, accountant's certificate or independent accountant's certificate, and documents, all in form as prescribed in subdivisions (a), (c) (3), (4) and (5), (d), (e) and (f) of this Section 4;

(bb) An officers' certificate stating:

(1) The total principal amount of prior lien bonds secured by such prior lien theretofore deducted in connection with applications under this Indenture for the authentication and delivery of bonds, the withdrawal of cash, the reduction of cash or the release of property;

(2) The total principal amount of prior lien bonds secured by such prior lien theretofore bonded; and (3) The total principal amount of prior lien bonds, if any, secured by such prior lien which the Company has agreed will not be bonded as provided in Section 9 of Article V hereof; and

(cc) An opinion of counsel to the effect that such prior lien has been cancelled and discharged of record.

SECTION 5. ISSUE OF BONDS UPON DEPOSIT OF CASH WITH THE TRUSTEE. From time to time hereafter the Company, in addition to the bonds authorized to be issued pursuant to other provisions of this Article III, may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the order of the Company, additional bonds for an aggregate principal amount equal to the amount of cash which shall hereafter be deposited with the Trustee hereunder as a basis therefor, but only upon receipt by the Trustee of:

(a) A certified resolution setting forth the same matters as are required to be stated pursuant to the provisions of subdivision 3 (a) of Section 3 of this Article III;

(b) An officers' certificate stating that the Company is not, to the knowledge of the signers, in default in the performance of any of the terms or covenants of this Indenture, and that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the additional bonds applied for have been complied with;

(c) An officers' certificate to the same effect as required by the provisions of subdivision (c) (5) of Section 4 of this Article III;

(d) An accountant's certificate or independent accountant's certificate, as the case may be, as to the same matters as are required to be stated pursuant to the provisions of subdivision 3 (e) of Section 3 of this Article III;

(e) Cash in amount equal to the aggregate principal amount of the additional bonds applied for;

(f) An opinion of counsel to the same effect as required by the provisions of subdivision (d) of Section 4 of this Article III (to the extent applicable); and (g) Documents evidencing the authorization by all governmental authorities, the consents of which are requisite to the legal issue of such bonds, in accordance with the opinion of counsel required to be filed pursuant to the provisions of sub division (f) of this Section 5.

Such cash shall be received and applied by the Trustee as part of the trust estate. If within a period of three years after it is deposited any cash so deposited under the provision of this Section 5 shall not have been withdrawn by the Company pursuant to the provisions of Article VIII hereof, such cash shall be applied forthwith by the Trustee, in the manner and upon the terms and conditions provided in Section 2 of Article VIII, to the purchase or redemption of prior lien bonds or bonds as specified in a certified resolution delivered by the Company to the Trustee in accordance with the provisions of said Section 2, or, in case of the failure of the Company to deliver such resolution and in case such cash exceeds fifty thousand dollars ($50,000), to the purchase or redemption of bonds of the earliest maturities then outstanding; provided, however, that the Trustee shall not apply to the purchase of any bonds or prior lien bonds an amount not exceeding the applicable redemption price thereof prevailing at the time (if redeemable) and accrued interest, or, if not redeemable, an amount exceeding the principal amount thereof and accrued interest.

SECTION 6. ISSUE OF BONDS UPON RETIREMENT OF BONDS PREVIOUSLY OUTSTANDING HEREUNDER. From time to time hereafter the Company, in substitution for any bonds theretofore authenticated and delivered under any of the provisions of this Indenture and then or theretofore surrendered for conversion (if convertible) except into other bonds, or paid at maturity or upon redemption or purchased or otherwise surrendered to the Trustee, as the case may be, and cancelled, and in no such case theretofore bonded or theretofore made the basis for the issue of bonds of one denomination for bonds of another denomination of the same series in exchange for registered bonds without coupons in exchange for coupon bonds or upon the transfer of registered bonds without coupons, or for the issue of bonds in substitution for bonds mutilated, destroyed, lost or stolen, pursuant to the terms hereof or of any indenture supplemental hereto, may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the order of the Company, additional bonds for an aggregate principal amount equal to that of the bonds in substitution for which such additional bonds are executed and delivered, but only upon receipt by the Trustee of:

(a) A certified resolution authorizing the execution, and requesting the authentication and delivery, of such additional bonds in the principal amount therein specified, designating the series of such bonds and the indenture supplemental hereto creating such series, specifying the series and the aggregate principal amount of the bonds in substitution for which additional bonds are to be authenticated and delivered, and naming the officer or officers of the Company to whom or upon whose order such additional bonds shall be delivered;

(b) An officers' certificate stating in substance that the Company is not, to the knowledge of the signers, in default in the performance of any of the terms or covenants of this Indenture, and that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the additional bonds applied for have been complied with;

(c) An officers' certificate to the same effect as required by the provisions of subdivision (c) (5) of Section 4 of this Article III;

(d) An opinion of counsel to the same effect as required by the provisions of subdivision (d) of Section 4 of this Article III (to the extent applicable);

(e) An accountant's certificate or an independent accountant's certificate, as the case may be, as to the same matters as are required to be stated pursuant to the provisions of subdivision 3 (e) of Section 3 of this Article III, but only if (1) such additional bonds bear interest at higher rate per annum than the bonds in substitution for which such additional bonds are to be authenticated and delivered, provided that no such certificate need be filed when the Trustee is requested to authenticate and deliver additional bonds pursuant to the provisions of this Section 6 in substitution for bonds theretofore authenticated and delivered hereunder and which have been paid at maturity or redeemed or purchased by the Company within two years prior to the date of their maturity, but in such case, if the Company would otherwise be required to deliver to the Trustee an accountant's certificate or an independent accountant's certificate pursuant to the provision of this clause (1), there shall be filed with the Trustee an officers' certificate to the effect that all or substantially all of the additional bonds applied for, or the proceeds of the sale thereof, will be applied by the Company to the (i) retirement by payment, redemption, purchase or exchange of the bonds made the basis for the application, (ii) payment by the Company of moneys borrowed for such purpose, (iii) reimbursement of the Company's treasury in an amount not exceeding the moneys expended, within two years prior to the date of such application, for such purpose, or (iv) reimbursement of the Company's treasury in an amount not exceeding the moneys expended within such two years for the payment by the Company of moneys borrowed within such two years for such purpose; or (2) additional bonds shall have been authenticated and delivered and an earnings certificate filed with the Trustee as a basis therefor pursuant to any provision of this Article III between the date of the cancellation of bonds in substitution for which additional bonds are applied for under this Section 6 and the date such additional bonds are so applied for;

(f) An officers' certificate stating in substance that no part of the bonds in substitution for which additional bonds are to be authenticated and delivered has theretofore been bonded or made the basis for the issue of bonds of one denomination for bonds of another denomination of the same series in exchange therefor, or for the issue of coupon bonds in exchange for registered bonds without coupons, or for the issue of registered bonds without coupons in exchange for coupon bonds or upon the transfer of registered bonds without coupons, or for the issue of bonds in substitution for bonds mutilated, destroyed, lost or stolen, pursuant to the terms of this Indenture or of any indenture supplemental hereto; and

(g) Documents evidencing authorization by all governmental authorities, the consents of which are requisite to the legal issue of such bonds; in accordance with the opinion of counsel required to be filed pursuant to the provisions of subdivision (d) of this Section 6.

Redeemed bonds shall be deemed to have been paid and cancelled within the meaning of this Section 6.

ARTICLE IV

REDEMPTION OF BONDS

SECTION 1. In case the Company shall desire to exercise the right to redeem all or any part of the bonds of a particular series, in accordance with the right reserved so to do, it shall give notice to the effect that the Company has elected to redeem all the bonds of such series or a part thereof, as the case may be, on a date therein designated, specifying in case of partial redemption the distinctive numbers and series of the bonds to be redeemed, and in every case stating that on said date there will become and be due and payable upon each bond so to be redeemed, at the principal office of the Trustee, if such bonds are payable there, and/or at such other place or places (if any) at which the principal of the bonds to be redeemed is payable, as may be provided in the bonds to be redeemed and/or the supplemental indenture creating such bonds, the redemption price thereof (or portion thereof in the case of the partial redemption of a registered bond without coupons) as specified in such bond, together with the accrued interest to such date, and that on and after such date interest thereon shall cease to accrue. The redemption price may be expressed either in terms of a percentage of the principal amount of a bond or in terms of the principal amount thereof plus a designated premium, if any, thereon.

Such notice shall be given in such manner, at such times and in such places as shall be specified in the supplemental indenture creating the bonds of such series.

In case the Company shall have elected to redeem less than all the outstanding bonds of any series it shall, in each such instance, at least ten days before the date upon which the first publication of the notice of redemption hereinbefore mentioned is to be made, notify the Trustee in writing of such election and of the aggregate principal amount of bonds of such series to be redeemed, and thereupon the Trustee shall draw by lot in any manner by it deemed proper, subject to the provisions of the supplemental indenture creating such bonds, the bonds to be redeemed, and shall within five days after receiving the notice aforesaid notify the Company in writing of the numbers of the bonds so drawn. In any determination by lot each registered bond without coupons shall be represented by a separate number for each $1,000 of its principal amount.

In the event that under the terms of any supplemental indenture the Company or the Trustee shall be required to redeem less than all of the outstanding bonds of any series for any sinking fund or similar fund, the particular bonds to be redeemed shall be determined by the Trustee, which shall draw such bonds by lot in any manner by it deemed proper, as in the case of redemption of bonds at the option of the Company.

If all of the outstanding bonds of any series shall be registered bonds without coupons and coupon bonds registered as to principal and less than all of such outstanding bonds are to be redeemed, the Trustee, notwithstanding the foregoing provisions respecting the drawing of bonds by lot, may determine the bonds or portions thereof to be redeemed in accordance with the provisions of any agreement duly executed by the registered owners of all the outstanding bonds of such series, provided that all executed counterpart of such agreement shall have been delivered to the Trustee. On or before the redemption date specified in the notice above provided for, the Company shall deposit with the Trustee an amount of cash sufficient to effect the redemption of the bonds specified in such notice or direct the Trustee to set aside and apply to such purpose moneys then held by the Trustee hereunder which by the terms hereof are available for such purpose, and on and after the date of redemption designated in such notice (such deposit having been made, or moneys set aside, as aforesaid and being then available for such purpose to the extent not theretofore used therefor) no further interest shall accrue upon any of the bonds so to be redeemed (or, in the case of registered bonds without coupons, only a portion of the principal amount of which is to be redeemed, on such portion thereof); and anything in such bonds, or in the coupons or in this Indenture to the contrary notwithstanding, any coupons for interest pertaining to any such bonds and maturing after such date shall become and be null and void.

All moneys deposited by the Company with the Trustee or set aside by the Trustee, as aforesaid; for the redemption of bonds, shall, subject to the provisions of Section 3 of Article VIII hereof, be held in trust for the account of the holders of the bonds to be redeemed.

Notice of redemption having been given as provided in the supplemental indenture creating the bonds of the series to be redeemed, the bonds so called, or the specified portions thereof, shall, on the date designated in such notice, become due and payable at the place or places of redemption specified in aid supplemental indenture and/or in said bonds, at their respective redemption prices payable on such date; and, upon the presentation and surrender thereof, with (in the case of coupon bonds) all interest coupons maturing subsequent to the redemption date, and (in the case of registered bonds or of coupon bonds which shall at the time be registered as to principal) accompanied by duly executed assignments or transfer powers, such bonds, or the specified portions thereof, shall be paid and redeemed out of the funds so deposited with, or set aside by, the Trustee, at their respective redemption prices then payable. If less than the whole principal amount of a registered bond without coupons shall be called for redemption, the Company shall execute and the Trustee shall authenticate and deliver without charge to the holder thereof, at his option, either coupon bonds or registered bonds without coupons (but only of authorized denominations) for the unredeemed balance of the principal amount of the registered bond without coupons surrendered, or, at the option of such holder, the Trustee shall, upon presentation of such registered bond for the purpose, make a notation thereon of the payment of the portion thereof so called for redemption.

SECTION 2. The Company shall be entitled from time to time to surrender to the Trustee for cancellation any bonds held by it.

SECTION 3. All bonds redeemed at an office or agency of the Company and all matured coupons thereto appertaining shall be delivered, by the Company to the Trustee for cancellation. All bonds and coupons redeemed or surrendered for cancellation under this Article IV shall be cancelled by the Trustee and shall be delivered to or upon the written order of the Company.

SECTION 4. Bonds and coupons for the payment or redemption of which moneys in sufficient amount to pay the principal, premium, if any, and accrued interest to date of maturity or redemption date, as the case may be, shall have been deposited with or set apart by the Trustee in trust for such purpose (whether upon or prior to the maturity or the redemption date of such bonds and whether such bonds are to be redeemed at the option of the Company or through any sinking fund or otherwise) shall no longer be secured by, or be entitled to any lien or benefit of, this Indenture, nor shall the holders thereof have any further rights hereunder whatsoever, but shall have only the right to receive on the redemption or maturity date, and against surrender of their bonds (and coupons, if any) the principal thereof and premium, if any, and accrued interest thereon; provided, however, that if such bonds are to be redeemed prior to maturity thereof notice of such redemption shall have been given in such manner, at such times and in such place or places as shall be specified in the supplemental indenture creating such bonds, or the Trustee shall have been, irrevocably authorized by the Company to give or complete such notice.

ARTICLE V

COVENANTS

SECTION 1. The Company covenants and agrees that it will promptly pay or cause to be paid the interest on, and principal of, and premium, if any, with respect to all bonds issued hereunder at the dates and places and in the manner and upon the terms specified in the bonds and the coupons thereto annexed, or in the supplemental indenture under which such bonds are issued, according to the true intent and meaning thereof. The Company covenants that as coupons are paid they shall be cancelled and that coupons shall not be kept alive by the Company after maturity by purchase or extension or otherwise.

SECTION 2. The Company covenants and agrees that at all times, until the payment of the principal of and interest on all bonds issued hereunder, it will maintain an office or agency, at any and all places at which the principal of or interest on any of the bonds outstanding hereunder shall be payable, where notices, requests and demands in respect of such bonds or coupons as may be payable at such places or in respect of this Indenture may be served, and will, in writing, notify the Trustee of such office or agency. If no other office or agency is thus designated by the Company, such notices, requests and demands may be served at the principal office of the Trustee.

SECTION 3: The Company covenants and agrees that it is lawfully seized and possessed of the trust estate, free and clear of liens or encumbrances, except as set forth in the granting and habendum clauses hereof, and excepting permissible encumbrances; that it has a good right and lawful authority to mortgage and pledge the trust estate as provided in this Indenture; and that it will warrant and defend unto the Trustee, its successors and assigns, for the benefit of the holders for the time being of the bonds, the trust estate and the lien and interest of the Trustee thereon and therein under this Indenture, against all claims and demands of any persons whomsoever; provided, however, that subject to the provisions of Section it of this Article V, nothing in this Indenture contained shall prevent the Company from hereafter acquiring any property subject to existing mortgages or other encumbrances thereon, including purchase money mortgages of liens created by the Company at the time of acquiring such property, and holding the same subject to such mortgages or other encumbrances.

SECTION 4. The Company covenants and agrees that it will here after, from time to time, whenever reasonably requested by the Trustee, make, do, execute, acknowledge and deliver, or cause to be made, done, executed, acknowledged and delivered, any and all such further and other acts, deeds, conveyances, transfers and assurances as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether now or hereafter owned or acquired by the Company, or to facilitate the execution of this trust or to secure the rights and remedies of the holders of the bonds issued hereunder.

SECTION 5. The Company covenants and agrees that it will cause this Indenture and any and all supplemental indentures and instruments of further assurance at all times to be kept recorded and filed in such manner and in such places as may in the opinion of counsel be required by law in order fully to preserve and protect the rights of the bondholders arid the Trustee hereunder, and that it will furnish to the Trustee

(a) promptly after the execution and delivery of this Indenture and of each supplemental indenture, an opinion of counsel stating that in the opinion of such counsel this Indenture or such supplemental indenture has been properly recorded and filed so as to make effective the lien intended to be created thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such lien effective; and

(b)

during the month of December of each year, beginning with the year 1946, an opinion of counsel either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture and of each supplemental indenture as is necessary to maintain the lien thereof, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien.

SECTION 6. The Company covenants and agrees that, except as in this Indenture otherwise permitted, at its own cost and expense it will do or cause to be done all things on its part to be done necessary to preserve, extend and renew its corporate existence and will use its best efforts to preserve all rights; franchises and privileges to it granted and on it conferred by law or otherwise in accordance with their terms.

SECTION 7. Except as in Article VI hereof otherwise provided, the Company covenants and agrees that it will faithfully perform or cause to be performed all the terms, covenants and conditions to be performed by the mortgagor under any prior lien; provided that nothing contained herein shall be construed to prevent the extension or renewal of any prior lien or any indebtedness secured thereby, including the principal of any outstanding prior lien bonds.

SECTION 8. The Company covenants and agrees that it will not issue or permit to be issued or outstanding any prior lien bonds secured by any prior lien in addition to the prior lien bonds secured by such prior lien deducted in connection with applications for the authentication and delivery of bonds, or for the withdrawal of cash, or for the reduction of cash, or for the release of property under this Indenture (in each case except prior lien bonds issued in lieu of lost, stolen, destroyed or mutilated bonds or in exchange for bonds of the same issue and series already outstanding), unless such additional prior lien bonds are forthwith deposited with the Trustee to be held subject to the provisions of Article VI hereof.

SECTION 9. A. The Company covenants and agrees that it will forthwith pledge and deposit with the Trustee, uncancelled, all prior lien bonds which may hereafter be acquired uncancelled by the Company, whether or not such prior lien bonds have theretofore become due and payable, unless the Company shall, pursuant to the terms of a prior lien, cancel such prior lien bonds or deliver or pledge them with the trustee or other holder of any prior lien. All such prior lien bonds deposited with the Trustee shall be received and held by the Trustee, as further security for the bonds issued hereunder, in the manner provided in Article VI hereof;

provided, however, that any such prior lien bonds so deposited and pledged with the Trustee may, if not theretofore bonded, be made the basis, then or from time to time thereafter, for the authentication and delivery of bonds, the withdrawal or reduction of cash or the release of property to the extent, in the manner and subject to the conditions in this Indenture provided:

B. The Company covenants and agrees that, upon the satisfaction of any prior lien, all prior lien bonds secured by other prior liens, which are then held by the trustee or other holder of such satisfied prior lien, shall be cancelled or shall be delivered to the Trustee to be held subject to the provisions of Article VI hereof or to the trustee or other holder of the mortgage or other lien, securing such prior lien bonds or securing other prior lien bonds, to be cancelled or to be held in pledge or for the purpose of any sinking fund or analogous fund for the retirement of bonds for which pro vision may have been made in the instrument evidencing such mortgage or other lien; and that the Company will not obtain or apply for the authentication and delivery of any bonds under the provisions of Section 4 of Article III hereof, or the withdrawal of cash or the reduction of cash or the release of property under any provision of this Indenture, upon the basis of any prior lien bonds so cancelled or deposited with the Trustee pursuant to the provisions of this subdivision B.

C. The Company further covenants and agrees that all prior lien bonds, proceeds of property, considerations for property taken by the exercise of a power of eminent domain or purchased by a municipality in the exercise of any right, considerations for property released, proceeds of insurance, and moneys, in lieu of which, in each case, the Trustee shall have received a certificate that the same have been deposited with the trustee or other holder of a prior lien in pursuance of any provision of this Indenture, and which in each case are held by the trustee or other holder of a prior lien; at the time of the satisfaction of such prior lien, shall thereupon be paid or delivered to the Trustee (to be held subject to the provisions of this Indenture as though originally received by the Trustee or to the trustee or other holder of a prior lien if required by the terms of such prior lien; and that the Company will not obtain any withdrawal of any such prior lien bonds or any such cash or any such proceeds or considerations from any such trustee or holder upon the basis of any prior lien bonds deposited with the Trustee pursuant to any provisions of this Indenture and theretofore bonded, except for the purpose of depositing such cash or proceeds or considerations so withdrawn with the Trustee hereunder; and that the Company will not apply for or obtain the authentication and delivery of any bonds under the provisions of Section 4 of Article III hereof, or the withdrawal of cash or the reduction of cash or the release of property under any provision of this Indenture, upon the basis of any prior lien bonds used to withdraw any such cash or proceeds or considerations from any such trustee or holder which are not deposited with the Trustee hereunder.

D. The Company further covenants and agrees that it will not apply for or obtain the release of any cash received or held by a trustee under any prior lien as required or permitted by the provisions of Article VII except upon compliance with the terms of, Section 5 of Article VIII, unless such cash shall thereupon be deposited with the Trustee to be held and applied by it as though such cash had originally been deposited with the Trustee.

SECTION 10. The term "restricted property" as used in this Section 10 shall mean, as of any particular time, (i) property additions theretofore bonded (but excluding therefrom property additions then or theretofore released from the lien hereof, or property additions retired which then or theretofore have been deducted in determining net property additions), which were in each case at the time of bonding thereof, and continue to be, subject to a prior lien, and (ii) property additions theretofore bonded consisting of any property other than property used or useful for or to be used in the business of manufacturing, producing, generating, purchasing, transmitting, distributing or supplying gas or electricity (but excluding therefrom property additions then or theretofore released from the lien hereof, or property additions retired which then or theretofore have been deducted in determining net property additions).

The Company covenants and agrees that it will not apply for or obtain the authentication and delivery of any additional bonds or the withdrawal of any cash or the reduction of any cash or the release of any property under any provision of this Indenture, if as a result of such authentication and delivery of bonds or withdrawal or reduction of cash or release of property, sixty per cent (60%) of the cost or fair value (whichever is less, as certified to the Trustee pursuant to any provision of this Indenture) of property additions then constituting restricted property would exceed ten per cent (10%) of the aggregate principal amount of (i) all bonds then outstanding including the bonds then to be authenticated' and delivered and (ii) all prior lien bonds outstanding.

SECTION 11. The. Company covenants and agrees that it will not hereafter create or suffer to be created or to accrue, any lien or charge of equal rank with, or having priority to, or preference over, the lien of this Indenture upon the trust estate or any part thereof, or upon the income and profits thereof, except permissible encumbrances and except any mortgage or other lien on any property acquired by the Company after the date of this Indenture which may exist at the date of the acquisition of such property by the Company, and except purchase money mortgages or liens created by the Company at the time of acquisition of such property; that it will not do or omit to do, or suffer to be done or omitted to be done, any matter or thing whatsoever whereby the lien of this Indenture or the priority of such lien or the indebtedness hereby secured, might or could be lost or impaired; and that it will pay, or cause to be paid, or will make adequate provision for the satisfaction and discharge of, all lawful claims and demands for labor, materials, supplies or other purposes which, if unpaid, might by law be given precedence to, or an equality with, this Indenture as a lien or charge upon the trust estate or any part thereof or the income and profits thereof; provided however, that nothing in this Indenture shall require the Company to pay, discharge or make provision for any lien, charge, claim or demand so long as it shall in good faith contest the validity thereof, unless thereby, in the opinion of counsel or of the Trustee, the trust estate or some material part thereof will be lost, forfeited or materially endangered.

The Company covenants and agrees that it will not hereafter acquire any property which at the time of acquisition thereof shall be or become subject to any lien or liens prior to the lien of this Indenture, other than permissible encumbrances, if, immediately subsequent to such acquisition, the amount of outstanding indebtedness secured by all such liens would exceed fifteen percent (15%) of the principal amount of bonds outstanding under this Indenture or six hundred seventy-five thousand dollars ($675 ,000) , whichever is greater, unless at the date of acquisition thereof (i) the amount of outstanding indebtedness secured by such lien or liens shall not exceed sixty percent (60%) of the cost of such property to the Company (which cost shall include the amount of any indebtedness assumed by the Company), and (ii) the net earnings of such property available for interest for a period of twelve consecutive calendar months within the fifteen calendar months immediately prior to the acquisition thereof by the Company shall have been at least twice the annual interest charges on all indebtedness secured by such lien or liens immediately subsequent to the acquisition of such property; provided, however, that indebtedness for the payment or redemption of which the necessary funds have been deposited in trust with the trustee or other holder of the lien securing such indebtedness, or with the Trustee, shall not be deemed to be outstanding or secured by such lien.

The Company covenants and agrees that in case it shall hereafter create any mortgage upon the trust estate or any part thereof, other than indentures supplemental hereto, and other than purchase money mortgages created by the Company at the time of acquisition of property, such mortgage shall be and shall be therein expressed to be subject to the prior lien of this Indenture for the security of all bonds issued hereunder at the time outstanding and of all bonds which may thereafter be authenticated and delivered hereunder as in this Indenture provided and permitted.

SECTION 12. The Company covenants and agrees that it will, from time to time, promptly pay and discharge or cause to be paid and discharged when due all taxes, assessments and other governmental charges, the lien whereof would be prior to the lien hereof, lawfully imposed upon the trust estate or any part thereof, or upon the income and profits thereof; and also all taxes, assessments and other governmental charges lawfully imposed upon the lien or interest of the Trustee under this Indenture in respect of the trust estate, so that the lien of this Indenture, and the priority of such lien shall at all times be fully preserved without expense to the Trustee or the bondholders; provided, however, that nothing contained in this Indenture shall require the Company to pay or discharge any such tax, assessment or governmental charge, so long as it shall in good faith contest the validity thereof, unless thereby, in the opinion of counsel or of the Trustee, the trust estate or some material part thereof will be lost, forfeited or materially endangered.

SECTION 13. The Company covenants and agrees that it will cause all the mortgaged property which is of a character usually insured by companies similarly situated, to be kept insured to a reasonable amount against loss or damage by fire (which shall not be construed to include war damage insurance), either by means of policies issued by responsible insurance companies or, at the Company's election, by means of an adequate insurance fund set aside and maintained by the Company alone or maintained by the Company in conjunction with other companies through a trust or other agreement; any one loss in excess of fifty thousand dollars ($50,000) to be made payable (a) to the Trustee as its interest may appear or (b) to the trustee or other holder of any lien prior hereto (if required by the terms thereof) and to the Trustee, as their respective interests may appear; and in case of payment to any such trustee or other holder of any lien prior hereto the Company shall furnish the Trustee with the certificate of such trustee or other holder that it has received such proceeds. The proceeds of any insurance which shall be received by the Trustee shall be applied by the Trustee as a part of the trust estate.

The Company covenants and agrees that it will at any and all times upon the written request of the Trustee, and in my event at least once in each calendar year on or before July 1, beginning with the year 1946, furnish to the Trustee an officers' certificate stating in substance that the Company has complied with all the terms and conditions of this Section 13 and containing a statement of all such policies of insurance or certificates issued under such trust or other agreement then outstanding and in force upon the aforesaid property or any part thereof, including the names of any insurance companies which, have insured, the amounts of such insurance and the property covered thereby, and a statement of the amount and character of any certificates issued under such trust or other agreement.

In case of any loss from fire in excess of fifty thousand dollars ($50,000) covered by any policy of insurance, any appraisement or adjustment of such loss and settlement and payment of indemnity therefor, which shall be approved in an officers' certificate, may be consented to and accepted by the Trustee. Subject to the provisions of Section 2 of Article XII, the Trustee shall in no way be liable or responsible for the collection of any insurance in case of any loss nor for consenting to or accepting any such appraisement, adjustment, settlement or payment of indemnity.

So long as there are outstanding any bonds or obligations secured by a mortgage or other lien upon any part of the properties of the Company, prior to the lien of this Indenture, if a check for the amount of any loss covered by any insurance policy on any property subject to any such mortgage or other lien (as to whether such property is subject to such mortgage or other lien, the Trustee may, subject to the provisions of Section 2 of Article XII, rely upon an opinion of counsel) is drawn payable to the order of the Trustee hereunder and the trustee or other holder of such mortgage or lien, the Trustee hereunder shall, upon the written order of the Company, endorse said check without recourse and deliver the same to the trustee or other holder of any such mortgage or lien.

The Company covenants and agrees that it will cause all proceeds of any insurance payable directly to it to be applied to the repair and replacement of property damaged or destroyed, in respect of which the insurance proceeds were paid to the Company, or to the acquisition of permanent improvements, extensions, or additions to the mortgaged property.

SECTION 14. The Company covenants and agrees that it will maintain, preserve and keep the mortgaged property in a state of good repair, working order and condition and from time to time will make all needful and proper repairs, renewals and replacements thereof, unless prevented from so doing by conditions beyond the control of the Company existing during time of war or other emergency. Nothing herein contained shall be held to prevent the Company from discontinuing the operation of or reducing the capacity of any of its plants or properties, if in the judgment of the Company, it is no longer advisable to operate the same, or to operate the same at its former capacity, as the case may be, or if the Company intends to sell or dispose of the same and within a reasonable time shall endeavor to effectuate such sale or disposition; nor shall anything herein contained be construed to prevent the Company from taking such action with respect to the use of its plants and properties as is proper under the circumstances, including the cessation or omission to exercise rights, permits, licenses, privileges or franchises which, in the judgment of the Company, can no longer be profitably availed of or exercised.

SECTION 15. The Company covenants and agrees that it will duly and punctually keep, observe and perform each and every term, covenant and condition on its part to be kept, observed and performed, contained in this Indenture and in each and every indenture supplemental hereto which may be executed and delivered by the Company to the Trustee as provided or permitted by this Indenture.

SECTION 16. The Company covenants and agrees that, except in the manner and upon the terms in Articles VII and XIII hereof expressly authorized, it will not in any manner, whether by consolidation,

merger, conveyance or otherwise, and whether or not expressly subject to the continuing lien hereof, dispose of the trust estate in whole or in part, or lease the trust estate as a whole or substantially as a whole.

SECTION 17. The Company covenants and agrees that:

(a) At any and all reasonable times, upon the written request of the Trustee, the Company will permit the Trustee, by its agents and attorneys, to examine all the plants, properties, books of account, records, reports and other papers of the Company and to make copies and extracts therefrom.

(b) The Company will file with the Trustee, within fifteen days after it is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15 (d) of the Securities Exchange Act of 1934 (or copies of such portions thereof as may be prescribed by the Securities and Exchange Commission under the Trust Indenture Act of 1939); or, if the Company is not required to file with the Securities and Exchange Commission information, documents or reports pursuant to either Section 13 or Section 15 (d) of the Securities Exchange Act of 1934, then the Company will file with the Trustee and will file with the Securities and Exchange Commission such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as an obligor having an indenture qualified under the provisions of the Trust Indenture Act of 1939 shall then be required to furnish to the trustee under said indenture and to file with said Commission by any rules and regulations prescribed by said Commission under the provisions of the Trust Indenture Act of 1939.

(c) The Company will file with the Trustee and with the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants, but no such certificate or opinion shall be required as to (i) dates or periods not covered by annual reports required to be filed by the Company, in the case of conditions precedent which depend upon a state of facts as of a date or dates or for a period or periods different from that required to be covered by such annual reports, or (ii) the amount and value of property additions (other than certificates or opinions of engineers as to the fair value to the Company of any property additions made the basis for the authentication and delivery of bonds, the withdrawal of cash from the Trustee, the reduction of cash required to be deposited with the Trustee, or the release of any portion of the trust estate, which are required to be filed with the Trustee by the provisions of Articles III, VII or VIII), or (iii) the adequacy of depreciation, maintenance or repairs.

(d) The Company will transmit to the bondholders, in the manner and to the extent provided in subdivision (c) of Section 10 of Article XII, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of subdivisions (b) and (c) of this Section 17 as may be required by the rules and regulations of the Securities and Exchange Commission under the provisions of the Trust Indenture Act of 1939.

(e) The Company will furnish or cause to be furnished to the Trustee between (i) February 15 and March 1 and (ii) August 15 and September 1, in each year, and at such other times as the Trustee may request in writing, all information in the possession or control of the Company, or of any of its paying agents, as to the names and addresses of the bondholders as of a date not more than fifteen days prior to the date on which such information shall be furnished to the Trustee.

SECTION 18. Upon default of the Company so to do, the Trustee may in its discretion, and if requested in writing by a majority of the bondholders and provided with the amount of cash necessary therefor shall, make any payment which the Company by any of the provisions of this Indenture agrees to make, and the Company covenants and agrees that it will forthwith repay to the Trustee all moneys which the Trustee shall so pay, and will pay interest thereon from the date of such payment by the Trustee until the repayment thereof, at the rate of five percent (5%) per annum, and if any moneys so paid by the Trustee shall have been furnished to the Trustee by any of the bondholders, the Trustee shall, out of any amount repaid to it by the Company, or recovered out of the trust estate on account of such advance or payment, make ratable payment to the bondholders who shall have provided such moneys, or upon their order. No such payment shall be deemed to relieve the Company from any default hereunder.

SECTION 19. The Company covenants and agrees that it will cause any paying agent, other than the Trustee, which it may appoint, to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 19,

(1) that it will hold all sums held by it as such agent for the payment of principal of and premium, if any, or interest on any of the bonds in trust for the benefit of the holders of such bonds or of the coupons for such interest, as the case may be or for the benefit of the Trustee; and

(2) that it will give the Trustee notice of any failure of the Company to make any payment of the principal of and premium, if any, or interest on the bonds when the same shall be due and payable.

The Company covenants and agrees that, if it should at any time act as its own paying agent, it will, on or before each due date of the principal of, and premium, if any, or interest on, any of the bonds, set aside and segregate and hold in trust for the benefit of the holders of such bonds or of the coupons for such interest, as the case may be, or for the benefit of the Trustee, a sum sufficient to pay such principal and premium, if any, or interest so becoming due, and will notify the Trustee of any failure to take such action.

Anything in this Section 19 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent as required by this Section 19, such sums to be held by the Trustee upon the trusts in this Indenture contained.

Section 20. The Company covenants and agrees that within four months after it shall have completed the purchase, construction or other acquisition of the property additions deemed to be bonded by reason of the third paragraph of the definition of "bonded" in Article I hereof, it will file with the Trustee such of the certificates, opinions and other documents described in Section 3 of Article III hereof (to the extent applicable) as may be reasonably necessary to establish the facts with respect to the purchase, construction or other acquisition of such property additions and the subjection thereof to the lien of this Indenture.

ARTICLE VI

CONCERNING PLEDGED SECURITIES

SECTION 1. All prior lien bonds received uncancelled by the Trustee and all other securities received by the Trustee, pursuant to any of the provisions of this Indenture or of any indenture supplemental hereto, shall be held by the Trustee subject to the provisions of this Indenture and of any such supplemental indenture for the further security of the bonds issued hereunder.

All prior lien bonds in coupon form received uncancelled by the Trustee shall have all unmatured coupons attached when so received unless accompanied by evidence satisfactory to the Trustee that the discharge of any mortgage or other lien securing the same may be obtained without the production of any coupon or coupons that may be missing. All prior lien bonds received uncancelled by the Trustee hereunder shall be stamped by the Trustee with the following words:

"Not negotiable; held in trust under the provisions of the Indenture of Madison Gas and Electric Company to First Wisconsin Trust Company, Trustee, dated as of January 1, 1946."

All prior lien bonds or other securities received uncancelled by the Trustee shall be in bearer form or, if in registered form, shall be accompanied by appropriate instruments of transfer to the Trustee, and shall otherwise be in transferable form and shall bear such stamps, if any, as may be required by law. The Trustee may from time to time cause prior lien bonds or any other securities received by it to be registered in its name, or in the name of its nominee.

SECTION 2. So long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, no payment by way of principal, interest or otherwise on any prior lien bonds held by the Trustee shall be made or demanded; and all coupons thereto appertaining, as they mature, shall be cancelled by the Trustee and delivered so cancelled to the Company, except that, in case default is made in the payment of interest on or principal of any of the prior lien bonds undeposited and outstanding, the coupons appertaining to any prior lien bonds held subject to this Indenture of the same issue as the prior lien bonds upon which such default shall have been mad , shall not be cancelled, and the Trustee may demand and enforce payment of all sums due, whether for interest or principal, and may exercise any and all rights of a holder with respect to prior lien bonds of such issue then held by it, and may take such other action as shall be desirable or necessary to avail of the security created for prior lien bonds of such issue by the mortgage or other instrument securing the same, and all prior lien bonds of such issue then held by it shall be enforceable ratably and equally with all other prior lien bonds of such issue not deposited with the Trustee; but all interest maturing upon any bonds of such issue then held by it prior to any such default shall be deemed to have been paid and satisfied. Subject to the provisions of this Indenture, the Trustee is expressly empowered to exercise, enforce or waive any of the rights and powers which it may possess as holder of any prior lien bonds held by it in pledge hereunder.

The Company agrees that, except as permitted by Article XIII, it will not sell, assign or transfer any coupon or right to interest delivered or assigned to it in respect of any prior lien bonds pledged hereunder, and will not, without the consent of the Trustee, collect any coupons or interest or any other claim or judgment in respect of such prior lien bonds by legal proceedings or by enforcement of any security therefor or in any other manner which the Trustee shall deem prejudicial to the trusts hereby created; and, until actually paid, released or discharged, every coupon or right to interest and all other claims in respect of any such prior lien bonds shall remain subject to the lien hereof.

All funds received by the Trustee pursuant to the provisions of this Section 2 shall be held by the Trustee as part of the trust estate.

SECTION 3. So long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, the Trustee, if so directed by an instrument in writing signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company, shall surrender any of the prior lien bonds held by it in pledge hereunder to the trustee of the mortgage or other holder of the lien securing such prior lien bonds for cancellation or to be held uncancelled for the purposes of any sinking fund or analogous fund for the retirement of bonds for which provision may have been made in the instrument evidencing the mortgage or other lien securing the prior lien bonds so surrendered, subject to the provisions of Section 9 of Article V hereof, but prior lien bonds shall not be so surrendered, except for cancellation, unless the Trustee shall have received an opinion of counsel to the effect that the Company has made effective provision, either in the instrument evidencing the mortgage or other lien securing such prior lien bonds or otherwise, so that no transfer of ownership or possession of such bonds by the trustee or other holder of such mortgage or other lien is permissible except to the Trustee or to the trustee or other holder of the mortgage or other lien securing other prior lien bonds for cancellation or to be held uncancelled under the terms of such mortgage or other lien and, upon cancellation of such mortgage or other lien, to the Trustee.

Whenever all outstanding prior lien bonds of a particular issue (except any lost, stolen or destroyed bonds as to which the Trustee shall have received the certificate of the trustee or other holder of the mortgage or other instruments securing such bonds to the effect that satisfactory indemnity has been given to it) shall have been deposited with the Trustee and/or shall be held by the Trustee under any provision of this Indenture and/or by the trustee or other holder of the mortgage or other lien securing the same (or provision for their payment is made which is satisfactory to the trustee of such prior lien and to the Trustee), the Trustee shall cancel or cause to be cancelled all prior lien bonds of such issue so deposited with or held by it (if not previously cancelled) and shall deliver the same so cancelled to the trustee or other holder of the prior lien and such mortgage or prior lien shall be discharged of record, but such bonds shall be cancelled and delivered and such mortgage or prior lien shall be discharged of record only at the request of the Company evidenced by a certified resolution and upon the receipt by the Trustee of an opinion of counsel to the effect (a) that all the property then subject to such mortgage or other lien, insofar as the same is of the character covered by this Indenture, has been subjected to the lien of this Indenture, and (b) that there are no liens or encumbrances on such property junior to the lien of the mortgage or other instrument securing such prior lien bonds which are prior to the lien of this Indenture, excepting permissible encumbrances.

SECTION 4. All purchase money obligations and all bonds or other obligations issued by a municipal corporation or other governmental subdivision which shall be received by the Trustee pursuant to the provisions of paragraphs (1) and (2) of subdivision (c) of Section 3 of Article VII hereof or pursuant to the provisions of subdivision (e) of Section 4 of said Article VII, shall be held and collected by the Trustee. Interest received by the Trustee on such obligations shall, so long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, be paid over to the Company. All moneys received by the Trustee with respect to principal of such obligations shall be held and applied by the Trustee as a part of the trust estate. All such obligations held by the Trustee may be released pursuant to the provisions of Article VII hereof. The Trustee may exercise any and all rights of a holder of all such purchase money obligations and bonds and other obligations, and may take such action as shall be desirable or necessary to avail of the security created therefor, including, without limiting the generality of the foregoing, the joining in any plan of voluntary or involuntary reorganization or readjustment or rearrangement of any such purchase money obligations or bonds or other obligations, and the acceptance of new obligations or securities issued in exchange therefor under any such plan and the extension or modification of any of the terms of said purchase money obligations or bonds or other obligations or of any instrument securing the same.

SECTION 5. In case the Trustee is authorized by the provisions of this Indenture to exercise all the rights of a holder of any securities pledged hereunder, the Trustee shall be deemed, to the exclusion of the Company, to be the sole holder and owner thereof, but, so long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, any discretionary action which the Trustee may be entitled to take in connection with any security pledged hereunder shall be taken by the Trustee in accordance with the written request of the Company. If and so long as the Company shall be in default thereunder to the knowledge of the Trustee, or if an event of default has occurred and is continuing, the Trustee shall take any such action in its own absolute and uncontrolled discretion and may in such event consult with an engineer or engineers or other expert or experts, and the reasonable expense of such consultation shall be paid by the Company.

ARTICLE VII

POSSESSION, USE, RELEASE AND TRANSFER OF PROPERTY

SECTION 1. Unless an event of default shall have occurred and be continuing, the Company shall be entitled to possess, use and enjoy all the mortgaged property (other than such securities, obligations and moneys as are expressly required to be deposited with the Trustee), and to receive, use and dispose of, free from the lien of this Indenture, the rents, revenues, issues, earnings, income, products and profits thereof, with power in the ordinary course of business, freely and without let or hindrance on the part of the Trustee or of the bondholders, (1) to use and consume materials and supplies, (2) to deal with and exercise any and all rights under choses in action, contracts and claims, (3) to alter, repair, replace, renew, dismantle, change the position of and remove any of its property (provided , however, that no mortgaged property shall be removed or its position changed if after the removal or change of position the property would be subject to any lien prior to the lien of this Indenture, excepting permissible encumbrances, to which it was not subject prior to the removal or change of position, unless such property is sold or otherwise disposed of or released as permitted by this Article VII), and (4) subject to the provisions of Article XIII hereof, to lease (subject to the continuing lien of this Indenture and to all the provisions hereof on the property so leased) any part of the mortgaged property as may be desirable or advisable in the proper conduct of the business or in the operation of the properties of the Company.

SECTION 2. So long as the Company shall remain in possession of the trust estate, the Company may at any time and from time to time, in its discretion, without any release from, action by, or notice to, the Trustee, and without accountability to the Trustee for any consideration received by the Company:

(a) Sell, exchange or otherwise dispose of free from the lien of this Indenture (1) any of its equipment, machinery, fixtures, apparatus, pipe, poles, wire, appliances, tools, implements, furniture or other chattels at any time subject to the lien hereof, which may have become worn out, obsolete, inadequate, unserviceable, undesirable or unnecessary for use in the conduct of its business, upon replacing the same by, or substituting for the same, other property of equal value to the Company, but not necessarily of the same character, which shall forthwith become, without further action, subject to the lien of this Indenture, and (2) any materials, merchandise, equipment and supplies in the ordinary course and conduct of its business;

(b) Surrender, cancel, abandon, release or make changes or alterations in or substitutions for leases and right-of-way grants, provided that any changed, altered or substituted lease or right-of-way grant shall forthwith become, without further action, subject to the lien of this Indenture;

(c) Surrender or assent to the modification of any franchise, license, authority or permit which it may hold, or under which it may be operating, provided that (1) in the event of any such modification, the franchise, license, authority or permit as modified, shall, in the opinion of counsel, authorize the continuance of the same or an extended business in the same or an equivalent or an extended territory during the same or an equivalent or an extended or unlimited or indeterminate or indefinite period of time, or such modification shall, in the opinion of an independent engineer expressed in an independent engineer's certificate; be desirable in the conduct of the business of the Company, and (2) in the event of any such surrender, the Company shall receive in exchange, a new franchise, license, authority or permit which, in the opinion of counsel, shall authorize it to do the same or an equivalent or an extended business in the same or an equivalent or an extended territory during the same or an extended or unlimited or indeterminate or indefinite period of time, or in the alternative after the surrender or modification of any such franchise, license, authority or permit, the Company shall still, under some other franchise, license, authority or permit, have the right, in the opinion of counsel, to conduct the same or an equivalent or an extended business in the same or an equivalent or an extended territory during the same or an extended or unlimited or indeterminate or indefinite period of time (for the purposes of this subdivision (c)

and of any opinion to be rendered under it, any right of any municipality or other governmental authority to terminate a permit, license, authority or franchise by purchase thereof or of the property operated thereunder, shall not be deemed to abridge or affect its duration); and

(d) Surrender or assent to or procure a modification of any franchise, license, authority or permit under which it operates any of its properties, which it may now or hereafter hold, or under which it may now or hereafter operate, if, in the opinion of the Board of Directors, it is no longer necessary or desirable in the profitable conduct of the business of the Company to operate such properties or to comply with the terms and provisions of such franchise, license, authority or permit and the value and efficiency generally of all of its properties as an entirety and the value of the security for the bonds will not thereby be impaired.

SECTION 3. So long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, the Company may at any time and from time to time sell, surrender or otherwise dispose of any property constituting a part of the mortgaged property, except prior lien bonds, and obtain the release of, and the Trustee shall release from the lien hereof, such property, but only upon receipt by the Trustee of:

(a) A certified resolution stating that the Company has sold, surrendered or disposed of, or contracted to sell, surrender or dispose of, certain property and stating the consideration, if any, received or to be received therefor; and requesting the release thereof from the lien of this Indenture;

(b) A. An engineer's certificate stating, in the opinion of the signers, the then fair value of the property to be released (which property shall be described in such certificate in reasonable detail) without deduction for any liens on such property, and stating whether or not it has theretofore been bonded; whether or not any portion of such property is subject to any lien prior to the lien of this Indenture, excepting permissible encumbrances, and, if so, such lien or liens shall be specified and then (shall be filed an opinion of counsel to the effect that such property is subject to any lien or liens so specified; that such release is in the opinion of the signers desirable or advisable in the conduct of the business of the Company; that in the opinion of the signer such release will not impair the security under this Indenture in contravention of the provisions of this Indenture; that the Company is not and, upon the granting of the application then being made, will not be in default in the performance of the covenant contained in Section 10 of Article V hereof; and that the Company is not, to the knowledge of the signers, in default in the performance of any of the other terms or covenants of this Indenture.

B. In case the fair value of such property to be released and of all other property released from the lien of this Indenture since the commencement of the then current calendar year, as shown by certificates filed pursuant to this subdivision (b)  or subdivision (c) of Section 4 of this Article VII, is ten percent (10%) or more of the aggregate principal amount of bonds outstanding at the time of the application then being made, an independent engineer's certificate stating in substance:

(1) The then fair value, in the opinion of the signer, of the property to be released, without deduction for any liens on such property; and

(2) That such release, in the opinion of the signer will not impair the security under this Indenture in contravention of the terms of this Indenture;

provided; however, that no independent engineer's certificate need be delivered to the Trustee in the case of any release of property if the fair value thereof, as shown by the certificate filed pursuant to paragraph A of this subdivision (b), is less than twenty-five thousand dollars ($25,000) or less than one percent (1%) of the aggregate principal amount of bonds at the time outstanding;

(c) Cash, which shall be received and applied by the Trustee as a part of the trust estate, in an amount equal to the consideration, if any, received or to be received from the sale, surrender or other disposition of the property to be released or the then fair value thereof (whichever shall be greater) as specified in said engineer's certificate, or, if an independent engineer's certificate is required, then as specified therein, which amount of cash shall at the election of the Company, be reduced by:

(1) An amount equal to the fair value of obligations secured by purchase money mortgage on the property to be released deposited with the Trustee (which obligations shall constitute all of such obligations secured by such mortgage and the principal amount of which obligations shall not (a) exceed sixty percent (60%) of the fair value of the property to be released as specified in the engineer's certificate or, if required, the independent engineer's certificate, or (b) together with the principal amount of all other purchase money obligations which shall have been used to reduce the amount of cash required to be deposited under the provisions of this Section 3 and are then held as a part of the trust estate; exceed ten percent (10%) of the aggregate principal amount of bonds at the time outstanding under this Indenture), but only upon receipt by the Trustee of:

(i) An opinion of counsel to the effect that such obligations are valid obligations and that any purchase money mortgage securing the same is sufficient to constitute a valid purchase money lien upon the property to be released subject to no liens other than the liens, if any, existing on such property immediately prior to its release;

(ii) An appraiser's certificate, stating the fair value to the Company of such obligations;

(iii) If the fair value to the Company of such obligations and of all other securities made the basis of any release from the lien of this Indenture since the commencement of the then current calendar year, as shown by certificates filed pursuant to subparagraphs (ii) or (iii) of this paragraph (1) or pursuant to subparagraphs (i) or (ii) of paragraph (2) of this subdivision (c), or pursuant to subdivision (f) of Section 4 of this Article VII, is ten percent (10%) or more of the aggregate principal amount, of bonds outstanding at the time of the application then being made, an independent appraiser's certificate, stating the fair value to the Company of such obligations; provided, however, that no independent appraiser's certificate need be filed with the Trustee with respect to any such obligations if the fair value thereof to the Company, as shown by the certificate required by subparagraph (ii) of this paragraph (1), is less than twenty-five thousand dollars ($25,000) or less than one percent (1%) of the aggregate principal amount of bonds outstanding at the time of the application then being made; and/or

(2) An amount equal to the fair value of bonds or other interest-bearing obligations, issued pursuant to law, in whole or in part payment for the property to be released, by any municipal corporation or other governmental subdivision (the principal amount of which, together with the principal amount of all other such obligations which shall have been used to reduce the amount of cash required to be deposited under the provisions of this Section 3 and are then held as part of the trust estate, shall not exceed ten percent (10%) of the aggregate principal amount of bonds at the time outstanding under this Indenture) which shall be deposited with the Trustee, but only upon receipt by the Trustee of:

(i) An appraiser's certificate stating the fair value to the Company of such bonds or other interest-bearing obligations;

(ii) If the fair value to the Company of such obligations and of all other securities made the basis of any release from the lien of this Indenture since the commencement of the then current calendar year, as shown by certificates filed pursuant to subparagraphs (i) or (ii) of this paragraph (2) or pursuant to subparagraphs (ii) or (iii) of paragraph (1) of this subdivision (c) or pursuant to subdivision (f) of Section 4 of this Article VII, is ten percent (10%) or more of the aggregate principal amount of bonds outstanding at the time of the application then being made, an independent appraiser's certificate, stating the fair value to the Company of such obligations; provided, however, that no independent appraiser's certificate need be filed with the Trustee with respect to any such obligations if the fair value thereof to the Company, as shown by the certificate; required by subparagraph (i) of this paragraph (2), is less than twenty-five thousand dollars ($25,000) or less than one percent (1%) of the aggregate principal amount of bonds outstanding at the time of the application then being made; and

(iii) An opinion of counsel to the effect that such bonus or other Interest-bearing obligations have been issued pursuant to law or in whole or in part payment for the property to be released, and either (a) that such municipal corporation or other governmental subdivision possesses taxing power and that such bonds or other interest-bearing obligations are direct and general obligations of such municipal corporation or other governmental subdivision, or (b) that the interest on and principal of such bonds or other interest-bearing obligations are payable from and secured by a valid lien on the revenues derived from the operation of that part of the property to be released which is or has been purchased by such municipal corporation or other governmental subdivision; and/ or

(3) An amount equal to the amount of net property additions not theretofore bonded, but only upon receipt by the Trustee of the certificates, instruments and opinions of the kind prescribed in, and setting forth the facts with respect to such net property additions specified in, subdivisions (b), (c), (d), (f), (g) (1), (2) and (5), and (h) (1) and (3), of subdivision 3 of Section 3 of Article III; and provided further that in case such net property additions are subject to a prior lien there shall be deducted from the amount thereof, an amount equal to one hundred sixty-six and two-thirds percent (166 2/3%) of the principal amount of the then outstanding prior lien bonds secured by such prior lien and not theretofore deducted in connection with any application under this Indenture for the authentication and delivery of bonds, the withdrawal of cash, the reduction of cash or the release of property; and/or

(4) An amount equal to one hundred percent (100%) of the principal amount of prior lien bonds (or, in the case of prior lien bonds, one hundred sixty-six and two-thirds percent ( 166 2/3%) of the principal amount whereof has theretofore been deducted in connection with the reduction or withdrawal of cash under any provision of this Indenture, then an amount equal to one hundred sixty-six and two-thirds percent (166 2/3%) of the principal amount of such prior lien bonds) deposited with the Trustee or paid or purchased or reduced or ascertained by judicial determination to be invalid, and in no case theretofore bonded, but only upon receipt by the Trustee, of (i) prior lien bonds as prescribed in subdivision (b) (1) of Section 4 of Article III hereof or a certificate and opinion of the kind and setting forth the facts prescribed in subdivision (b) (2) of said Section 4, and (ii) a certificate of the kind and setting forth the facts prescribed in subdivision (c) (other than paragraph (5)) of said Section 4, and (iii) an opinion of counsel of the kind prescribed by sub division (d) (1) of said Section 4 to the extent applicable; and/or

(5) An amount equal to one hundred percent (100%) of the principal amount of bonds, then or theretofore surrendered for conversion (if convertible) except into other bonds, or paid at maturity or upon redemption or purchased or otherwise surrendered to the Trustee and cancelled, and in no such case theretofore bonded or made the basis for the issue of bonds of one denomination for bonds of another denomination of the same series in exchange therefor, or for the issue of coupon bonds in exchange for registered bonds without coupons, or for the issue of registered bonds without coupons in exchange for coupon bonds or upon the transfer of registered bonds without coupons, or for the issue of bonds in substitution for bonds mutilated, destroyed, lost or stolen, pursuant to the terms hereof or of any indenture supplemental hereto; and/or

(6) An amount equal to the principal sum secured by any lien prior to the lien hereof, which is a lien solely on the property to be released; provided that there shall be filed with the Trustee an opinion of counsel stating the principal sum secured by such lien and that such lien is a lien solely on the property to be released;

(d) An opinion of counsel to the effect that all conditions precedent provided for in this Indenture relating to the release of the property in question have been complied with and, in case the Trustee is requested to release any franchise, license, authority or permit, that such release will not impair the right of the Company to operate any of its remaining properties; and

(e) An officers' certificate stating that such release is desirable or advisable and not prejudicial to the interests of the bondholders and that in the opinion of the signers all conditions precedent provided for in this Indenture relating to the release of the property in question have been complied with.

Redeemed prior lien bonds shall be deemed to have been paid and cancelled within the meaning of subdivision (c) of this Section 3. If the property to be released is subject to any prior lien or to any other lien prior hereto, and if the property to be released is to be simultaneously released from such lien and if the consideration for the property to be released is required by the provisions of such lien to be paid over to the trustee or other holder of such lien (as to which facts the Trustee may rely, subject to the provisions of Section 2 of Article XII, upon an opinion of counsel), the certificate of the trustee or other holder of such lien that it has received the consideration for the property to be released shall be accepted by the Trustee hereunder to the extent of such consideration so received by such other trustee or other holder (as the value of such consideration shall be specified in such certificate) in lieu of cash, obligations, certificates, bonds or net property additions required by the provisions of subdivision (c) of this Section 3 to be delivered or certified to the Trustee upon the release of said property.

SECTION 4. So long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, the Company may at any time and from time to time sell, surrender or otherwise dispose of any property (except prior lien bonds) constituting a part of the mortgaged property of an aggregate fair value (without deduction for any liens thereon) of not in excess of fifty thousand dollars ($50,000) in any one calendar year, as shown by engineer's certificates filed pursuant to subdivision (e) of this Section 4, and the Trustee, without requiring compliance with any other section of this Article VII, shall release such property from the lien hereof, provided that such fair value of the property involved in any one release is less than twenty-five thousand dollars ($25,000) or less than one percent (1%) of the aggregate principal amount of bonds at the time outstanding; but only upon receipt by the Trustee of:

(a)

A request of the Company or, if the amount involved is $5,000 or more, a certified resolution requesting the release of the property in question;

(b)

An officers' certificate briefly describing the property to be released and stating in substance:

(i) That the Company has sold, surrendered or disposed of, or contracted to sell, surrender or dispose of, certain property and stating the consideration, if any, received or to be received by the Company therefor, which shall be cash or purchase money obligations (as defined and subject to the limitations and conditions provided in subdivision (c) (1) of Section 3 of this Article VII);

(ii) That the fair value of the property to be released as shown in the engineer's certificate referred to in subdivision (c) of this Section 4, together with the fair value, as shown by such engineer's certificates, of all other property released under the terms of this Section 4 during the then current calendar year, does not exceed fifty thousand dollars ($50,000); and

(iii) That the Company is not to the knowledge of the signers in default under this Indenture and that in the opinion of the signers all conditions precedent provided for in this Indenture relating to the release of such property have been complied with;

(c) An engineer's certificate stating in the opinion of the signers the then fair value of the property to be released (without deduction for any liens on such property), and that the release thereof will not impair the security under this Indenture in contravention of the provisions of this Indenture;

(d) An opinion of counsel stating that all conditions precedent provided for in this Indenture relating to the release of such property have been complied with;

(e) The cash and/or purchase money obligations, if any, received by the Company upon the sale or other disposition of such property; and

(f) An appraiser's certificate stating the fair value of any purchase money obligations so delivered to the Trustee.

If the property to be released is subject to any prior lien or to any other lien prior hereto and said property is to be simultaneously released from such lien, and if the consideration for the property to be released is required by the provisions of such lien to be paid over to the trustee or other holder of such lien (as to which facts the Trustee may rely, subject to the provisions of Section 2 of Article XII, upon an opinion of counsel), the certificate of the trustee or other holder of such lien that it has received the consideration for the property to be released shall be accepted by the Trustee hereunder to the extent of such consideration so received by such other trustee or other holder in lieu of cash and/or purchase money obligations required by the provisions of subdivision (e) of this Section 4 to be delivered to the Trustee upon the release of said property.

All cash received by the Trustee pursuant to the provisions of this Section 4 shall be held and dealt with by the Trustee as a part of the trust estate, and all purchase money obligations so received shall be held and dealt with as provided in Article VI of this Indenture.

SECTION 5. Should any part of the trust estate be taken by the exercise of a power of eminent domain or be required to be disposed of by any public authority having jurisdiction to require such disposition (including the Securities and Exchange Commission or other regulatory body administering the Public Utility Holding Company Act of 1935), whether upon order directed against the Company or upon application of the Company in compliance with any existing law requiring such disposition, if in the condemnation proceeding or proceeding requiring or approving such disposition the fair value of such property is determined or approved by a court, or by such public authority, or by any agency thereof, having in each case (in the opinion of counsel) jurisdiction to make such determination or give such approval, the Trustee shall accept the fair value so determined or approved (without requiring any engineer's certificate or independent engineer's certificate as to such fair value) as representing the then fair value of such property. Should any municipality or public authority at any time exercise any right which it may have to purchase any part of the trust estate at a price specified in or determined in accordance with the provisions of such right of purchase, the Trustee shall accept the price so specified or determined as representing the then fair value of such property. In any such case, when the Company by a certified resolution shall so request, the Trustee shall execute and deliver a release of the property so taken or purchased or disposed of upon the conditions set forth in this Section 5, and shall, subject to the provisions of Section 2 of Article XII, be fully protected in so doing upon being furnished with an opinion of counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been disposed of under the requirements of any public authority having jurisdiction to require such disposition or has been purchased by a municipality or public authority in the exercise of a right which it shall have to purchase such property. In any such proceedings the Trustee may be represented by counsel, who may or may not be of counsel to the Company. The proceeds of all property so taken, disposed of or purchased shall be paid over either to the Trustee hereunder to be held as part of the trust estate and applied pursuant to Article VIII, or, if required by the terms thereof (as to which the Trustee may rely, subject to the provisions of Section 2 of Article XII, upon an opinion of counsel), to the trustee or other holder of any prior lien or any other lien prior hereto, in which case the Company shall furnish the Trustee with the certificate of such trustee or other holder that it has received such proceeds.

SECTION 6. In no event shall any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Trustee to execute the release be bound to inquire as to any facts required by the provisions hereof for the exercise of such authority, or be bound to see the application of purchase moneys; nor shall any purchaser or grantee of any property or rights permitted by this Article VII to be sold, granted, exchanged or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange or other disposition, or be bound to see to the application of any consideration paid to the Company.

SECTION 7. In case the trust estate shall be in the possession of a receiver or a trustee in bankruptcy lawfully appointed, or of an assignee for the benefit of creditor, the powers in and by this Article VII conferred upon the Company may be exercised by such receiver, trustee or assignee, with the approval of the Trustee, regardless of whether or not the Company is in default hereunder, and in such event a writing signed by such receiver, trustee or assignee, may be received by the Trustee in lieu of any certified resolution required by the provisions of this Article VII, and such receiver, trustee or assignee may make any certificate required by the provisions of the Article VII to be made by an officer or officers of the Company and if the Trustee hereunder shall be in possession of the trust estate under any provision of this Indenture, then all the powers by this Article VII conferred upon the Company may be exercised by the Trustee, in its discretion.

The Trustee shall not be required under any of the provisions of this Article VII to release at the request of the Company any part of the mortgaged property from the lien hereof at any time when the Company shall be in default to the knowledge of the Trustee in the performance of any covenant or agreement in the bonds or in this Indenture contained, or when an event of default shall have occurred and be continuing, but notwithstanding any such default or event of default, the Trustee may release from the lien hereof any part of the mortgaged property, upon compliance with the conditions, other than those relating to the non-existence of a default, specified in this Article VII in respect thereof, if the Trustee in its discretion shall deem such release of the best interest of the bondholders.

ARTICLE VIII

APPLICATION OF MONEYS RECEIVED BY THE TRUSTEE

SECTION 1. All moneys received by the Trustee hereunder (Except moneys received as a part of any special trust or similar fund, the disposition of which is otherwise provided for) to be applied by it as part of the trust estate shall be held by the Trustee as a part of the trust estate and, so long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, shall be paid over from time to time by the Trustee to or upon the order of the Treasurer or an Assistant Treasurer of the Company either:

(a) In the case of moneys deposited with the Trustee pursuant to the provisions of Section 5 of Article III hereof, in an amount equal to sixty percent (60%) of the amount of net property additions not theretofore bonded; and in the case of moneys deposited with the Trustee to be applied by it as a part of the trust estate pursuant to any of the other provisions of this Indenture (except moneys referred to in subdivision (e) of this Section 1) in an amount equal to one hundred percent (100%) of the amount of net property additions not theretofore bonded; provided, however, that if in either case such net property additions are subject to prior lien, there shall be deducted from the amount of such net property additions an amount equal to one hundred sixty-six and two-thirds percent (166 2/3%) of the principal amount of the then outstanding prior lien bonds secured by such prior lien and not theretofore deducted in connection with any application for the authentication and delivery of bonds or for the withdrawal of cash or for the reduction of cash or for the release of property under any of the provisions of this Indenture; but in every case above mentioned, only upon receipt by the Trustee of a certified resolution authorizing the application for the withdrawal from the trust estate of cash in the amount therein specified, and of the certificates, instruments and opinions of the kind prescribed in, and setting forth the facts with respect to such net property additions specified in, subdivisions (b), (c), (d), (f), (g) (1), (2) and (5), and (h) (1) and (3), of subdivision 3 of Section 3 of Article III, and an opinion of counsel to the effect that all conditions precedent provided for in this Indenture relating to the withdrawal of the cash in question have been complied with; or

(b) In the case of moneys deposited with the Trustee to be applied by it as a part of the trust estate pursuant to any provision of this Indenture (except moneys referred to in subdivision (e) of this Section 1) in an amount equal to one hundred percent (100%) of the principal amount of prior lien bonds (or, in the case of prior lien bonds, one hundred sixtysix and two-thirds per cent (166 2/3%) of the principal amount whereof has theretofore been deducted in connection with the reduction or withdrawal of cash under any provision of this Indenture, then an amount equal to one hundred sixty-six and two-thirds per cent (166 2/3%) of the principal amount of such prior lien bonds) deposited with the Trustee or paid or purchased or reduced or ascertained by judicial determination to be invalid and in no case theretofore bonded, but only upon receipt by the Trustee of (1) a certified resolution authorizing the application for the withdrawal from the trust estate of cash in the amount therein specified, (2) prior lien bonds as prescribed in subdivision (b) (1) of Section 4 of Article III hereof or a certificate and opinion of the kind and setting forth the facts prescribed in subdivision (b) (2) of said Section 4, (3) a certificate of the kind and setting forth the facts prescribed in subdivision (c) (other than: paragraph (5)) of said Section 4, and (4) an opinion of counsel of the kind prescribed by subdivision (d) (1) of said Section 4 to the extent applicable; or

(c) In the case of moneys deposited with the Trustee to be applied by it as a part of the trust estate pursuant to any provision of this Indenture (except moneys referred to in subdivision (e) of this Section 1), in an amount equal to one hundred percent (100%) of the principal amount of bonds then or theretofore surrendered for conversion (if convertible) except into other bonds, or paid at maturity or upon redemption or purchased or otherwise surrendered to the Trustee and cancelled, and in no such case theretofore bonded or made the basis for the issue of bonds of one denomination for bonds of another denomination of the same series in exchange therefor, or for the issue of coupon bonds in exchange for registered bonds without coupons, or for the issue of registered bonds without coupons in exchange for coupon bonds or upon the transfer of registered bonds without coupons, or for the issue of bonds in substitution for bonds mutilated, destroyed, lost or stolen, pursuant to the terms hereof or of any indenture supplemental hereto, but only upon receipt by the Trustee of (1) a certified resolution authorizing the application for the withdrawal from the trust estate of cash in the amount therein specified, not exceeding, however, the aggregate principal amount of such bonds so surrendered, the series and principal amount of which shall be specified therein, (2) an officers' certificate stating in substance that no part of the bonds made the basis for the withdrawal of cash has theretofore been bonded and that such bonds otherwise meet the requirements of this subdivision (c), and also stating that the Company is not, to the knowledge of the signers, in default in the performance of any of the terms or covenants of this Indenture and that in the opinion of the signers all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with, and (3) an opinion of counsel to the effect that all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with; or

(d)

In the case of moneys received by the Trustee pursuant to the provisions of Section 13 of Article V hereof as the proceeds of any insurance, in an amount equal to the cost of ay replacements of property damaged or destroyed by fire, but only upon receipt by the Trustee of (1) a certified resolution authorizing the application of the withdrawal of the trust estate of cash in the amount therein specified, (2) an officers' certificate showing and expenditures made or obligations incurred for replacements actually made, describing such replacements in reasonable detail, stating the cost thereof and stating that the Company is not, to the knowledge of the signers, in default in the performance of any of the terms or covenants of this Indenture and that in the opinion of the signers all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with, (3) an opinion of counsel to the effect that all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with, and (4) an engineer's certificate stating the fair value to the Company of such replacements, and if such replacements consist of an acquired plant or system, the fair value of which, as shown by said certificate, is not less than twenty-five thousand dollars ($25,000) and not less than one percent (1%) of the aggregate principal amount of bonds at the time outstanding, such certificate shall be an independent engineer's certificate; or

(e)

in the case of moneys deposited with the Trustee pursuant to clause (e) of the definition of permissible encumbrances in Article I hereof on account of judgments constituting liens, in an amount equal to the amount of any judgment lien theretofore discharged on account of which such moneys were deposited, but only upon receipt by the Trustee of (1) an opinion of counsel to the effect that such judgment lien, which shall be specified in the opinion, has been released satisfied, and that all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with, and (2) an officers' certificate stating that the Company is not, to the knowledge of the signers, in default in the performance of any of the terms or covenants of this Indenture and that in the opinion of the signers all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with; or

(f)

In the case of moneys deposited with the Trustee pursuant to Section 3 or Section 5 of Article VII, in an amount (subject to the limitations hereinafter stated) equal to Federal income taxes or other Federal taxes based on or measured by or in respect of net income or profits for a specified period resulting from a sale or other disposition of property released from the lien of the Indenture, but only if the gross proceeds from such sale or other disposition exceed two hundred fifty thousand dollars ($250,000) and upon receipt by the Trustee of:

(1) A certified resolution authorizing the application for the withdrawal from the trust estate of cash in the amount therein specified;

(2) An officers' certificate stating, in substance:

(i) that the Company has theretofore, on a date or dates specified, delivered to and deposited with the Trustee cash in connection with the release of certain specified property pursuant to Section 3 or

Section 5 of Article VII,

(ii) the amount of the gross proceeds from the sale of other disposition of such property,

(iii) that the Company has theretofore paid or is obligated to pay Federal income taxes or other Federal taxes based on or measured by or in respect of net income or profits for a specified period, in the computation of which taxes gains or profits from the sale or other disposition of such property has been reflected,

(iv) the amount of such taxes so paid or payable,

(v) the amount of taxable gain or profit from the sale or other disposition of such property reflected in the computation of such taxes reduced by the amount of any loss from the sale or other disposition of mortgaged property which is allowable to offset or reduce such taxable gain or profit,

(vi) the rate or rates of Federal income tax or other Federal taxes imposed upon such taxable gain or profit,

(vii) such other facts as may be reasonably necessary to determine the amount of reimbursement to which the Company is entitled in accordance with the provisions of this subdivision (f),

(viii) the amount of reimbursement to which the Company is entitled in accordance with the provisions of this subdivision f),

(ix) that the Company is not, to the knowledge of the signers, in default in the performance of any of the terms or covenants of this Indenture and

(x) that in the opinion of the signers, all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with;

(3) A copy of the tax return or returns (which need not include the schedules of affiliated corporations in case the Company is included in a group of affiliated corporations filing a consolidated Federal tax return or returns) covering the taxes in respect of which reimbursement is sought;

(4) An accountant's certificate stating that the computation of the amount of reimbursement to which the Company is entitled as set forth in the accompanying officers' certificate is, in the opinion of the signers, in accordance with the provisions of this subdivision (f); and

(5) An opinion of counsel stating that, in the opinion of the signer, all conditions precedent provided for in this Indenture relating to the withdrawal of such cash have been complied with.

The amount of cash that may be withdrawn pursuant to this subdivision (f) shall be a sum determined by multiplying the amount of taxable gain or profit certified under clause (v) of the officers' certificate referred to in subparagraph (2) of this subdivision (f) by the rate or rates of the tax or taxes imposed upon such taxable gain or profit as certified under clause (vi) of said subparagraph (2); provided, however, that the amount of cash that may be withdrawn pursuant to this subdivision (f) shall not exceed the amount of taxes certified under clause (iv) of said subparagraph (2) or twenty-five percent (25%) of the gross proceeds certified under clause (ii) of said subparagraph (2), whichever is less. For the purposes of this subdivision (f), it shall be assumed that the taxable gain or profit certified under clause (iv) of subparagraph (2) hereof is in addition to the income and profits of the Company from all other sources.

In the event that after the Trustee has paid over to the Company cash in reimbursement of taxes as provided in this subdivision (f), it shall be determined that the reimbursement to which the Company is entitled exceeds the amount previously paid over to the Company by the Trustee by more than five thousand dollars ($5,000), the Trustee shall, upon receipt of a certified resolution, officers' certificate, accountant's certificate and opinion of counsel of the kinds prescribed in, and setting forth the facts specified in, subparagraphs (1), (2), (4), and (5) of this subdivision (f), pay over to the Company, from any of the funds specified in clause (i) of said subparagraph (2) then held by the Trustee, the amount to which the Company is entitled less such portion of said amount as shall previously have been paid over to it pursuant to this subdivision (f).

In the event that after the Trustee has paid over to the Company cash in reimbursement of taxes as provided in this subdivision (f), it shall be determined that the amount so paid over exceeds by more than five thousand dollars ($5,000) the amount of reimbursement to which the Company is entitled, the Company covenants that it will promptly repay to the Trustee the amount of such excess. Any sums so repaid to, the Trustee shall be held by it subject to disposition under this Article VIII.

Redeemed prior lien bonds shall be deemed to have been paid and cancelled within the meaning of this Section 1.

SECTION 2. Any moneys in the hands of the Trustee, not theretofore paid over or requested to be paid over to the Company pursuant to the provisions of Section 1 of this Article VIII, and not expressly required by this Indenture to be used for some other purpose, shall (so long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default), at the election and in accordance with the request of the Company evidenced by a certified resolution, be applied by the Trustee from time to time to one or more of the following purposes:

(a) To the purchase of prior lien bonds (of such issue and series as may be specified in said resolution), or, at the election of the Company, to the redemption of prior lien bonds in accordance with the provisions upon which such bonds are subject to redemption; or

(b) To the purchase of bonds outstanding hereunder (of such series and maturity as may be specified in said resolution), or, at the election of the Company, to the redemption of such bonds in accordance with the provisions upon which such bonds are subject to redemption.

Any purchase of bonds shall be made by the Trustee in the open market, unless such purchase is in the opinion of the Trustee, impracticable, in which case the Trustee shall advertise for written proposals to sell to it bonds of the series and maturity the purchase of which has been requested, by notice published once in each of two successive calendar weeks in an authorized Chicago newspaper and in an authorized Milwaukee newspaper; and the Trustee, to the extent of the funds then in its hands and requested by the

Company to be so applied, shall purchase the bonds so offered at the lowest price or prices asked therefor, but in no event at a price in excess of the maximum price, if any, specified by the Company in its request to the Trustee, and reasonable notice shall be given by the Trustee to the holder or holders of the bonds whose proposals are accepted. Should there be two or more proposals at the same price aggregating more than the amount which the Trustee has available after having accepted all proposals at lower prices, such proposals shall, if possible under their terms, be accepted pro rata; provided that the Trustee shall have the right to reject any or all proposals all whole or in part. Purchases of prior Iien bonds shall be made in the same manner and subject to the same conditions as is provided in this Section2. for purchases of bonds issued hereunder.

All bonds issued hereunder purchased by or delivered to the Trustee under the, provisions of this Section 2, together with the unmatured coupons thereto appertaining, upon receipt of the same by the Trustee shall be forthwith cancelled.

The amount, if any, by which the aggregate price (including accrued interest) paid by the Trustee Upon any such purchase or redemption of bonds or prior lien bonds exceeds the aggregate principal amount of the bonds or prior lien bonds purchased or redeemed shall be paid by the Company to the Trustee, to be held by it as part of the trust estate, and the cost of all advertising and publishing shall be paid by the Company, or, if paid by the Trustee, shall forthwith be repaid to it by the Company upon demand

Upon the purchase of bonds or of prior lien bonds pursuant to the provisions of this Section 2, the Trustee shall pay to, or upon the order of, the Treasurer or an Assistant Treasurer of the Company, from any moneys received by the Trustee to be applied by it as a part of the trust estate, an amount in cash equal to the amount, if any, by which the aggregate principal amount of bonds or prior lien bonds purchased exceeds the aggregate purchase price (including accrued interest) paid by the Trustee for such bonds or prior lien bonds.

SECTION 3. The Company may, at any time at its election (whether at or prior to the redemption date or maturity of the particular bonds), deposit cash with the Trustee for the payment or redemption of all the bonds or of any part thereof specified by the Company at the time of such deposit. No moneys so deposited by the Company shall be included in the trust estate, but shall be received by the Trustee in trust for the holders of the bonds to be so paid or redeemed and shall be paid to them, respectively, on the redemption or maturity date (or prior thereto payment of the principal, premium; if any, and interest to the maturity or redemption date may be made with the consent of the Company and the Trustee); upon the presentation and surrender of their bonds, together, in the case of redemption; with all unmatured coupons appertaining thereto; provided, however, that upon surrender by the Company from time to time to the Trustee for cancellation prior to such redemption of maturity date, of any of the bonds; with all unmatured coupons appertaining thereto, against which such deposit shall have been made, the Company shall be entitled to receive from the Trustee the cash held in respect of such bonds so surrendered.

Any moneys deposited with the Trustee by the Company for the payment or redemption of bonds and coupons and remaining unclaimed by the bearers or registered owners of bonds or the bearers of the coupons for six years after the respective date or dates of maturity or redemption of the bonds and coupons with respect to which such deposits shall have been made, shall, upon the written request of the Company therefore, be repaid by the Trustee to the Company upon its written receipt therefor; provided, however, that the Trustee, before being required to make any such payment to the Company, may at the expense of the Company cause a notice, stating that such moneys remain unclaimed as afore said and that after a date stated therein they will be returned to the Company, to be published once in an authorized Chicago newspaper and in an authorized Milwaukee newspaper; but the Trustee shall be under no duty to cause such notice to be published.

SECTION 4. Any cash held by the Trustee, under any of the provisions of this Indenture, shall at the request of the Company, evidenced by a certified resolution, to the extent permitted by law, be invested or reinvested by the Trustee in any bonds or other obligations of the United States of America designated by the Company in such resolution; provided that cash held by the Trustee for the payment or redemption of any bonds or prior lien bonds or for other disbursement on a fixed future date shall not be invested in such bonds or other obligations which shall mature after the maturity or redemption date of the bonds so to be paid or redeemed or after said fixed future date, as the case may be; and provided further, that the Trustee shall not be required to make any such investment after it has cancelled and discharged the lien of this Indenture in accordance with the provisions of Article XVI hereof; and provided further, that the Trustee shall not be required to make any such investment with respect to any cash held to pay matured bonds or coupons or to pay the redemption price for bonds which have been called for redemption. So long as the Company is not in default hereunder to the knowledge of the Trustee and there shall not have occurred and be continuing any event of default, any interest on such bonds or other obligations which may be received by the Trustee shall be forthwith paid to the Company, except that if any such bonds or other obligations shall have been purchased by the Trustee at an amount in excess of the principal amount thereof, all interest received upon such bonds or other obligations shall be retained by the Trustee until the amount of such interest so received and retained shall be equal to the amount of such excess thus paid by the Trustee. Such bonds or other obligations shall be held by the Trustee as a part of the trust estate, or in trust for the holders of the particular bonds and coupons for the redemption or payment of which the cash expended shall have been deposited, as the case may be; but upon a like request of the Company, or at any time without request of the Company when the Trustee in its discretion shall deem such action advisable, the Trustee shall sell all or any designated part of the same, but the Trustee shall be under no obligation to make any such sale unless requested by the Company. The proceeds of any such sale shall be held by the Trustee subject to the same provisions hereof as the cash used by it to purchase the bonds or other obligations so sold. In case the net proceeds (excluding any interest received by the Company and including any interest received and retained by the Trustee) realized upon any sale shall amount to less than the amount invested by the Trustee in the purchase of the bonds or other obligations so sold, the Trustee shall within five days after such sale notify the Company in writing thereof and within five days thereafter the Company shall pay to the Trustee the amount of the difference between such purchase price and such net proceeds, and the amounts so paid shall be held by the Trustee in like manner and subject to the same conditions as the proceeds realized upon such sale.

Whenever the Company, upon any application for which provision is made in this Indenture in respect of the withdrawal of cash held by the Trustee, shall become entitled to the payment to it by the Trustee of any moneys theretofore deposited with, or then held by, the Trustee under this Indenture, the Company shall accept bonds or other obligations held by the Trustee as part of the trust estate pursuant to the provisions of this Section 4, to the extent that such bonds or other obligations shall be tendered to it by the Trustee in lieu: of cash, and such bonds or other obligations shall be accepted in lieu of such cash at the cost thereof to the trust estate, less the amount of any interest thereon received and retained by the Trustee.

SECTION 5. The Trustee shall, if so request in writing by the President or any Vice President and by the Treasurer or any Assistant Treasurer of the Company, consent to the release of any cash received or  held by a trustee or other holder under any prior liens as required or permitted by the provisions of Article VII upon receipt by the Trustee of (1) a certificate of the trustee under such prior lien that all the conditions for the release of such cash under such prior lien have been complied with, (2) an officers' certificates stating that such cash was not received by the trustee of such prior lien in connection with the release of, or in substitution for, property theretofore bonded hereunder or that such cash is being released upon the same basis on which cash could be released under this Article VIII, and that all conditions precedent provided for in this Indenture relating to the release of such cash have been complied with, and (3) an opinion of counsel stating that all conditions precedent provided for in this Indenture relating to the release of such cash have been complied with. Subject to the provisions of Section 2 of Article XII, such certificates and opinion shall be full authority for the Trustee hereunder for consenting to such release.

SECTION 6. In case the trust estate shall be in the possession of a receiver or of a trustee in bankruptcy lawfully appointed, or of an assignee for the benefit of creditors, the powers in and by this Article VIII conferred upon the Company may be exercised by such receiver, trustee or assignee, with the approval of the Trustee, regardless of whether or not the Company is in default hereunder, and in such event a writing signed by such receiver, trustee or assignee, may be received by the Trustee in lieu of any certified resolution required by the provisions of this Article VIII, and such receiver, trustee or assignee may make any certificate required by the provisions of this Article VIII to be made by an officer of officers of the Company, and if the Trustee shall be in possession of the trust estate under any provision of this Indenture, then all the powers by this Article VIII conferred upon the Company may be exercised by the trustee in its direction.

ARTICLE IX

REMEDIES

SECTION 1. No coupon belonging to any bond issued hereunder, which in any way before, at or after maturity shall have been transferred or pledged separate and apart from the bond to which it relates, shall, unless accompanied by such bond, be entitled, in case of default hereunder, to any benefit of or from this Indenture, except after the prior payment in full of the principal of all bonds issued hereunder and of all coupons not so transferred or pledged. No purchase or sale of coupons, nor any advance or loan thereon, made by or on behalf of, or at the request of, or with the privity of the Company, and no redemption of coupons or any of them by any guarantor of the payment of same, shall be taken or shall operate as keeping such coupons alive or in force as a lien upon the trust estate or under this Indenture as against the holders of the bonds or of the remaining coupons. In case the time for the payment of any coupon issued hereunder shall be extended, whether or not such extension be by or with the consent of the Company, such coupon so extended shall not be entitled in case of default hereunder to the benefit or security of this Indenture, except subject to the prior payment in full of the principal of all bonds issued hereunder and then outstanding and of all coupons, the time for the payment of which shall not have been extended. In case bonds registered as to both principal and interest shall be issued hereunder, the provisions of this Section 1 shall apply to all claims for interest on such bonds.

SECTION 2. In case any one or more of the following events (in this lndenture termed "events of default") shall happen and be continuing, that is to say:

(a) Default shall be made in the due and punctual payment of any installment of interest on any of the bonds issued hereunder or in the due and punctual payment or satisfaction of any sinking fund obligation, when and as such interest installment or sinking fund obligation, as the case may be, shall become due and payable as expressed in such bonds or in this Indenture or in any indenture supplemental hereto, and such default shall continue for a period of sixty days;

(b) Default shall be made in the due and punctual payment of the principal of any of the bonds issued hereunder when and as the same shall become due and payable as therein and herein expressed or by declaration or otherwise as herein provided;

(c) Default shall be made in the due and punctual payment of any installment of interest on any prior lien bonds when and as the same shall become due and payable as therein and in the prior lien securing the same expressed, and such default shall continue for the period of grace, if any, specified in said prior lien;

(d) Default shall be made in the due and punctual payment of the principal of any prior lien bonds, when and as the same shall become due and payable either at maturity thereof or by declaration or otherwise, under the provisions thereof or of the prior lien securing the same;

(e) Default shall be made in the performance or observance of any other of the covenants, agreements or conditions to be kept, observed and performed by the Company contained in this Indenture or in any indenture supplemental hereto, or in any of the bonds issued hereunder, or in any prior lien or prior lien bonds, and such default shall continue for a period of ninety days after written notice shall have been given to the Company by the Trustee or by not less than twenty-five percent (25%) of the bondholders, specifying such default and requiring the same to be remedied; or

(f) The Company shall admit in writing its inability to pay its debts generally as they become due or shall file a petition in voluntary bankruptcy or shall make a general assignment for the benefit of its creditors or shall consent to the appointment of a receiver of itself or of the whole or any substantial part of the trust estate; or the Company shall be adjudicated a bankrupt or insolvent, or an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without its consent, a receiver of it or of the whole or any substantial part of the trust estate and such adjudication, order, judgment or decree shall not have been vacated or set aside or stayed within ninety days after the entry thereof; or the Company shall file a petition or answer seeking reorganization under any bankruptcy or insolvency law; or a court of competent jurisdiction shall enter an order, judgment or decree approving a petition proposing that a plan of reorganization of the Company be effected, or if under the provisions of any law for the relief or aid of debtors any court of competent jurisdiction shall assume custody, control or supervision of the Company or of the whole or any substantial part of the trust estate, and such order, judgment or decree or such custody, control or supervision as the case may be, shall not be vacated or set aside or otherwise terminated or stayed within ninety days after the entry thereof;

then and in each and every such case either the Trustee or not less than twenty-five percent (25%) of the bondholders may declare the principal of all bonds issued hereunder and then outstanding, together with all accrued and unpaid interest thereon, if not already due, to be due and payable immediately; and upon any such declaration the same shall become and be due and payable immediately, anything in this Indenture or in any of the bonds contained to the contrary notwithstanding. Any such declaration by the Trustee may be made by notice in writing by the Trustee to the Company, and any such declaration by not less than twenty-five percent (25%) of the bondholders may be made by notice in writing by such bondholders to the Company and to the Trustee.

SECTION 3. In case any one or more of the events of default enumerated in Section 2 of this Article IX shall happen and shall be continuing, then and in each and every such case the Trustee, personally or by its attorneys or agents-

I. May, to the extent permitted by law, enter into and upon and take possession of all the trust estate and each and every part thereof, and exclude the Company, its successors or assigns, and it's or their agents, servants and employees wholly therefrom, and have, hold, use, operate, manage and control the same and each and every part thereof and, in the name of the Company or otherwise as they shall deem best, conduct the business thereof and exercise the franchises pertaining thereto and all the rights and powers of the Company, and use all of the then existing property, materials, supplies, stores and other assets for that purpose, and, at the expense of the trust estate, from time to time, maintain, restore, insure and keep insured the properties, plants, equipment and apparatus provided or required for use in connection with such business, and likewise, from time to time, at the expense of the trust estate, make all such necessary or proper repairs, renewals and replacements; and all such useful alterations, additions, betterments and improvements as to them shall deem judicious, and collect and receive all tolls, earnings, income, rents, issues, profits and revenues of the same and of every part thereof, and after deducting therefrom the expenses of operation and all expenses incurred hereunder and all other proper outlays herein authorized and all payments which may be made for taxes, assessments and other prior liens and charges upon the trust estate or any part thereof, as well as just and reasonable compensation for their own services and for the services of such attorneys, agents and assistants as they may in the exercise of their discretion employ for any of the purposes aforesaid, the Trustee shall apply the rest and residue of the moneys received by the Trustee as follows:

(a) In case the principal of none of the bonds issued hereunder shall have become due, to the payment of the interest in default, in order of the maturity of the installments of such interest, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the bonds on which such interest shall be in default; such payments to be made ratably to the parties entitled thereto, without discrimination or preference, subject, however; to the provisions of Section 1 of this Article IX.

(b) In case the principal of any of the bonds issued hereunder shall have become due, by declaration or otherwise, first to the payment of the interest in default, in the order of the maturity of the installments thereof, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the bonds on which such interest shall be in default, and next to the payment of the principal of all bonds then due, issued hereunder; such payments to be made ratably to the parties entitled thereto without discrimination or preference, subject however, to the provisions of Section 1 of this Article IX.

In case all of such payments and payment of whatever may be payable for any other purpose required by any provision of this Indenture shall have been made in full, and no suit to foreclose or enforce this Indenture shall have been begun or sale made as hereinafter provided, and upon compliance with all other provisions of this Indenture as to which the Company shall be in default, the Trustee, after making such provision as to it may seem advisable for the payment of the next maturing installment of interest to fall due upon the bonds issued hereunder and then outstanding, shall restore the possession of the trust estate (other than any cash or securities at the time required to be held by the Trustee hereunder) to the Company or whosoever shall be entitled thereto.

II. May, to the extent permitted by law, with or without entry, sell, subject to the then prior, liens, if any, existing thereon or free from such of said liens as the Trustee, in its discretion, may elect to discharge, to the highest and best bidder all and singular the trust estate and the entire right, title, interest, claim and demand of the Company therein and thereto, and the right of redemption thereof, at public auction, at such place, at such time and upon such terms as the Trustee may fix and briefly specify in the notice of sale to be given as herein provided, or as may be required by law.

III. May proceed to protect and enforce its rights and the rights of the bondholders under this Indenture by such suit or suits in equity or at law, whether for the specific performance of any covenant or agreement contained herein or in any indenture supplemental hereto, or in aid of the execution of any power herein granted, or for the foreclosure of the lien of this Indenture, or for the enforcement of any other appropriate legal or equitable remedy, as the Trustee, being advised by counsel, shall deem most effectual to perform, protect and enforce any of its duties or rights hereunder.

SECTION 4. In case the Trustee shall proceed by suit or suits at law or in equity after default as above provided, the Trustee shall be entitled to have the trust estate sold by judicial sale under the order, judgment or decree of a court or courts of competent, jurisdiction, for or toward the satisfaction of the principal and interest then due or owing on the bonds issued hereunder then outstanding, and for the enforcement of the rights, liens and securities of the Trustee and the bondholders, and shall be entitled as a matter of right, pending such suit or proceedings, to the appointment of a receiver of all the franchises, permits, licenses and properties and of the rents, earnings, revenues, issues, profits and income of the Company with such powers as the court making such appointment may confer, whether the trust estate shall or shall not be adequate and sufficient to pay and satisfy the bonds then outstanding; but notwithstanding the appointment of any receiver, the Trustee shall be entitled as pledgee to continue to retain possession and control of any securities and cash at the time held by the Trustee.

SECTION 5. In the event of any sale, whether made under the power of sale herein granted or by virtue of judicial proceedings, the whole of the trust estate (including securities, if any, then held hereunder by the Trustee) shall be sold in one parcel and as an entirety, unless such sale as an entirety, in the judgment of the Trustee, shall be impracticable by reason of some statute or other cause, or unless a majority of the bondholders shall in writing request the Trustee to cause the trust estate to be sold in parcels, in which case the sale shall be made in such parcels and in such order as may be specified in such request, but if not so specified, or if no such request is made, as the Trustee in its discretion shall deem most expedient in the interest of the bondholders. The Company, for itself, its successors and assigns, and for all persons and corporations hereafter claiming through or under it or them or who may at any time hereafter become holders of liens junior to the lien of this Indenture, hereby expressly waives and releases all right to have the trust estate or any part thereof marshalled upon any sale, foreclosure, or other enforcement hereof, and the Trustee or any court in which the foreclosure of this Indenture or the administration of the trusts hereby created is sought, shall have the right as aforesaid to sell the entire trust estate as a whole in a single parcel.

SECTION 6. Notice of any sale pursuant to any provision of this Indenture shall state the time and place when and where the same is to be made shall contain a brief general description of the property to be sold and shall briefly state the terms of the sale, and shall be sufficiently given if published once in each week for six successive calendar weeks prior to such sale in an authorized Chicago newspaper and in an authorized Milwaukee newspaper, unless otherwise provided by law.

SECTION 7. The Trustee may adjourn from time to time any sale to be made by it under the provisions of this Indenture, by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and without further notice or publication (unless otherwise required by law), it may make such sale at the time and place to which the same may be adjourned.

SECTION 8. The receipt or receipts of the Trustee for the purchase money paid at any such sale, shall be a sufficient discharge therefor to any purchaser of the property or any part thereof sold as aforesaid; and no such purchaser, or his representatives, grantees, or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Indenture, or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

SECTION 9. Upon any sale as aforesaid, any purchaser, for the purpose of making settlement or payment for the property purchased, shall be entitled to use and apply any bonds issued hereunder and then outstanding, and any matured and unpaid interest coupons appertaining thereto, by presenting the same so that there may be credited as paid thereon the sums payable out of the net proceeds of such sale to the holder of such bonds and coupons as his ratable share of such net proceeds, after allowing for the proportion of the total purchase price required to be paid in cash for the cost and expenses of the sale, compensation and other charges; and thereupon such purchaser shall be credited, on account of such purchase price payable by him, with the portion of such net proceeds that shall be applicable to the payment of, and that shall have been credited upon, the bonds and coupons so presented; and at any such sale any bondholder or the Trustee may bid for and purchase such property, and make payment on account thereof as aforesaid, and upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. The provisions of this Section 9 are subject to the provisions of Section 1 of this Article IX.

SECTION 10. Upon the completion of any sale or sales under or by virtue of this Indenture, the Trustee shall execute and deliver to the purchaser a good and sufficient deed or other instruments conveying, assigning and transferring the property sold. The Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary conveyances, assignments and transfers of property thus sold; and for that purpose, it may execute all necessary deeds and instruments of conveyance, assignment and transfer; and may substitute one or more persons with like power; the Company hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, the Company, if so requested by the Trustee, shall ratify and confirm any such sale or sales by executing and delivering to the Trustee or to such purchaser all such instruments as may be necessary or in the judgment of the Trustee proper for that purpose an as may be designated in such request.

SECTION 11. Any such sale or sales made under or by virtue of this Indenture, whether under the power of sale herein granted or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company, in and to the premises sold, and shaII be a perpetual bar both at law and in equity, against the Company, its successors and assigns, and against any and all persons claiming or to claim the premises sold or any part thereof from, through or under the Company, or its successors or assign.

SECTION 12. The purchase money, proceeds and avails of any sale, whether made under the power of sale herein granted or pursuant to judicial proceedings, shall be paid to the Trustee and, together with any other sums which then may be held by the Trustee under any provision of this Indenture as part of the trust estate or the proceeds thereof, shall be applied by it as follows:

First. To the payment of the costs and expenses of such sale, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all necessary or proper expenses, liabilities and advances made or incurred without negligence or bad faith by the Trustee under this Indenture, and to the payment of all taxes, assessments or liens superior to the lien of this Indenture, except any taxes, assessments or other superior liens subject to which such sale shall have been made.

Second. To the payment of the whole amount then owing or unpaid upon the bonds issued hereunder and then outstanding for principal and interest, with interest on overdue principal and overdue installments of interest at the same rates, respectively, as were borne by the bonds whereof the principal or installments of interest may be overdue, and, in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon the bonds, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any series over any other series, ratably according to the aggregate of such principal and the accrued and unpaid interest, subject, however, to the provisions of Section 1 of this Article IX. Such payments shall be made on the date fixed therefor by the Trustee, upon presentation of the bonds and coupons and stamping thereon the amount paid if such bonds and coupons be only partly paid, and upon surrender and cancellation thereof if fully paid.

Third. To the payment of the surplus, if any, to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 13. In case of any sale made under the power of sale herein granted or pursuant to judicial proceedings, the principal of all the bonds issued hereunder, if not previously due, thereupon shall become due and payable, anything in said bonds or in this Indenture contained to the contrary notwithstanding.

SECTION 14. The Company covenants that (1) in case default shall be made in the payment of any interest on any bond or bonds at any time outstanding and secured by this Indenture and such default shall continue for a period of sixty days; or (2) in case default shall be made in the payment of the principal of any such bonds when the same shall have become payable, whether at the maturity of said bonds, or by a declaration as authorized by this Indenture, or upon a sale as set forth in Section 13 of this Article IX, or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, 1or the benefit of the holders of the bonds and coupons issued hereunder and then outstanding, the whole amount then due and payable on all such bonds and coupons then outstanding for interest or principal, or both, as the case may be, with interest upon the overdue principal and overdue installments of interest at the same rates, respectively, as were borne by the bonds whereof the principal or installments of interest shall be overdue; and, in case the Company shall fail to pay the same forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to recover judgment against the Company and any other obligor upon the bonds for the whole amount so due and unpaid.

The Trustee shall be entitled to recover judgment as aforesaid, either before or after or during the pendency of any proceedings for the enforcement of the lien of this Indenture, and the right of the Trustee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or the foreclosure of the lien thereof, and in the case of a sale of the trust estate, and of the application of the proceeds of sale to the payment of the indebtedness hereby secured, the Trustee in its own name and as trustee of an express trust; shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, any and all of the bonds and coupons issued hereunder then outstanding, for the benefit of the holders thereof, and shall be entitled to recover judgment for any portion of the indebtedness remaining unpaid, with interest, as aforesaid. No recovery of any such judgment nor attachment nor levy of execution thereunder upon the trust estate or any part thereof, or upon any other property, shall in any manner or to any extent affect the lien of this Indenture upon the trust estate or any part thereof, or any lien, rights, powers or remedies of the Trustee or of the holders of the bonds issued hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

Any moneys collected by the Trustee under this Section 14 shall be applied by it toward payment of the amounts then due and unpaid upon such bonds and coupons in respect whereof such moneys shall have been collected, ratably and without any preference or priority of any kind (except as provided in Section 1 of this Article IX), according to the amounts due and payable upon such bonds and coupons, respectively, at the date fixed by the Trustee for the distribution of such moneys, upon presentation of the bonds and coupons and stamping such payment thereon, if partly paid, and upon surrender and cancellation thereof, if fully paid.

SECTION 15. Subject to the provisions of Section 2 of Article XII, the Trustee shall have power to institute and to maintain such suits and. proceedings as the Trustee may be advised by counsel shall be necessary or expedient to prevent any impairment of the security hereunder by any acts of the Company, or of others, in violation of this Indenture, or which are unlawful, or as the Trustee may be advised shall be necessary or expedient to preserve and to protect its interests and the interests of the bondholders in respect of the trust estate, and in respect of the income, earnings, issues and profits arising therefrom; including power to institute and to maintain suits or proceedings to restrain the enforcement of, or compliance with, or the observance of, any legislative or other governmental enactment, rule or order which the Trustee may believe to be unconstitutional or otherwise invalid, if the enforcement of, compliance with, or observance of, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the bondholders or of the Trustee.

SECTION 16. The Company will not at any time insist upon or plead, or in any manner whatever claim or take the' benefit or advantage of any stay or extension law now or at any time here after in force; nor will it claim, take or insist on any benefit or advantage from any law now or at any time hereafter in force providing for the valuation or appraisement of the trust estate or any part thereof prior to any sale or sales thereof to be made pursuant to any provisions herein contained or to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales will it claim or exercise any right under or conferred by any law now or at any time hereafter in force, to redeem the property sold or any part thereof; and it hereby expressly waives and relinquishes all benefit and advantage of any and aII such stay, extension, valuation, appraisement and redemption law or laws; and it hereby covenants that it will not hinder, delay or impede the execution of any power herein granted and delegated to the Trustee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

SECTION 17. At any time, hereafter before full payment of the bonds issued hereunder, and whenever it shall deem it expedient for the better protection or security of the bonds (although none of the events of default shall have occurred), the Company, with the consent of the Trustee, may surrender and deliver to the Trustee full possession of the whole or any part of the trust estate, for any period fixed or indefinite. In such event, the Trustee shall enter into and upon the trust estate so surrendered and delivered, and shall take and receive possession thereof for such period, fixed or indefinite, as aforesaid, without prejudice, however, to its right at any time subsequently when entitled thereto by any provision hereof, to insist upon maintaining and to maintain such possession beyond the expiration of any such prescribed period and the Trustee, from the time of such entry, shall work, maintain, use, manage, control and employ the trust estate, so surrendered and delivered, in accordance with the provisions of this Indenture, and shall receive and apply the income and revenues thereof as provided in subdivision I of Section 3 of this Article IX. Upon application of the Trustee and with the consent of the Company, if none of the events of default shall have happened and then be continuing, and without such consent if one or more of the events of default shall have happened and then be continuing, a receiver may be appointed to take possession of, and to operate, maintain and manage the trust estate or any part thereof, and the Company shall transfer and deliver to such receiver possession of the thrust estate, wheresoever the same may be situated; but notwithstanding the appointment of any receiver, the Trustee shall be entitled as pledgee to continue to retain the possession and control of any cash or securities at the time held by the Trustee under this Indenture. In very case, when a receiver of the whole or any part of the trust estate shall be appointed under this Section 17 or otherwise, the net income profits of the trust estate shall be paid over to, and shall be received by, the Trustee for the benefit of the holders of the bonds issued hereunder.

SECTION 18. Subject to the provisions of Section 1 of Article XII, a majority of the bondholders shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for any remedy open to the Trustee and of exercising any power or trust conferred upon the Trustee under this Indenture.

SECTION 19. No holder of any bond or coupon issued hereunder shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Indenture, or for the execution of any trust or power hereof, or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Indenture, unless such holder previously shall have given to the Trustee written notice of some existing default and of the continuance thereof, as hereinbefore provided; or unless, also, twenty-five percent (25%) of the bondholders shall have requested the Trustee in writing after the right to exercise such powers, or right of action, as the case may be, shall have accrued, and shall have afforded to it a reasonable opportunity, either to proceed to exercise the powers hereinbefore granted, or to institute such action, suit or proceedings in its own name; nor unless, also, such holder or holders hall have offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused or neglected to comply with such request within a period of ninety days after receipt of such request and offer of security and indemnity; and, subject to the provisions of Section 2 of Article XII, such notification, request and offer of indemnity are hereby declared, in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture and to any action or cause of action for foreclosure or for the appointment of a receiver, or for any other remedy hereunder; it being understood and intended that no one or more holders of bonds or coupons issued hereunder shall have any right in any manner whatever hereunder or under the bods or coupons by his or their action to affect, disturb or prejudice the lien of this Indenture or to enforce any right hereunder, except in the manner herein provided, and that all proceedings hereunder, at law or in equity shall be instituted, had and maintained in the manner herein provided and for the ratable benefit of all holders of such outstanding bonds and coupons. Nothing herein contained shall, however, affect or impair the obligation of the company, which is absolute and unconditional, to pay the principal of, and interest on, each of the bonds to the respective holders thereof at the time and place in the bonds and coupons expressed or to affect or impair the right of any bondholder, which is also absolute and unconditional, to institute suit for the enforcement of any such payment.

Anything to the contrary notwithstanding contained in this Section 19, the parties to this Indenture and the bondholders agree that the court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it, as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this paragraph shall not apply to any suit instituted, directly or through an agent or agents, by the Trustee, to any suit instituted by any bondholder, or group of bondholders, holding in the aggregate more than ten percent (10%) in principal amount of the bonds outstanding or to any suit instituted by any bondholder for the enforcement of the payment of the principal of or interest on his bonds at and after the maturity of such principal or interest as expressed in such bonds.

SECTION 20. The foregoing provisions of this Article IX are subject to the condition that if, at any time after an event of default and before any sale of the trust estate shall have been made, all arrears of principal and interest, with interest upon all overdue principal and overdue installments of interest at the same rates, respectively, as were borne by the bonds of which the principal or installments of interest may be overdue, together with the reasonable charges and expenses of the Trustee, its agents, attorneys and counsel, and all other sums payable by the Company hereunder, except the principal of, and interest accrued since the next preceding interest date on, the bonds due and payable solely by virtue of a declaration made under Section 2 of this Article IX, shall either be paid by the Company or be collected and paid out of the trust estate, and all other defaults, if any, which shall have occurred, shall have been remedied or cured, to the reasonable satisfaction of the Trustee--then in every such case the Trustee, upon the written request of a majority of the bondholders, shall waive any such default and its consequences and rescind any declaration previously made under Section 2 of this Article IX that the bonds issued hereunder be and become due and payable before the maturity thereof; but no such waiver or rescission shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

In case the Trustee shall have proceeded to enforce any right under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of such waiver or for any other reason, or shall have been determined adversely to the Trustee, then and in every such case, the Company and the Trustee shall severally and respectively be restored to their former positions and rights, hereunder in respect of the trust estate, and all rights, remedies and powers of the Trustee shall continue a though no such proceedings had been taken.

No delay or omission of the Trustee, or of any holder of bonds issued hereunder, to exercise any right of power accruing upon or after any default continuing as aforesaid, shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given hereunder to the Trustee or to the bondholders, subject to the provisions of Section 19 of this Article IX, maybe exercised from time to time and as often as may be deemed expedient by the Trustee or by the bondholders.

Except as herein expressly provided to the contrary, no remedy herein conferred upon or reserved to the Trustee or the holders of bonds issued hereunder, is intended to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or, in equity or by statute.

SECTION 21. The Trustee shall be entitled and empowered either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the bonds and the holders of the coupons, or in anyone or more such capacities, to files such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and the holders of bonds and of the coupons allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings relative to the Company or any other obligor upon the bonds, or its or their creditors or property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the bonds and of the coupons by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the bonds and coupons, with authority to make or file in the respective names of the holders of the bonds and/or coupons, or on behalf of all the holders of the bonds and/or coupons as a class (subject to the deduction from any such claim of the amounts of any claims filed by any of the holders of the bonds and/or coupons themselves), any proof of debt, amendment of proof of debt, claim, petition or other documents in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for an on behalf of such holders of the bonds and/or coupons, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and/or the holders of the bonds and coupons against the Company and/or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any holder of the bonds or coupons, any plan of reorganization or readjustment of the Company affecting the bonds or coupons.

SECTION 22. All rights, remedies and powers provided by this Article IX may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provision of this Article IX are intended to be subject to all applicable mandatory provisions of law that may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded or filed under the provisions of any applicable law.

ARTICLE X

CONCERNING THE BONDHOLDERS

SECTION 1. As to all coupon bonds registered as to principal and as to all registered bonds without coupons, the person in whose name each such bond shall be registered shall for all purposes of this Indenture be deemed and regarded by the Company and the Trustee and any paying agent as the absolute owner thereof, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. Payment of or on account of the principal of any such bond and of or on account of the interest of any such registered bond without coupons, shall be made only to or upon the order of such registered owner thereof, but such registration may be changed as herein provided. All such payments shall be valid and effectual to satisfy and discharge the liability of the Company upon such bonds to the extent of the sum or sums so paid. The Company and the Trustee and any paying agent may deem and treat the bearer of any bond issued hereunder which shall not at the time be registered, and the bearer of any coupon for the interest on any bond, whether such bond be registered or not, as the absolute owner of such bond or coupon for the purpose of receiving payment thereof and for all other purposes whatsoever, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

SECTION 2. Any demand, request or other instrument required by this Indenture to be signed and executed by bondholders, may be in any number of concurrent writings of similar tenor, and may be signed or executed by such bondholders in person or by agent duly appointed in writing. Subject to the provisions of Section 2 of Article XII, proof of the execution of any such demand, request or other instrument, or of the writing appointing any such agent, and of the ownership by any person of bonds issued hereunder, shall be sufficient for any purpose of this Indenture, and shall be conclusive in favor of the Trustee and of the Company with regard to due action by the Trustee or the Company taken under such demand, request or other instrument, if made in the following manner:

(a)

The fact and date of the execution by any person of any such demand, request or other instrument may be proved by the certificate of any notary public or other office authorized to take acknowledgements that the person signing such demand, request or other instrument acknowledged before him the execution thereof; or by a written affidavit before any such notary public or other officer by a witness of such execution.

(b)

The fact of the holding by any person of bonds transferrable by delivery and the amounts, series and distinctive numbers of such bonds, and the date of his holding the same, may be proved by a certificate executed by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, setting forth that on the date therein mentioned such person had on deposit with such depositary the bonds described in such certificate. In the absence of such certificate, or if not satisfactory to the Trustee, the bond or bonds of such person must be deposited with the Trustee if so required by the Trustee, pending such action as the Trustee may take hereunder. For all purposes of this Indenture and of any proceedings for the enforcement thereof such person shall be deemed to continue to be the holder of such bonds until the Trustee shall have received notice in writing to the contrary.

(c)

The ownership of the registered bonds shall be proved by the registers of such bonds.

SECTION 3. Neither the Trustee nor the Company shall be bound to recognize any person as a bondholder unless and until, if re-required, his bond is submitted for inspection and his title thereto satisfactorily established in disputed. Any action taken by the Trustee or by the Company pursuant to this Indenture upon the request or authority or consent of any person who, at the time of making such request or giving such authority or consent, is the holder or registered owner of any bond issued hereunder, shall be conclusive and binding upon all future holders or registered owners of the same bond and bonds issued in exchange or substitution therefor.

SECTION 4. All rights of action under this Indenture may be enforced by the Trustee without the possession of any of the bonds or coupons issued hereunder or the production thereof at any trial or other proceedings relative thereto.

ARTICLE XI

IMMUNITIES OF OFFICERS, DIRECTORS AND STOCKHOLDERS

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any bond or coupon issued hereunder, or because of the creation of any indebtedness hereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer or director of the Company, as such, or of any predecessor or successor corporation either directly or through the Company or any such predecessor or successor corporation, by the enforcement of any assessment or penalty, or because of any representation arising from the capitalization of the Company or of any such predecessor or successor corporation, or by any legal or equitable proceeding by virtue of any constitution, statute or law or otherwise; it being expressly agreed and understood that this Indenture and the obligations issued hereunder are solely corporate obligations and that no personal liability whatever, under any circumstances or conditions, shall attach to or be incurred by the incorporators, stockholders, officers or directors, past, present or future, of the Company or of any predecessor or successor corporation, or any of them, because of the incurring of the indebtedness hereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the bonds or coupons issued hereunder, or implied therefrom; and that any and all personal liability of every name and nature, and any and all rights and claims against every such incorporator, stockholder, officer or director, whether arising at common law or in equity, or created by statute or constitution, are hereby expressly released and waived by the Trustee and by each of the bondholders as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the bonds and coupons issued hereunder.

ARTICLE XII

THE TRUSTEE

SECTION 1. The Trustee, for itself and its successors, accepts the trusts created by this Indenture upon the terms and conditions hereof, including the following, to all of which the parties hereto and the holders from time to time of the bonds agree:

(a)

The Trustee shall be entitled to reasonable compensations for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and such compensation, as well as the reasonable compensation of its counsel, and all other reasonable expenses incurred by the Trustee hereunder, and all taxes which may have been assessed against the Trustee as such or against any funds on deposit with it hereunder which the Trustee may be required or permitted by law to deduct from such deposit and to pay, the Company agrees to pay promptly on demand from time to time as such services shall be rendered and as such expenses shall be incurred. In default of such payment by the Company, the Trustee shall have a lien therefor on the property subject to the lien of this Indenture and the proceeds thereof prior to the lien of the bonds and coupons and a lien therefor on any moneys held by the Trustee hereunder prior to any rights in such moneys of the holders of the bonds and of the coupons. The Company also agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, as well as the costs and expenses of defending against any claim of liability in the premises.

(b)

The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys.

(c)

The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals herein or in the bonds (except for its certificate of authentication thereon) or in the coupons contained, all of which are made by the Company solely; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of this Indenture, or of any indenture supplemental hereto, or of the bonds or coupons, or for the value of the property subject to the lien of this Indenture or any part thereof, or for the title of the Company thereto, or for the security afforded thereby and hereby, or for the validity of any securities at any time held hereunder, and the Trustee makes no representation with respect thereto. The trustee shall not be accountable for the use or application by the Company of any bonds authenticated and delivered hereunder or of the proceeds of such bonds, or for the use or application of any moneys paid over in accordance with any provision of this Indenture.

(d)

The Trustee, subject to the provisions of Section2 of this Article XII, shall be under no obligation to exercise any of the trusts or powers hereof at the request, order or direction of any of the bondholders, pursuant to the provisions of this Indenture, unless such bondholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby.

(e)

The trustee may consult with counsel, and, to the extent permitted by Section 2 of this Article XII, the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(f)

The Trustee, to the extent permitted by Section 2 of this Article XII, may rely upon the certificate of the Secretary or one of the Assistant Secretaries of the Company, under its corporate seal, as to the adoption of any resolution by its Board or stockholders.

(g)

Any action taken by the Trustee pursuant to any provision hereof at the request or with the consent of any person who at the time the holder of any bond shall be conclusive and binding in respect of such bond upon all future holders thereof, whether or not such bond shall have noted thereon the fact that such request or consent had been made or given.

(h)

The Trustee shall not be personally liable in case of entry by it upon the mortgaged and pledged property for debts contracted or liability or damages incurred in the management or operation of said property.

(i)

The Trustee, to the extent permitted by Section 2 of this Article XII, may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(j)

All moneys received by the Trustee under or pursuant to any provision of this Indenture (including any moneys received by it as paying agent) shall constitute trust funds for the purposes for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by the Trustee, under such conditions as may be prescribed by law, in its general banking department.

SECTION 2. None of the provisions of this Indenture shall be construed as relieving the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that, anything in this Indenture contained to the contrary notwithstanding:

1)

Unless and until an event of default shall have happened which at the time is continuing,

(a)

the Trustee shall not be liable except for the performance of such duties as are specifically set out in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Indenture; and

(b)

the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions express therein, in the absence of bad faith on the part of the Trustee,

upon certificates and opinions conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which, by the provisions of this Indenture, are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

2)

The Trustee shall not be liable to any holder of bonds or coupons or to any other person for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

3)

The Trustee shall not be liable to any holder of bonds or coupons or to any other person with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the holders of a majority of the bonds at the time outstanding under this Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon it by this Indenture.

If an event of default shall have happened, then, so long as the same shall be subsisting, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

Notwithstanding any provisions of this Indenture authorizing the Trustee conclusively to rely upon any certificates or opinions, the Trustee may, but to the extent permitted by this Section 2 need not, require any further evidence to make any further investigation as to the facts or matters stated therein which it may, in good faith, deem reasonable in the circumstances; and the Trustee shall, if requested in writing so to do by the holders of not less than a majority in principal amount of the bonds then outstanding hereunder, require such further evidence or make such further investigation, provided, however, that, if the payment within a reasonable time to the Trustee of the cost, expenses and liabilities likely to be incurred by it in making such investigation is not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. If the Trustee shall determine or shall be requested, as aforesaid, to make such further investigation, it shall be entitled to examine the books, records and premises of the Company; and unless satisfied, with or without such investigation, of the truth and accuracy of the matters stated in such certificates or opinions, it shall be under no obligation to grant any application or take or permit any action hereunder. The reasonable expense of every such examination shall be paid by the Company, or, if paid by the Trustee, shall be repaid by the Company, upon demand, with interest at the rate of five percent (5%) per annum, and until such repayment shall be secured by a lien on the property which is subject to the lien of this Indenture and the proceeds thereof prior to the lien of the bonds and coupons.

SECTION 3. The Trustee shall give to the bondholders, in the manner and to the extent provided in subdivision (c) of Section 10 of this Article XII, notice of the happening of all defaults known to it within ninety days after the occurrence thereof, or promptly after such default becomes known to it if it learns of such default after said ninety-day period, but in the case of any default of the character specified in subdivision (e) of Section 2 of Article IX, no such notice shall be given until at least sixty days after written notice thereof shall have been given to the Company as provided in said subdivision (e), provided, that, except in the case of a default resulting from the failure to make any payment of principal of or interest on the bonds, or in the payment of any sinking or purchase fund installment, the Trustee may withhold such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the bondholders. For the purposes of this Section 3, the term "default" shall mean any event of default specified in Section 2 of Article IX, not including in the case of the defaults specified in paragraphs (a) or (e) thereof any periods of grace provided for therein.

Nothing herein contained shall require the Trustee to give any notice of any default which has been cured.

SECTION 4. If the Trustee has or shall acquire any conflicting interest as defined in this Section4, it shall, within ninety days after ascertaining that it has such conflicting interest, wither eliminate such conflicting interest or resign, such resignation to become effective upon the appointment of a successor and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in Section 6 of this Article XII. For the purposes of this Section 4 and the Trustee shall be deemed to have a conflicting interest if

(1)

the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of bonds issued and outstanding under this Indenture, provided, however, that there shall be excluded from the operation of this subdivision (1) of Section 4 any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding, if the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and under such other indenture is not sol likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

(2)

the Trustee or any of its directors or executive officers is an obligor upon the bonds issued under this Indenture or an underwriter for the Company;

(3)

the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

(4)

the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and also a director and/or an executive office of the Company, but may not be at the same time an executive office of both the Trustee and of the Company, and (B), if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company, and (C) the Trustee may be designated by the Company or by any underwriter for the Company, to act in the capacity if transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or subject to the provisions of subdivision (1) of this Section 4, to act as trustee, whether under an indenture or otherwise;

(5)

ten percent (10%) or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive office of the Company or 20 percent (20%) or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten percent (10%) or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive office of any such underwriter, or is beneficially owned, collectively, by any two or more such persons;

(6)

the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter in this Section4 defined, (A) five percent (5%) or more of the voting securities, or ten percent (10%) or more of any other class of security, of the Company, not including bonds issued under this Indenture and securities issued under any other indenture of the Company under which the Trustee is also trustee, or (B) ten percent (10%) or more of any class of security of any underwriter for the Company;

(7)

the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter in this Section 4 defined, give percent (5%) or more of the voting securities of any person who, to the knowledge of the Trustee owns ten percent (10%) or more of the voting securities of any person who, to the knowledge of the Trustee owns ten percent (10%) or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

(8)

the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter in this section 4 defined, ten percent (10%) or more of any class of security of any person who, to the knowledge of the Trustee owns fifty percent (50%) or more of the voting securities of the Company; or

(9)

the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five percent (25%) or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under subdivision (6), (7) or (8) of this Section 4. As to any of such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five percent (25%) of such voting securities or twenty-five percent (25%) of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal or interest upon the bonds outstanding under this Indenture, when and as the same becomes due and payable, and such failure continues for thirty days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty-day period, and after such date, notwithstanding the foregoing provisions of this subdivision (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee, for the purposes of subdivisions (6), (7) and (8) of this Section 4.

In the event that any person shall at any time become an obligor upon any of the bonds, so long as such person shall continue to be such obligor the provisions of the foregoing subdivisions (1) to (9), inclusive, of this Section 4 shall be applicable to the Trustee and such obligor with the same effect as if the name of such obligor were substituted for that of the Company in said provisions.

The specification of percentages in subdivisions (5) to (9), inclusive, of this Section 4 shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to the constitute direct or indirect control for the purposes of subdivision (3) or (7) of this Section 4.

For the purposes of subdivisions (6), (7), (8) and (9) of this Section 4, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such not or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty days or more, and shall not have been cured; and (C) the Trustee shall not be deemed the owner of holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as a custodian, escrow agent or depositary, or in any similar representative capacity.

For the purposes of this Section 4, the term "underwriter, when used with reference to the Company or any other obligor upon any of the bonds, means every person, who, within three years prior to the time as of which the determination is made, has purchased from the Company or such obligor with a view to, or has sold for the Company or such obligor in connection with, the distribution of any security of the Company or such obligor outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

For the purposes of this Section 4, the term, "person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or political subdivision thereof.

For the purposes of this Section 4, the percentages of voting securities and other securities referred to in subdivisions (5) to (9), inclusive, shall be calculated in accordance with the following provisions:

a)

A specified percentage of the voting securities of a person means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to case such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to case in the direction or management of the affairs of such person.

b)

A specified percentage of class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

c)

The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

d)

The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

(1)

Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

(2)

Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

(3)

Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

(4)

Securities held in escrow if placed in escrow by the issuer thereof;

Provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

e)

A security shall be deemed to be of the same class as another security if both securities confer upon the holder of holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 5. If the Trustee shall at any time cease to be a bank or trust company in good standing organized and doing business under the laws of the United States or of any State, which (a) is authorized under the laws of the jurisdiction of incorporation to exercise corporate trust powers and (b) is subject to supervision or examination by Federal or State authority, or shall cease to have a combined capital and surplus of not less than $1,000,000, then the Trustee shall resign within thirty days thereafter, such a resignation to become effective upon the appointment of a successor Trustee and such successor's acceptance of such appointment. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervision or examining authority, the combined capital and surplus as set forth in its most recent report of condition so published. If the Trustee shall fail or refuse to resign within said period, or if the Trustee has or shall acquire any conflicting interest of the character specified in Section 4 of this Article XII and shall fail or refuse either to eliminate such conflicting interest or to resign within the period in said Section 4 provided in respect of such resignation, then (i) the Trustee shall, within ten days after the expiration of said period, transmit notice of such failure or refusal to the bondholders in the manner and to the extent provided in subdivision © of Section 10 of this Article XII; and (ii) any bondholder, who has been the bona fide holder of a bond for at least six months, may, subject to the provisions of Section 19 of Article IX hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor, if the Trustee fails, after written request therefor by such bondholder, to comply with the provisions of said Section 4.

SECTION 6. The trustee and any successor to the Trustee may resign and be discharged from the trust created by this Indenture by giving notice thereof in writing to the Company specifying the date when such resignation shall take effect, and by giving notice thereof to the bondholders, in the manner and to the extent provided in subdivision (c) of Section 10 of this Article XII, and by publishing such notice at least once a week for three successive calendar weeks (the first such publication to be not less than thirty days nor more than sixty days prior to the effective date of such resignation) in an authorized Chicago newspaper and in an authorized Milwaukee newspaper. Subject to the provisions of Sections 4 and 5 of this Article XII, such resignation shall take effect on the date specified in such notice unless previously a successor to the Trustee shall have been appointed as hereinafter provided, in which event such resignation shall take effect upon the appointment of such successor.

The Trustee or any successor trustee may be removed at any time by the holders of a majority in principal amount of the bonds issued hereunder and at the time outstanding, upon payment to the trustee so removed of all moneys then due to it hereunder, by an instrument or concurrent instruments in writing, signed in duplicate by such holders. One copy shall be filed with the Company and the other with the trustee so removed.

In case at any time the Trustee or any successor trustee shall resign, be dissolved or be removed or otherwise shall become disqualified to act or incapable of acting, or in case control of the Trustee or of any successor trustee, or of its officers shall be taken over by any public office or officers, a successor trustee may be appointed by the holders of a majority in principal amount of the bonds issued hereunder and at the time outstanding by an instrument or concurrent instruments in writing signed in duplicate by such holders, and filed, one copy with the retiring trustee and the other with the successor trustee, notification thereof being given to the Company by such successor trustee; but until a successor trustee shall be so appointed by the bondholders as herein authorized, the Company, by an instrument in writing, executed by order of its Board of Directors, shall in any such case appoint a successor to the Trustee. Every successor to the Trustee shall be a bank or trust company in good standing organized and doing business under the laws of the United States or of any State and (i) which shall have its principal office in the City of Milwaukee, Wisconsin, or the City of Chicago, Illinois, and (ii) which shall be a corporation having a combined capital and surplus of not less than $1,000,000, and (iii) which shall be authorized under the laws of the jurisdiction of incorporation to exercise corporate trust powers, and (iv) which shall be subject to supervision or examination by a Federal or State authority. If such successor Trustee publishes reports of conditions at least annually, pursuant to law or to the requirements of said supervising or examining authority, the combined capital and surplus of such successor Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

If in a proper case no appointment of a successor to the Trustee shall be made pursuant to the foregoing provisions of this Article XII within six months after a vacancy shall have occurred in the office of trustee, the holder of any bond or the retiring Trustee may apply to any court (State or Federal) having jurisdiction to appoint a successor trustee, and such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor to the Trustee.

SECTION 7. Any successor trustee appoint hereunder shall execute, acknowledge and deliver to its or his predecessor trustee and also to the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, authority, rights, trusts, powers, duties and obligations of its or his predecessor trustee and be entitled to the immediate delivery by such predecessor trustee of any part of the trust estate in the hands or under the control of such predecessor trustee and all the estate, right, title and interest of such predecessor trustee in the trust estate shall wholly cease and determine; but the trustee ceasing to act shall nevertheless, on the written request of the Company or of the successor trustee, execute, acknowledge and deliver an appropriate instrument in writing transferring to such successor trustee upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the predecessor trustee so ceasing to act (but may retain and reserve its lien upon the trust estate for its reasonable compensation and expenses, if any thereof remain unpaid), and shall duly assign, transfer and deliver all property and moneys held by such trustee to the successor trustee. Should any deed, conveyance or instrument in writing from the Company be required by the successor trustee for more fully and certainly vesting in, and confirming to, such successor trustee such estates, rights, powers and duties, any and all such deeds, conveyances and instruments in writing shall be executed, acknowledged and delivered by the Company to the successor trustee upon the latter's request. The Company shall promptly give notice of the appointment of any successor trustee to the bondholders in the manner and to the extent provided in subdivision (c) of Section10 of this Article XII and by publishing such notice at least once in each week for two successive calendar weeks in an authorized Chicago newspaper and in an authorized Milwaukee newspaper.

SECTION 8. Any corporation into which the Trustee or any successor to the Trustee may be merged or with which it or any successor trustee may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any successor to the Trustee may be a party, or any corporation which shall otherwise become the lawful successor to the assets and business of the Trustee as an entirety or substantially as an entirety shall be the successor of the Trustee under this Indenture, without the execution or filing of any instrument or the performance of any further act on the part of the parties hereto, provided such corporations shall be qualified and eligible under Sections 4 and 6 of this Article XII.

In case any of the bonds to be issued hereunder shall have been authenticated but not delivered, any successor to the Trustee may adopt the certificate of authentication of the Trustee or of any successor to it, and deliver the same as so authenticated; and in case any of the bonds shall not have been authenticated, any successor to the Trustee may authenticate such bonds in its own name; and in all such cases such certificate shall have the full force which it is anywhere in the bonds or in this indenture provided that the certificate of the Trustee shall have.

SECTION 9. (a) If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (other than in a relationship of the nature specified in the subdivision (f) of this Section 9) within four months prior to a default, as defined in subdivision (e) of this Section 9, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee in its individual capacity and of the indenture security holders, as defined in subdivision (e) of this Section 9:

(1)

an amount equal to any and all reductions in the amount due and owing to the Trustee upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period, and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subdivision (a), or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

(2)

all property received by the Trustee in respect of any claim as such creditor, either as security therefore or in satisfaction or composition thereof or otherwise, after the beginning of such four months' period or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

(b)

Nothing contained in this Section 9 shall affect the right of the Trustee:

(1)

to retain for its own account (i) payments made on account of any such claim described in subdivision (a) of this Section 0 by any person, other than the Company, who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee, to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law;

(2)

to realize for its own account, upon any property held by the Trustee as security for any such claim, if such property was so held prior to the beginning of such four months' period;

(3)

to realize for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by the Trustee as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefore simultaneously with the creation of thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subdivision (e) of this Section 9, would occur within four months; or

(4)

to receive payment on any claim referred to in paragraphs (2) or (3) of this subdivision (b) against the release of any property held as security for any such claim as provided in such paragraphs (2) or (3), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (2, (3) and (4) of this subdivision (b), property substituted after the beginning of such four months' period for the property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any such claim referred to in paragraphs (2), (3) and (4) of this subdivision (b) is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee, as such creditor, such claim shall have the same status as such preexisting claim of the Trustee.

(c)

 If the Trustee shall be required to account, as in the Section 9 provided, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee and the indenture security holders in such manner that the Trustee and the indenture security holders realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy o receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by the Trustee from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and in denture security holders dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this subdivision (c) with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the indenture security holders in accordance with the provisions of this subdivision (c), the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give the provisions of this subdivision (c) due consideration in determining the fairness of the distributions to be made to the Trustee and the indenture security holders with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this subdivision (c) as a mathematical formula.

(d)

In case the Trustee shall have resigned or been removed after the beginning of such four months' period, it shall nevertheless be subject to the provisions of this Section 9 as though such resignation or removal had not occurred. If the Trustee shall have resigned or been removed prior to the beginning of such four months' period, it shall nevertheless be subject to the provisions of this Section 0, if and only if the receipt of property or reduction of claim which would have given rise to the obligation to account, if the Trustee had continued as Trustee, occurred after the beginning of such four months' period and within four months after such resignation or removal.

(e)

As used in this Section 9 the term "default" means any failure to make payment in full of principal or interest, when and as the same becomes due and payable, upon the bonds outstanding under any indenture which has been qualified under the Trust Indenture Act of 1939, and under which the Trustee is also a trustee and the Company is obligor.

As used in this Section 9 the term "indenture security holders" means all holders of securities outstanding under any such indenture under which any default exists.

In the event that any person shall at any time become an obligor upon any of the indenture securities, so long as such person shall continue to be such obligor the provisions of this Section 9, in addition to being applicable to the Trustee and the Company, shall be applicable to the Trustee and such obligor with the same effect as if the name of such obligor were substituted from the Company in this Section 9.

(f)

The Trustee shall not be required to account, as provided in this Section 9, if the creditor relationship arises from:

(1)

the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

(2)

advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by the terms and provisions of this Indenture, for the purpose of preserving the property subject to the lien hereof or of discharging tax liens or other prior liens or encumbrances on the trust estate, if notice of such advance and of the circumstances surrounding the making thereof is given to the indenture security holders, as defined in the subdivision (e) of this Section 9, at the time and in the manner provided in this Indenture;

(3)

disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

(4)

an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in this Section 9;

(5)

the ownership of stock or of the other securities of a corporation organized under the provisions of Section 25 (a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company or any other obligor upon the bonds issued under this Indenture; or

(6)

the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations, which fall within the classification of self-liquidating paper, as defined in this Section 9.

The word "security" or "securities," as sued in this subdivision (f), shall have the meaning assigned to the said term in the Securities Act of 1933, as in effect on the date of this Indenture.

The term "cash transaction," as used in this subdivision (f) means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

The term "self-liquidating paper," as used in this subdivision (f), means any draft, bill of exchange, acceptance or obligation which is made, drawn,

negotiated or incurred by the obligor for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares, and merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the obligor arising from making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 10. (a) The Trustee shall, so long as any bonds are outstanding hereunder, transmit to the bondholders, as hereinafter provided, on or before July 14 of each ear, a brief report as of the preceding May 15 with respect to:

(1)

the eligibility of the Trustee under Section 5, and its qualification under Section 4, of this Article XII, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such sections, a written statement to such effect;

(2)

the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by it as Trustee hereunder which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the bonds, on the trust estate or on property or funds held or collected by it, as Trustee, if such advances so remaining unpaid aggregate more than one-half of one percent (1/2 of 1%) of the principal amount of the bonds outstanding on such date;

(3)

the amount, interest rate and maturity date of all other indebtedness owing the Trustee in its individual capacity, on the date of such report, by the Company and by any other obligor upon the bonds, with a brief description of any property held as collateral security therefore, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or (6) of subdivision (f) of Section 9 of this Article XII;

(4)

the property and funds physically in the possession of the Trustee in such capacity on the date of such report, or of a depository for it;

(5)

any release, or release and substitution, of property subject to the lien of this Indenture (and the consideration therefor, if any) which the Trustee has not previously reported; provided, however, that to the extent that the aggregate value as shown by the release papers of any or all of such released properties does not exceed an amount equal to one percent (1%) of the principal amount of bonds then outstanding, the report need only indicate the number of such releases, the total value of property released as shown by the release papers, the aggregate amount of cash received and the aggregate value of property received in substitution therefor as shown by the release papers;

(6)

 any additional issue of bonds hereunder which the Trustee has not previously reported; and

(7)

any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the bonds or the trust estate, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 3 of this Article XII.

(b) The Trustee shall, so long as any, bonds shall be outstanding hereunder, also transmit to the bondholders, as hereinafter provided, within the times hereinafter specified, a brief report with respect to--

(1) the release, or release and substitution, of property subject to the lien of this Indenture (and the consideration therefor, if any) unless the fair value of such property, as set forth in the engineer's certificate required in connection with any release or substitution hereunder, is less than ten percent (10%) of the principal amount of the bonds outstanding at the time of such release, or such release and substitution, such report to be so transmitted within ninety days after such time; and

(2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by it as Trustee since the date of the last report transmitted pursuant to the provisions of subdivision (a) of this Section 10 (or if no such report has been so transmitted, since January 1, 1946) for the reimbursement of which it claims or may claim a lien or charge prior to that of the bonds, on the trust estate or on property or funds held or collected by it as Trustee, and which it had not previously reported pursuant to this paragraph, if such advances remaining unpaid at any time aggregate more than ten percent (10%) of the principal amount of bonds outstanding at such time, such repo to be so transmitted within ninety days after such time.

(c) All reports required by this Section 10, and all other reports or notices which are required by any other provision of this "Indenture to be transmitted in accordance with the provisions of this Section 10, shall be transmitted by mail--

(1) to all registered owners of bonds, as the names and address of such owners appear upon the registration books of the Company;

(2) to such holders of bonds as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

(3) except in the case of reports pursuant to subdivision (b) of this Section 10, to all holders of bonds whose names and addresses are preserved at the time by the Trustee pursuant to subdivision (a) of Section 11 of this Article XII.

The Trustee shall, at the time of the transmission to the bondholders of any report or notice pursuant to this Section 10, file a copy thereof with each stock exchange, if any, upon which the bonds are listed and with the Securities and Exchange Commission. Upon the listing of the bonds or any series thereof upon any stock exchange the Company shall so advise the Trustee.

SECTION 11. (a) The Trustee shall preserve; in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of bonds (1) contained in the most recent list furnished to it as provided in subdivision (e) of Section 17 of Article V, (2) received by it in the capacity of paying agent hereunder, and (3) filed with it within the two immediately preceding years by holders of bonds for the purpose of receiving reports pursuant to the provisions of paragraph (2) of subsection (c) of Section 10 of this Article XII.

The Trustee may (1) destroy any list furnished to it as provided in subdivision (e) of Section 17 of Article V upon receipt of a new list so furnished, (2) destroy any information received by it as paying agent upon delivering to itself as Trustee, not earlier than forty-five days after an interest payment date of the bonds, a list containing the names and addresses of the holders of bonds obtained from such information since the delivery of the next previous list, if any, (S) destroy any list delivered to itself as Trustee which was compiled from information received by it as paying agent upon the receipt of a new list so delivered, arid (4) destroy any information filed with it by holders of bonds for the purpose of receiving reports pursuant to the provisions of paragraph (2) of subsection (c) of Section 10 of this Article XII, but not until two years after such information has been filed with it.

(b) Within five business days after receipt by the Trustee of a written application by any three or more bondholders stating that the applicants desire to communicate with other bondholders with respect to their rights under this Indenture or under the bonds; and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a bond or bonds for a period of at least six months preceding such application, the Trustee shall, at its election, either (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subdivision (a) of this Section 11, or (2) inform such applicants as to the approximate number of bondholders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subdivision (a) of this Section 11, and as to the approximate cost of mailing to the bondholders the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all bondholders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subdivision (a) of this Section 11, copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and the payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender, the Trustee shall mail to such applicants, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the bondholders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Securities and Exchange Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for a hearing, that all the objections to sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such bondholders with reasonable prompt ness, after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

Within five business days after receipt by the Trustee of the written application from bondholders desiring to communicate with other bondholders, hereinabove referred to, the Trustee shall notify the Company in writing of the receipt of such application and shall furnish the Company with a copy thereof, and shall advise the Company what action the Trustee has taken or proposes to take with respect to said application. In case the Trustee shall file with the Securities and

Exchange Commission a written statement as hereinabove provided, the Trustee shall, within five days after the filing of such statement, notify the Company in writing of such filing and furnish the Company with a copy of such statement, and shall advise the Company promptly of any notice or other communications received from the Securities and Exchange Commission relating to said statement.

The Trustee shall not be liable or accountable to the Company or to any bondholder by reason of the disclosure of any such in formation as to the names and addresses of the bondholders in accordance with the provisions of this Section 11, regardless of the source from which such information was derived, nor by reason of the mailing of any material pursuant to a request made under this Section 11.

SECTION 12. Subject to the provisions of Sections 4, 9 and 10 of this Article XII, the Trustee may acquire and hold bonds and coupons and otherwise deal with the Company in; the same manner and to the same extent and with like effect as though it were not Trustee hereunder.

SECTION 13. The Trustee may comply with any rule, regulation or order of the Securities and Exchange Commission made pursuant to the terms and provisions of the Trust Indenture Act of 1939 and shall be fully protected in so doing in good faith notwithstanding that such rule, regulation or order may thereafter be amended or rescinded or determined by judicial or other authority to be invalid for any reason, but nothing herein contained shall require the Trustee to take any action or omit to take any action in accordance with such rule, regulation or order, except as in this Indenture otherwise required.

SECTION 14. At any time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any state in which any part of the trust estate may be located, or if the Trustee shall be vised by counsel that it is necessary or prudent in the interest of the bondholders so to do, the Company and the Trustee shall have the power to appoint, and upon the request of the Trustee the Company shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, another corporation or one or more persons approved by the Trustee either to act as co-trustee or co-trustees of all or any part of the trust estate jointly with the Trustee, or to act as separate trustee or trustees of any part of the same, and in any case with all such powers, rights and duties not inconsistent herewith, as may be specified in the instrument or instruments of appointment, and for such term, as may be specified in the instrument or instruments of appointment, such powers, rights and duties in whole or in part to be exercised either jointly with the Trustee or separately, as such instrument or instruments may prescribe. In the event that the Company shall not have joined in the execution of such instrument or instruments within ten days after the receipt of a written request from the Trustee so to do, the Trustee alone shall have power to affect such appointment. With respect to such powers as are conferred by every such instrument or instruments of appointment, any co-trustee or co-trustees or separate trustee or trustees so appointed shall be subject to all obligations which are imposed upon the Trustee by this Indenture or by law.

Every separate trustee, every co-trustee and every successor trustee, other than any trustee which may be appointed as successor to First Wisconsin Trust Company or its successor in the trust hereunder, shall, to the extent permitted by law, be appointed subject to the following provisions and conditions, namely:

(a) The bonds shall be authenticated and delivered, and all powers, duties, obligations and rights, conferred upon the Trustee in respect of the custody of all bonds and other securities and of all cash pledged or deposited hereunder shall be exercised solely by First Wisconsin Trust Company or its successors in the trust hereunder, except that if for any reason any prior lien bonds or other securities shall be deposited with a co-trustee, such prior lien bonds or other securities shall be held and disposed of by such co-trustee pursuant to be written instructions of the Trustee, and all powers, rights, duties, immunities and obligations by this Indenture conferred upon the Trustee, whether so expressed or not, unless otherwise provided in the instrument appointing such co-trustee, may be exercised, performed or enjoyed by such co-trustee upon written instructions from the Trustee, and any securities required by this Indenture to be deposited with the Trustee may be deposited with such co-trustee to be held, disposed of, cancelled and/or released by such co-trustee only upon written instructions from the Trustee ;

(b) The Company and the Trustee, at any time by an instrument in writing executed by them jointly, may remove any trustee or co-trustee appointed under this Section 14, and may likewise and in like manner appoint a successor to such trustee or co-trustee so removed, anything herein contained to the contrary notwithstanding. In the event that the Company shall not have joined in the execution of such instrument within ten days after the receipt of a written request from the Trustee so to do, the Trustee alone shall have power to affect such removal and to make such appointment, as the case may be. In the event that the Trustee alone shall have appointed a separate trustee or trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing remove any such separate trustee or co-trustee, the successor to any such trustee or co-trustee so removed to be appointed by the Company and the Trustee, or by the Trustee alone, as hereinbefore in this Section 14 provided;

(c) Any notice, request or other writing, by or on behalf of the holders of the bonds, delivered to the Trustee, or its successor in the trust then acting, shall be deemed to have been delivered to all of the then trustees or co-trustees as effectually as if delivered to each of them. Every instrument appointing any trustee or trustees other than a successor to the Trustee shall refer to this indenture and the conditions in this Article XII expressed, and upon the acceptance in writing by such trustee or trustee or co-trustees, he, they or it shall be vested with the estates or property specified in such instrument, either jointly with the Trustee, or separately, as may be provided therein, subject to all the trusts, conditions and provisions of this Indenture; and every such instrument shall be filed with the Trustee. Any separate trustee or trustees or any co-trustee or co-trustees, so far as permitted by law, may delegate to the Trustee the right to exercise any power, discretionary or otherwise, conferred by any of the provisions of this Indenture. Any separate trustee or trustees or co-trustee or co-trustees, or a successor to any of them, may resign at any time by delivering a written resignation to the Trustee. In case any separate trustee or trustees or co-trustee or cotrustees, or a successor to any of them, shall die, become incapable of acting, resign, or be removed, all the estate, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee without the appointment of a new trustee as successor to such -separate trustee or co-trustee. Any request in writing by the Trustee to any separate trustee or trustees or co-trustee or co-trustees or the successor in trust of any of them shall be a sufficient warrant for such trustee or trustees to take such action as may be so requested. Any moneys at any time coming into the hands of any such trustee shall at once be paid over to the Trustee; and

(d) The provisions of Sections 2, 3, 4, 9 and 10 of this Article XII shall apply to any such co-trustee or separate trustee.

ARTICLE XII

CONSOLIDATION, MERGER, CONVEYANCE AND LEASE

SECTION 1. Nothing contained in this Indenture or in any bond issued or to be issued hereunder shall prevent any consolidation or merger of the Company with or into any other corporation lawfully entitled to acquire and operate the trust estate, or any conveyance or lease (subject to the continuing lien of this Indenture and to all provisions hereof and of any and all indentures supplemental hereto) of the trust estate as a whole or substantially as a whole to any other such corporation, or shall prevent successive similar consolidations, mergers, conveyances or leases to which the Company or its successor or successors shall be a party or parties; provided; however; that every such consolidation, merger, conveyance or lease shall be upon such terms as shall fully preserve and in no respects impair the lien and security of this Indenture or any of the rights and powers of the Trustee or of the bondholders hereunder; and provided further, that no such consolidation, merger, conveyance or lease shall be entered into or made by the Company with or to another corporation which has outstanding, or which proposes to issue in connection with any such consolidation, merger, conveyance or lease, any obligations secured by mortgage, pledge or other lien if as a result of such consolidation, merger, conveyance or lease any of the assets owned by the Company immediately prior thereto would be subjected to the lien of such mortgage, pledge or other lien, unless simultaneously there with or prior thereto effective provision shall be made to establish the lien of this Indenture as superior to the lien of such mortgage, pledge or other lien with respect to any of the property included in the trust estate, then or thereafter acquired by the Company, or covenanted to be subjected to the lien hereof; and provided further that any such lease shall be made expressly subject to immediate termination by the Trustee at any time upon the happening of an event of default, and also by the purchaser of the property so leased at any sale thereof made under the power of sale herein conferred or pursuant to judicial proceedings; and provided further that upon any such consolidation, merger, conveyance or lease, the due and punctual payment of the principal and interest of all bonds issued and to be issued hereunder at the time outstanding according to their tenor, and the due and punctual performance and observance of all of the covenants, terms and conditions of this Indenture and of any and all indentures supplemental hereto, to be kept and performed by the Company, shall, by an indenture supplemental hereto, executed and delivered to the Trustee, be expressly assumed by the successor corporation formed by, or resulting from, any such merger or consolidation, or to which any such conveyance or lease shall have been made; provided, however, that a lessee shall not be required to assume obligations to be performed after the term of the lease.

SECTION 2. In the absence of an express grant by the successor corporation, this Indenture shall not by reason of any such consolidation, merger, conveyance or lease or otherwise, constitute or become a lien upon, and the term "trust estate" as used herein shall not include or comprise:

(1)

Any property, franchises, permits or licenses owned prior to such consolidation, merger, conveyance or lease by any corporation with or into which the Company or any successor corporation may be consolidated or merged or to which the Company or any successor corporation may make any such conveyance or lease, and which, prior to such consolidation, merger, conveyance or lease, was not subject to the lien of this Indenture; and

(2) Any property, franchises, permits or licenses which may be purchased, constructed or otherwise acquired by the successor corporation after the date of any such consolidation, merger, conveyance or lease; excepting only the betterments, extensions, improvements, additions, repairs, renewals, replacements, substitutions, alterations, property, franchises, permits and Iicenses mentioned and referred to in subparagraphs (a) and (b), hereinafter contained in this Section 2, which shall be and become subject to the lien and operation of this Indenture, notwithstanding any such consolidation, merger, conveyance or lease.

In order to confirm of record the lien of this Indenture and to preserve and protect the rights of the bondholders hereunder, the supplemental indenture provided for in Section 1 of this Article XIII, if it does not contain an express grant by the successor corporation, as further security for all bonds issued and to be issued hereunder, of all its property, franchises, permits and licenses then owned and which it may thereafter acquire (other than property of the character defined in the granting clauses hereof as excepted property) shall contain:

A grant by such successor corporation confirming the prior lien of this Indenture upon the trust estate and subjecting to the lien and operation hereof as a first lien, or as a lien subject only to liens affecting the property, franchises, permits and licenses of the Company prior to the consolidation, merger, conveyance or lease, all betterments, extensions, improvements and additions of, to, upon and for, and comprising and constituting appurtenances of, and fixtures to, the property, franchises, permits and licenses subject to the lien hereof, and all repairs, renewals, replacements, substitutions and alterations of, to, upon, and for, such property, franchises, permits and licenses, which may be purchased, constructed or otherwise acquired by such successor corporation from and after the date of such consolidation, merger, conveyance or lease, as the case may be.

(b) A covenant on the part of such successor corporation that all property, franchises, permits and licenses thereafter acquired by it and necessary to the full and complete performance of any covenant herein contained relating to the maintenance and upkeep of the trust estate, to the making of all needful and proper renewals, replacements, substitutions and alterations, and to the preservation and keeping in full effect of all rights, franchises, permits, licenses and privileges, subject to the lien hereof, and of any other covenant herein, shall be conclusively deemed and taken to be acquired by it in performance of such covenant and to have become subject to the prior lien of this Indenture.

(c) A covenant by such successor corporation to keep the trust estate far as practicable readily identifiable; and a stipulation that the Trustee shall not be taken impliedly to waive, by accepting or joining in the supplemental indenture, any rights it would otherwise have.

SECTION 3. In case the Company or any successor corporation shall be consolidated or merged with or into, or shall make a conveyance (but not lease) to, any other corporation, pursuant to and upon the terms provided in Section 1 of this Article XIII, the corporation formed by or resulting from such consolidation or merger or to which such conveyance (but not a lease) shall have been made, as aforesaid, upon executing and delivering to the Trustee, and causing to be recorded, the supplemental indenture provided for in Section 1 of this Article XIII and upon granting and mortgaging in and by said supplemental indenture, or in and by a separate supplemental indenture then or at any time thereafter duly executed and delivered by said successor corporation to the Trustee and by said successor corporation duly recorded, as further security for all bonds issued and to be issued hereunder, all property, franchises, permits and licenses then owned and which may be thereafter acquired by said successor corporation (other than property of the character defined in the granting clauses hereof as excepted property), shall succeed to and be substituted   for the Company with the same force and effect as if it had been the party of the first part hereto and shall have and may exercise each and every power, authority and light herein reserved to or conferred upon the Company; and thereupon such successor corporation may cause to be signed and may issue, either in its own name or in the name of the party of the first part, and under the corporate seal of either the party of the first part or the successor corporation, any and all bonds which shall not theretofore have been signed by the party of the first part and delivered to the Trustee; and the Trustee, upon the order of such successor corporation, in lieu of the party of the first part, and subject to all the terms, conditions and limitations in this Indenture and in-any and all indentures supplemental hereto prescribed, shall authenticate and deliver any and all bonds which shall have previously been signed and delivered by the party of the first part to the Trustee for authentication, and any bonds which such successor corporation shall thereafter cause to be signed and delivered to the Trustee for such purpose, and deliver the same to, said successor corporation or upon its order.

Any such successor corporation so granting and mortgaging its property, franchises, permits and licenses shall be entitled to the authentication and delivery of bonds in respect of any properly; of the character herein defined as property additions, owned prior to such consolidation, merger or conveyance by any corporation with or into which the Company or any successor corporation may be so consolidated or merged or to which the Company or any successor corporation may make any such conveyance, and owned or acquired by such successor corporation; and the rights and duties of such successor corporation in respect of such property shall be the same as the rights and duties of the Company would have been had it acquired such property by purchase.

SECTION 4. In case such successor corporation described in Section 3 of this Article XIII shall not, or until it shall, as aforesaid, grant and mortgage, as further security for all bonds issued and to be issued hereunder, all property, franchises, permits and licenses then owned by it and which it may thereafter acquire (other than property of the character defined in the granting clauses hereof as excepted property), such corporation, nevertheless upon executing and delivering to the Trustee and causing to be recorded, the supplemental indenture provided for in Section 1 of this Article XIII, containing, however, the grant, covenants and stipulation provided for in subparagraphs (a), (b) and (c) of Section 2 of this Article XIII--shall succeed to and be substituted for the Company and shall have and may exercise each and every power, authority and right herein reserved to or conferred upon the Company, including the execution, delivery and issue, and the right to the authentication and delivery, of bonds issuable hereunder, as hereinabove in Section 3 of this Article XIII provided, except the right to the authentication and delivery or the issue of bonds under the provisions of Sections 3, 5 and 6 of Article Ill hereof.

SECTION 5. All bonds issued by any such successor corporation shall in all respects have the same legal rank and security as the bonds theretofore or thereafter issued in accordance with the terms of this Indenture as though all of said bonds had been actually issued at the date of the execution hereof. In case of such consolidation, merger or conveyance, such changes in phraseology and form (but not in substance) may be made in the bonds and coupons thereafter to be issued, including bonds of any series theretofore created, as consequent upon such consolidation, merger or conveyance may be appropriate. The company covenants and agrees, that if additional bonds of any particular series of which series bonds are at the time outstanding, shall at any time be authenticated and delivered in any new name, the Company will provide for the exchange of any bonds of such series previously issued, for bonds issued in any such new name, at the option of and without expense to the holder.

SECTION 6. For every purpose of this Indenture, including the execution, issue and use of any and all bonds issued or issuable hereunder, the term "Company'' includes and means not only the party of the first part, but also any successor corporation upon compliance with the provisions of this Article XIII. Any act or proceeding by any provision of this Indenture authorized, required or permitted to be done or performed by any board, committee or officer of the Company shall and may be done and performed, with like force and effect, by the like board, committee or officer of a successor corporation.

SECTION 7. The Trustee shall be furnished with an opinion of counsel to the effect that the provisions and conditions of Sections 1, 2, 3 and 4 or any of them, of this Article XIII have been complied with. Every supplemental indenture provided for in this Article XIII shall be in form approved by such counsel.

ARTICLE XIV

MEETINGS OF BONDHOLDERS

SECTION 1. Modifications and alterations of this Indenture or of any indenture supplemental hereto and of the rights and obligations of the Company and of the holders of the bonds and coupons may be made, and compliance with this Indenture or any such supplemental indenture may be waived, as hereinafter provided in this Article XIV.  .

SECTION 2. The Company, pursuant to resolution of its Board of Directors, or the Trustee may at any time call a meeting of the bondholders. Such a meeting may also be called at any time by the holders of not less than twenty percent (20%) of the bonds outstanding under the Indenture. Every such meeting called by the Trustee shall be held at the principal office of the Trustee, but if called by the bondholders or by the Company shall be held at such place in the City of Milwaukee, Wisconsin, or in the City of Madison, Wisconsin, or in the City of Chicago, Illinois, as may be specified in the notice calling such meeting. If such meeting be called by the Trustee, written notice thereof, stating the place and time thereof and in general terms the business to be submitted, shall be mailed by the Trustee not less than thirty days before such meeting

(i) to the bondholders in the manner and to the extent provided in subdivision (c) of Section 10 of Article XII, and

(ii) to the Company addressed to it at Madison, Wisconsin, or at such other address as the Company shall from time to time designate in a writing filed with the Trustee,

and shall be published by the Trustee at least once in each of four successive calendar weeks immediately preceding the date fixed for such meeting in an authorized Chicago newspaper and in an authorized Milwaukee newspaper; provided, however, that the mailing of any such notice shall in no case be a condition precedent to the validity of any action taken at such meeting. If such meeting is called by the Company or by the bondholders, in accordance with the provisions of this Section 2, notice of such meeting shall be sufficient for all purposes hereof if given by newspaper publication as aforesaid stating the place and time of the meeting and in general terms the business to be submitted. Any meeting of bondholders shall be valid without notice if the holders of all bonds then outstanding are present in person or by proxy and if the Company and the Trustee are present by duly authorized representatives, or if notice is waived before or after the meeting by the Company, the holders of all bonds outstanding and by the Trustee.

All holders of bonds at the time of such meeting shall be entitled to vote thereat; provided, however,

(a) that with respect to bearer bonds which have been stamped or upon which has been made a notation recording the issue of a certificate for voting at such meeting issued in the manner hereinafter provided in Section 3 of this Article XIV (whether or not such bonds are thereafter registered as to principal) on the holder of such certificate and his proxies shall be entitled to vote such bonds at said meeting and any adjournment thereof;

(b) that the Trustee may, and upon request of a majority of the bondholders shall, and the Company in case the meeting is called by it may, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of owners of coupon bonds registered as to principal and owners of registered bonds without coupons entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such registered bonds at the meeting, shall be entitled to receive notice of such meeting, and subject to the provisions of the immediately preceding sub-paragraph (a) of this Section 2 the coupon bonds registered as to principal on such record date and the registered bonds without coupons may be voted at such meeting and any adjournment thereof only by the owners, and their proxies, who shall have been registered owners of such bonds on such record date, notwithstanding any transfer of any such bonds on the books of the Company after such date. If any coupon bonds registered as to principal on such record date or any registered bonds without coupons shall thereafter be transferred to bearer or exchanged for coupon bonds, as the case may be, a suitable notation may be made upon such bonds at the time of their transfer from such registered owner's name or at the time of such exchange, as the case may be, to record the fact that the registered owner of such bonds on said record date and his proxies shall be the only persons entitled to vote such bonds at the meeting. If any coupon bonds on such record date are thereafter registered as to principal and before any certificate as provided in Section 3 of this Article XIV has been issued with respect to such bonds, the first registered owner in whose name such bonds are registered as to principal shall be deemed to have been a registered owner of such bonds on the record date for the purposes of this Article XIV, except as to his right to receive notice of such meeting; and

(c) that no one shall be entitled to vote in respect of any bond owned by or for the account or benefit of the Company or any obligor upon the bonds or any affiliate of the Company or of such obligor.

SECTION 3. Attendance by bondholders at any meeting may be in person or by proxy. In order that coupon bonds not registered as to principal may be voted at any such bondholders meetings without being produced thereat, the Trustee with respect to any such meeting called by the Trustee, may make and from time to time very such regulations as it shall think fit permitting holders of such bonds to submit their bonds to, or deposit their bonds with, any banks, bankers or trust companies or their duly authorized agents, which shall issue to or upon the order of the holders of such bonds certificates with respect thereto entitling the holders thereof to be present and vote at any such meeting and to appoint proxies to represent them and vote for them at any such meeting in the same way as if the persons so present and voting, either personally or by proxy, were the actual bearers of the bonds in respect of which such certificates shall have been issued, and any regulations so made shall be binding upon the Trustee, the inspectors of votes and all bondholders. Unless the bonds so received are to be kept on deposit pending the holding of such bondholders' meeting and any adjournments thereof said banks, bankers or trust companies, or their duly authorized agents, upon issuing any such certificates shall make a notation upon the bonds with respect to which the certificates are to be issued recording the issue of such certificates, and shall forthwith return the bonds bearing such notation to the persons entitled thereto. Thereafter thee bonds bearing such notation shall not be entitled to be voted at the meeting except by the holders, and their duly authorized proxies or agent, of the certificates issued with respect to such bonds. If any meeting of the bondholders shall be called by the Company or by the bondholders pursuant to the provisions of Section 2 of this Article XIV, regulations to like effect respecting the submission or deposit of bonds and the issue of certificates with respect thereto shall be similarly binding and effective for all purposes hereof if adopted or approved by the Board of Directors of the Company, if such meeting shall be called by the Company, or by the bondholders calling such meeting, provided that in either case copies of such regulations shall be filed with the Trustee. Modifications of such regulations, whether made by the Trustee, the Company or the bondholders, shall not be made during the period from the date of first publication of notice of any such meeting to the final adjournment thereof.

Each person seeking to attend or vote at any meeting of bondholders must, if required by any authorized representative of the Trustee or of the Company, produce such proof of ownership of bond or certificate of voting right or proof of personal identity as shall be satisfactory to the inspectors of votes. Every proxy shall be signed by the bondholder or certificate holder himself or by his duly authorized attorney, and shall be witnessed; and its genuineness if questioned shall be established to the satisfaction of the inspectors of votes. All proxies and certificates presented at any meeting shall be delivered to the inspectors of votes and filed with, the Trustee.

Officers and nominees of the Company and of the Trustee may attend at any such meeting and take part therein, but shall not be entitled to vote thereat except to the extent that they may be bondholders or may hold proxies of bondholders or may hold certificates entitling them to vote issued as in this Section 3 provided.

The Company shall file with the inspectors of votes at such meeting an officers' certificate stating the principal amount of bonds, if any, owned by or for the account or benefit of the Company or, to the knowledge of the signers, otherwise disqualified from being voted under the provisions of subsection (c) of Section 2 of this Article XIV, and identifying such bonds by serial number or otherwise. Such certificate shall be conclusive as to the matters stated therein unless otherwise established to the satisfaction of the inspectors of votes.

SECTION 4. Persons named by the Trustee, if represented at the meeting, shall act as temporary Chairman and Secretary, respectively, of the meeting, but if the Trustee shall not be represented or shall fail to nominate such persons or if any person so nominated shall not be present, the bondholders and holders of certificates issued as in Section 3 of this Article XIV provided, and proxies present, shall by a majority vote, irrespective of the amount of their holdings, elect other persons from those present to fill such vacancy or vacancies. A permanent Chairman and a permanent Secretary of such meeting shall be elected from those present by the bondholders and holders of certificates, issued as in Section 3 of this Article XIV provided, and proxies present, by a majority vote, irrespective of the amount of their holdings. The Trustee, if represented at the meeting, shall appoint two inspectors of votes who shall count all votes cast at such meeting, except votes on the election of a Chairman and Secretary aforesaid, and who shall make and file with the Secretary of the meeting their verified written report in duplicate of all such votes so cast at said meeting. If the Trustee shall not be represented at the meeting or shall fail to nominate such inspectors of votes or if either inspector of votes fails to attend the meeting, the vacancy shall be filled by appointment by the permanent Chairman of the meeting.

SECTION 5. The holders (or persons entitled to vote the same) of not less than sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the bonds entitled to be voted at any such meeting must be present at such meeting in person or by proxy in order to constitute a quorum for the transaction of business, less than a quorum, however, having power to adjourn; provided, however, that if such meeting is adjourned by less than a quorum for more than seven days, notice thereof shall forthwith be mailed by the Trustee if such meeting shall have been called by the Trustee

(a) to the bondholders in the manner and to the extent provided in subdivision (c) of Section 10 of Article XII, and

(b) to the Company addressed to it at Madison, Wisconsin, or at such other address as the Company shall from time to time designate in a writing filed with the Trustee,

and shall be published at least once in each seven days' period of such adjournment in an authorized Chicago newspaper and in an authorized Milwaukee newspaper. The failure to mail such notice as aforesaid shall in no case affect the validity of any action taken at any meeting held pursuant to such adjournment. If such meeting shall have been called by bondholders or by the Company, notice of such adjournment shall be given by the Chairman and Secretary of the meeting in the newspapers and for the number of times above specified in this Section 5 and shall be sufficient if so given.

SECTION 6. Any modifications or alterations of this Indenture or of any indenture supplemental hereto and of the rights and obligations of the Company and of the holders of the bonds and coupons issued hereunder in any particular may be made , and compliance with this Indenture or any such supplemental indenture may be waived, at a meeting of bondholders duly convened and held in accordance with the provisions of this Article XIV, but only by a resolution duly adopted by the affirmative vote, in person or by proxy, of the holders (or persons entitled to vote the same) of sixty-six and two-thirds percent (66 2/3%) or more in aggregate principal amount of the bonds entitled to be voted upon any such modification or alteration or waiver when such meeting is held, and approved by resolution of the Board of Directors as hereinafter specified; provided, however, that no such modification or alteration or waiver shall be made which will (a) permit the extension of the time or times of payment of the principal of or the interest or premium, if any, on any bond, or a reduction in the rate of interest thereon, or otherwise affect the terms of payment of the principal of or interest or premium, if any, on any bond, which shall always be unconditional, or affect the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in such bond or in the coupons pertaining thereto, or (b) otherwise than as permitted by this Indenture, permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of this Indenture or of any indenture supplemental hereto, with respect to any of the property covered thereby, or give to any bond or bonds secured by this Indenture any preference over any other bond or bonds so secured, or deprive any bondholder of the security afforded by the lien of this Indenture, or (c) reduce the percentage required by the provisions of this Section 6 for the taking of any action under this Section 6, nor shall any action permitted under the terms of this Section 6 and taken at any meeting of the bondholders affect the rights under this Indenture or of any indenture supplemental hereto of the holders of one or more, but less than all, of the series of bonds outstanding hereunder unless such action shall also have received the affirmative vote, in person or by proxy, of the holders (or persons entitle to vote the same) of at least sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the bonds of each of the series so affected entitled to be voted upon any such action when such meeting is held. For all purposes of this Article XIV the Trustee shall, subject to the provisions of Section 2 of Article XII, be entitled to rely upon an opinion of counsel with respect to the extent, if any, as to which any action taken at such meeting affects the rights under this Indenture or under any indenture supplemental hereto of any holders of bonds then outstanding.

SECTION 7. A record in duplicate of the proceedings of each meeting of bondholders shall be prepared by the Secretary of the meeting and shall have attached thereto the original reports of the inspectors of votes and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and a copy of the notice of adjournment thereof, if required under the provisions of Section 5 of this Article XIV, and showing that said notices were published as provided in Section 2 of this Article XIV, and, in a proper case, as provided in Section 5 of this Article XIV. Such record shall be signed and verified by the affidavits of the permanent Chairman, the permanent Secretary of the meeting, and a duly authorized representative of the Trustee if such a representative was present at the meeting, and one duplicate thereto shall be delivered to the Company and the other to the Trustee for preservation by the Trustee. Any record so signed and verified shall be proof of the matters therein stated until the contrary is proved, and such meeting shall be deemed conclusively to have been duly convened and held, and any resolution or proceeding stated in such record to have been adopted or taken shall be deemed conclusively to have been duly adopted or taken by such meeting. A true copy of any resolution adopted by such meeting and approved by resolution of the Board of Directors of the Company shall be mailed by the Trustee to the bondholders in the manner and to the extent provided in subdivision (c) of Section 10 of Article XII (but failure to mail copies of such resolution as aforesaid shall not affect the validity thereof), and a copy or summary thereof shall be published by the Company at least twice in an authorized Chicago newspaper and in an authorized Milwaukee newspaper, the first publication to be made not more than fifteen days and the second publication to be made not more than twenty-five days after the adoption of such resolution. Proof of such publication and mailing by the affidavit or affidavits of some person or persons having knowledge of the facts shall be filed with the Trustee. No such bondholders' resolution shall be binding unless approved by the Board of Directors as evidenced by a certified resolution filed with the Trustee, and any resolution of bondholders so adopted and approved shall be deemed conclusively to be binding upon the Company, the Trustee and the holders of all bonds and coupons (except as otherwise specifically provided in this Article XIV) from and after the date of filing with the Trustee of said certified resolution of the Board of Directors or of said affidavits of publication of notice of adoption of said resolution by the bondholders, whichever shall occur later; provided that no such resolution of the bondholders, or of the Board of Directors, shall in any manner be so construed as to change or modify any of the rights or obligations of the Trustee without its written assent thereto. Nothing in this Article XIV contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of bondholders or of any right expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the bondholders under any of the provisions of this Indenture or of the bonds.

SECTION 8. Bonds authenticated and delivered after the date of any bondholders' meeting may bear a notation in form approved by the Trustee as to the action taken at meetings of bondholders theretofore held and approved by resolution of the Board of Directors, and upon demand of the holder of any bond outstanding at the date of any such meeting and presentation of his bond for the purpose at the principal office of the Trustee, the Company shall cause suitable notion to be made on such bond by endorsement or otherwise as to any action taken at any meeting of bondholders heretofore held. If the Company or the Trustee shall so determine, new bonds so modified as in the opinion of the Trustee and the Board of Directors to conform to such bondholders' resolutions shall be prepared, authenticated and delivered, and upon demand of the holder of any bond then outstanding shall be exchanged without charge such bondholder for bonds then outstanding hereunder upon surrender of such bonds with all unmatured coupons appertaining thereto. The Company or the Trustee may require bonds outstanding to be presented for notation or exchange as aforesaid if either shall see fit to do so. Instruments supplemental to this Indenture embodying any modification or alteration of this Indenture or of any indenture supplemental hereto and of the rights and obligations of the Company and other holders of the bonds and coupons made at any bondholders' meeting and approved by resolution of the Board of Directors as aforesaid, may be executed by the Trust and the Company; and upon demand of the Trustee, or if so specified in any resolution adopted by any such bondholders' meeting, shall be executed by the Company and the Trustee.

ARTICLE XV

SUPPLEMENTAL INDENTURES

SECTION 1. In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, when authorized by resolution of its

Board of Directors, and the Trustee, from time to time and at any time, subject to the conditions, provisions and restrictions in this Indenture contained, may enter into an indenture or indentures supplemental hereto and which thereafter shall form a part hereof, for any one more or all of the following purposes:

(a) To close this Indenture against the issue of additional bonds or to add to the conditions, limitations and restrictions on the authorized amount, terms, provisions, purposes of issue, authentication and delivery of bonds specified in Articles II and III hereof other conditions, limitations and restrictions thereafter to be observed.

(b) To add to the covenants and agreements of the Company in this Indenture contained, other covenants and agreements thereafter to be observed, which the Board of Directors of the Company shall consider to be for the protection of the trust estate and of the holders of bonds, although the freedom of action of the Company may be materially restricted thereby, and/or to surrender any right or power herein reserved to, or conferred upon, the Company or to or upon any successor corporation.

(c) To correct the description of any property hereby conveyed or pledged or intended so to be, or to convey, transfer and assign to the Trustee, and to subject to or confirm the lien of this Indenture, with the same force and effect as though included in the granting clauses hereof, additional properties, franchises, permits and licenses hereafter acquired by the Company through consolidation or merger, or by purchase or otherwise.

(d) To evidence the succession of another corporation to the Company, or successive successions, and the assumption by such successor corporation of the covenants, agreements and obligations of the Company under this Indenture.

(e) For any other purpose not inconsistent with the terms of this Indenture, or for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or in any supplemental indenture.

(f) For the appointment of a separate trustee or a cotrustee to act under this Indenture and/or under any indenture supplemental hereto.

(g) To modify any of the provisions of this Indenture for the purpose of relieving the Company from any of the obligations, conditions or restrictions herein contained; provided that no such modification shall be or become operative or effective, or in any manner impair any of the rights of the bondholders or of the Trustee, while any bonds of any series established prior to the execution of such supplemental indenture shall remain outstanding; and provided; further, that such supplemental indenture shall be specifically referred to in the text of all bonds of any series established after the execution of such supplemental indenture; and provided, also, that the Trustee may in its uncontrolled discretion decline to enter into any such supplemental indenture which, in its opinion, may not afford adequate protection to the Trustee when the same shall become operative.

No supplemental indenture entered into pursuant to the terms of this Indenture shall eliminate, nor contain any provision in contravention of, any provision of this Indenture which is required to be included in an indenture to be qualified under the Trust Indenture Act of 1939 by any provisions of Sections 310 to 317, inclusive, or of Section 318 (a) of said Act, and every such supplemental indenture shall conform to the requirements of said Act.

SECTION 2. The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture to make the further agreements and stipulations which may be therein contained, and to accept the conveyance, transfer and assignment of any such property. Subject to the provisions of subparagraph (g) of Section 1 of this Article XV, any such supplemental indenture, other than those provided for in subparagraphs (c), (d) and (e) of Section 1 of this Article XV, may be applicable in respect of all bonds issued and to be issued hereunder or in respect of the bonds of one or more particular series thereof, or for a or of curing, correcting or supplementing any defective or inconsistent provision contained herein or in any supplemental indenture.

(f) For the appointment of a separate trustee or a co-trustee to act under this Indenture and/or under any indenture supplemental hereto.

(g) To modify any of the provisions of this Indenture for the purpose of relieving the Company from any of the obligations, conditions or restrictions herein contained; provided that no such modification shall be or become operative or effective, or in any manner impair any of the Tights of the bondholders or of the Trustee, while any bonds of any series established prior to the execution of such supplemental indenture shall remain outstanding; and provided; further, that such supplemental indenture shall be specifically referred to in the text of all bonds of any series established after the execution of such supplemental indenture; and provided, also, that the Trustee may in its uncontrolled discretion decline to enter into any such supplemental indenture which, in its opinion, may not afford adequate protection to the Trustee when the same shall become operative.

No supplemental indenture entered into pursuant to the terms of this Indenture shall eliminate, nor contain any provision in contravention of, any provision of this Indenture which is required to be included in an indenture to be qualified under the Trust Indenture Act of 1939 by any provisions of Sections 310 to 317, inclusive, or of Section 318 (a) of said Act, and every such supplemental indenture shall conform to the requirements of said Act.

SECTION 2. The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained, and to accept the conveyance, transfer and assignment of any such property. Subject to the provisions of subparagraph (g) of Section 1 of this Article XV, any such supplemental indenture, other than those provided for in subparagraphs (c), (d) and (e) of Section 1 of this Article XV, may be applicable in respect of all bonds issued and to be issued hereunder or in respect of the bonds of one or more particular series thereof, or for a limited or unlimited period of time, or otherwise, in the discretion of the Company. Every such supplemental indenture shall be in form approved by counsel.

SECTION 3. The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture, and to make the further agreements and stipulations which may be therein contained. Subject to the provisions of Section 2 of Article XII, the Trustee may receive an opinion of counsel as conclusive evidence that any such supplemental indenture is authorized or permitted by the terms of this Indenture and that it is proper for the Trustee under the provisions of this Article XV to join in the execution thereof. Subject to the provisions of Section 2 of Article XII the Trustee shall not be under any responsibility or liability the Company or to any holder of any bond, or to anyone whomsoever, for any act or thing which it may do or decline to do in good faith in pursuance of the provisions of this Article XV.

SECTION 4. Any supplemental indenture executed in accordance with any of the provisions of this Article XV shall thereafter form a part of this Indenture; and all the terms and conditions contained in any such supplemental indenture as to any provision authorized to be contained therein shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes, and, if deemed necessary or desirable by the Trustee, any of such terms or conditions may be set forth in reasonable and customary manner in the bonds of the particular series to which such supplemental indenture shall apply.

In case of the execution and delivery of any supplemental indenture, express reference may be made thereto in the text of the bonds of any series issued thereafter, if deemed necessary or desirable by the Trustee.

ARTICLE XVI

DEFEASANCE

SECTION 1. If, when the bonds issued hereunder shall have become due and payable, at maturity or otherwise, or when notice of redemption has been given as herein provided, or when the Trustee has been irrevocably authorized by the Company to give or complete such notice of redemption, the Company, its successors or assigns, shall pay or cause to be paid the whole amount of the principal and interest (and premium, if any) due on all the bonds and coupons issued hereunder then outstanding, or shall provide for such payment by depositing (whether at or prior to the maturity or redemption date of such bonds) with the Trustee the entire amount due and to become due and payable thereon for principal and interest (and premium, if any), or if all bonds outstanding hereunder together with all unmatured coupons thereto appertaining shall be surrendered to the Trustee for cancellation, and in each case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then and in that case the trust estate shall revert to the Company, and the entire estate, right, title and interest of the Trustee and of the bondholders shall thereupon cease, determine and become void; and in that case also, the Trustee, on demand of the Company, at its cost and expense, shall pay to the Company or upon its written order, all moneys (other than moneys deposited as hereinbefore in this Section 1 provided) then held by the Trustee under this Indenture, and shall cancel and discharge the lien of this Indenture, and execute and deliver to the Company such deeds or other instruments in writing as shall be requisite to satisfy the lien hereof and to reconvey to the Company the estate and title hereby conveyed, and assign and deliver to the Company any property then held by the Trustee under this Indenture; but the Trustee shall take any such action only upon the receipt by the Trustee of an officers; certificate and an opinion of counsel, each stating in substance that in the opinion of the respective signers all conditions precedent provided for in this Indenture relating to such payment, delivery, satisfaction and reconveyance have been complied with; otherwise this Indenture shall be, continue and remain in full force and effect.

SECTION 2. All sums which may become due and payable for principal (and premium, if any) upon any bond hereunder shall be paid to the bearer of such bond, unless registered, and if registered, to the registered owner thereof, but in no event, shall the Company or the Trustee be required to make such payment except upon the surrender of such bond in negotiable form, or assigned in blank, accompanied by all unmatured coupons, if any, thereunto belonging. In case any bond registerable as to both principal and interest shall be issued hereunder, as permitted by the provisions hereof, interest thereon shall be paid only to the registered owner thereof. The interest on coupon bonds shall be payable only on the presentation and surrender of the several coupons for such interest as they respectively mature. All bonds and coupons as and when paid shall be forthwith cancelled by the Trustee and delivered to or upon the order of the Company.

SECTION 3. In the event that any bond hereunder shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, or in the event that any coupon appertaining to any such bond shall not be presented for payment at the due date thereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when such bond or coupon is so due, funds sufficient to pay the principal of such bond (and premium, if any), together with all interest due thereon to the date of maturity of such bond or to the date fixed for the redemption thereof, or to pay such coupon, as the case may be, for the use and benefit of the holder thereof, then interest on said bond or on said matured coupon, and all liability of the Company to the holder of said bond for the payment of the principal thereof and interest thereon (and premium, if any), or to the holder of said matured coupon for the payment thereof and interest thereon, as the case may be, shall forthwith cease, determine and be completely dis charged; and thereupon it shall be the duty of the Trustee, subject to the provisions of Section 3 of Article VIII hereof, to hold the funds so deposited for the benefit of the holder of such bond matured coupon, as the case may be, who shall thereafter be restricted exclusively to said funds for any claim of whatsoever nature on the part of such holder on said bond or any coupons appertaining thereto, or on said matured coupon, and shall no longer be entitled to any lien or benefit of this Indenture.

SECTION 4. Bonds issued hereunder, pledged or sold or otherwise issued by the Company, upon being released from pledge, or upon being repurchased or otherwise acquired by the Company (except when acquired by call for redemption pursuant to the provisions of the bonds or of this Indenture), may again be sold, pledged, or otherwise issued, reissued or disposed of by the Company as often as it may repossess or acquire the same, and thereupon shall continue to be entitled to the security of this Indenture as upon their original issue.

ARTICLE XVII

MISCELLANEOUS PROVISIONS

SECTION 1. All of the covenants, stipulations, promises and agreements of this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 2. Except as otherwise expressly provided herein, nothing in this Indenture, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto and the holders from time to time of the bonds issued under this Indenture, any security, rights, remedies or claims, legal or equitable, under or by reason of this Indenture, or under or by reason of any covenant, condition or provision herein contained; and this Indenture and all the covenants, conditions and provisions herein contained are and shall be held to be for the sole and exclusive benefit of the parties hereto and the holders from time to time of the bonds and coupons issued hereunder.

SECTION 3. Nothing in this Indenture or in any bond issued or to be issued hereunder, expressed or implied, is intended, or shall be construed to prevent any bond issued hereunder from having any independent security or guaranty or the benefit of any covenants, agreements or rights contained in any agreement (including any supplemental indenture) outside this Indenture, concerning which a notation may or may not be endorsed thereon, and the references herein or in the bonds to the equal security hereunder of all bonds issued hereunder shall not be deemed applicable to any independent security, guaranty, covenants, agreements or rights.

SECTION 4. The same officer or officers of the Company, or the same engineer or counsel or other person, as the case may be, need not certify to all the matters required to be certified under the provisions of any Article or Section hereof, but different officers, engineers, counsel or other persons may certify to different facts respectively;

SECTION 5. In order not to prevent or delay the cremation or other destruction of cancelled bonds or coupons issued hereunder, the Trustee and the Company may adopt such method of cremation thereof and for keeping a record of or for evidencing the rights and powers hereunder of the Company and the duties of the Trustee, in respect thereof, as they may from time to time determine upon, in lieu of the physical deposit by the Company of any such cancelled bonds or coupons, when permitted, or for the holding or retention by the Trustee, or the delivery by the Trustee to the Company, of any such cancelled bonds or coupons.

SECTION 6. Nothing in this Indenture shall be construed or is intended to prescribe or affect the methods and practices of the Company in keeping its books and accounts, or to limit the power of the Company to fix and determine the price or consideration at which the bonds authenticated and delivered hereunder may be sold or otherwise disposed of. Any and all said bonds may be sold or otherwise disposed of upon such terms and for such consideration as the Company may deem fit, subject to provisions of law in respect thereof.

SECTION 7. Upon any application by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to it an officers' certificate and opinion of counsel, each stating that all conditions precedent provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) have been completed with, except that in the case of any such application as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application, no additional certificate or opinion need be furnished.

SECTION 8. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 9. If any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in an indenture be qualified under the Trust Indenture Act of 1939 by any of Sections 310 to 317, inclusive, of said Act, such required provision shall control.

SECTION 10. This Indenture may be executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original; but air such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, MADISON GAS AND ELECTRIC COMPANY has caused this Indenture to be signed in its name and behalf by its President or one of its Vice-Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and FIRST WISCONSIN TRUST COMPANY, to evidence its acceptance of the trusts hereby created, has caused this Indenture to be signed in its name and behalf by its President or one of its Vice-Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant of the day and year first above written.

STATE OF WISCONSIN,   SS.

DANE COUNTY.

Personally came before me this __9th___ day of February, 1946, JOHN STJOHN, to me known to be the President, and R. F. STUMPF, to me known to be the Secretary of the above named MADISON GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument, and to me known to be the persons who as such officers executed the foregoing instrument in the name and behalf of said corporation, and acknowledged the same, and acknowledged that the seal affixed to said instrument is the corporate seal of said corporation, and that they signed, sealed and delivered said instrument in the name and behalf of said corporation by authority of its Board of Director and stockholders, and said JOHN STJOHN and R. F. STUMPF then an there acknowledged said instrument to be the free act and deed of said corporation by each of them voluntarily executed.

Given under my hand and notarial seal this ___9th___ day of February, 1946.

STATE OF WISCONSIN,   SS.

DANE COUNTY.

Personally came before me this _9th_ day of February, 1946, GEORGE B. LUHMAN, to me known to be the President, and J. W. CAMPBELL, to me known to be an Assistant Secretary, of the above named FIRST WISCONSIN TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument, and to me known to be the persons who as such officers executed the foregoing instrument in the name and behalf of said corporation, and acknowledged the same, and acknowledged that the seal affixed to said instrument is the corporate seal of said corporation, and that they signed, sealed and delivered said instrument in the name and behalf of said corporation by authority of its Board of Directors, and said GEORGE B. LUHMAN and J. W. CAMPBELL then and there acknowledged said instrument to be the free act and deed of said corporation by each of them voluntarily executed.

Given under my hand and notarial seal this _9th_ day of February, 1946.

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